-------------------------------
BUILDING FINANCIAL BRIDGES(R)



ANNUAL REPORT
2002
-------------------------------

                               [GRAPHIC OMITTED]

                                          -----------------------------------
                                          THE PREFERRED GROUP OF MUTUAL FUNDS \
                                                                               \
                                          --------------------------------------

-------------------------------------------
THE PREFERRED GROUP OF MUTUAL FUNDS       /
                     Who we are ...      /
-----------------------------------------

The Preferred Group got its start in 1992.

That's when Caterpillar Inc., the world's largest construction equipment manufacturer, took what it had learned about investing--especially about managing the managers of its sizeable pension and benefits funds--and created a family of mutual funds its employees could invest in through the company's 401(k) plan.

Preferred Group funds are subadvised by some of the most successful names in institutional portfolio management today--companies that manage billions in pension dollars for leading Fortune 500 companies. Our subadvisers are chosen on the strength of their investment specialties and regularly evaluated for adherence to their investment processes as well as performance.

The result? Funds that stick to their investment objectives, which helps you create a well-diversified portfolio with little holdings overlap among funds.

And when it comes to investing for the future, diversification is a great place to start.

Performance Data ..........................................................    1
Our Message to You ........................................................    2
Funds & Investment Objectives .............................................    4
Performance Information & Benchmarks ......................................    5
Investment Reviews ........................................................    6
Statements of Assets & Liabilities ........................................   26
Statements of Operations ..................................................   28
Statements of Changes in Net Assets .......................................   30
Financial Highlights ......................................................   34
Schedules of Investments ..................................................   38
Notes to Financial Statements .............................................   62
Report of Independent Accountants .........................................   70

                                   PREFERRED
                                     [LOGO]
                                    GROUP (R)

                              THE PREFERRED GROUP
                                OF MUTUAL FUNDS

-----------------------------------------------------------------------------------
Performance Data                                                 Year Ended 6/30/02 \
===================================================================================================================
                                 Beginning      Ending                                    Income      Capital Gains
                                    NAV           NAV          Total          Current    Dividends    Distributions
Preferred Fund                  (per share)   (per share)     Return*          Yield+   (per share)    (per share)
-------------------------------------------------------------------------------------------------------------------
International Growth              $ 9.70        $ 7.88        (18.76%)           --           --             --
-------------------------------------------------------------------------------------------------------------------
International Value                13.95         12.22         (0.75)            --       $ 0.24         $ 1.24
-------------------------------------------------------------------------------------------------------------------
Small Cap Growth                    8.52          6.22        (26.99)            --           --             --
-------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                     12.43          7.56        (33.77)            --           --           0.85
-------------------------------------------------------------------------------------------------------------------
Large Cap Growth                   13.22         10.04        (24.13)            --           --             --
-------------------------------------------------------------------------------------------------------------------
Large Cap Value                    21.62         16.89        (14.69)            --         0.17           1.53
-------------------------------------------------------------------------------------------------------------------
Asset Allocation                   13.56         11.09         (9.94)            --         0.20           1.01
-------------------------------------------------------------------------------------------------------------------
Fixed Income                        9.90         10.16          7.25           3.30%        0.45             --
-------------------------------------------------------------------------------------------------------------------
S.T. Government Securities          9.75          9.96          6.40           2.94         0.40             --
-------------------------------------------------------------------------------------------------------------------
Money Market++                      1.00          1.00          2.25           1.44         0.02             --
-------------------------------------------------------------------------------------------------------------------

      * Total return includes reinvestment of dividends and capital gains distributions.

      + The yield shown for the Fixed Income and Short-Term Government Securities funds is the 30-day current yield as of 6/30/02. The yield shown for the Money Market fund is the seven-day current yield as of 6/30/02.

      ++ An investment in the Money Market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. The seven-day current yield for the Money Market fund more closely reflects the current earnings of the fund than does the total return quotation.

            The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than their original cost.


                                                        1 PERFORMANCE DATA
                                                          www.PreferredGroup.com

                                                                   June 30, 2002

 [PHOTO OMITTED]

David L. Bomberger
    President

Dear Fellow Preferred Group Shareholder:

I am pleased to present you with The Preferred Group's annual report for the 12 months ended June 30, 2002. This report provides detailed information on your funds, including fund holdings, financial and performance data, and commentary from each of the portfolio managers.

Economic Commentary

Our times are often called the Information Age. Of course, the economy, like the markets, has always been powered by information and is moved, for better or worse, by information. The irony is that the information industry--including telecoms and Internet companies--has been both the source and subject of much of the news that has driven the markets in the past decade.

When the Preferred Group's fiscal year began, the economy was weakening, inventories were high and capital spending had dried up. Consumers were still spending, but according to the Institute for Supply Management, manufacturing had been in an undeniable recession since early 2000. As a consequence, gross domestic product (GDP) was steadily losing momentum.

Then September 11 happened. It's impossible to talk about the economy or the markets without remembering this awful day. But it was not the cause of the economic decline. Nor would it immediately turn an ailing economy into something much worse, though, of course, we didn't know that at the time. Consumer confidence immediately plunged, recording the largest monthly drop in confidence since October 1993. But remember that our generation's day of infamy occurred late in the third quarter; GDP was already on its way down. September 11 may have further slowed GDP, but the economy was already playing out a longer-term scenario. By year's end, consumer confidence had bounced back from the attacks, despite unemployment at a six-year high.

Regardless of its short-term effect, terrorism has real long-term consequences for the economy. The third-quarter 2001 decline in GDP was not repeated in the fourth quarter and one reason was the boom in government spending. Now, we believe Americans are more than willing to spend for increased security, but recent evidence indicates that emergency spending has turned into free spending. Should this surge in government spending continue and take money away from consumers and business, either in the form of higher debt servicing or increased taxes, the economy's rate of growth could slow further.

But that may be too dramatic an assessment. Along with the bad news, there has been good news, too. For one, September 11 proved the resiliency of the U.S. economy, which remains the strongest in the world. Unemployment levels are relatively stable. Housing, powered by lower interest rates, has been strong throughout the year. And inflation remains a non-event. As a result, while the economy remains fragile, we believe it will improve going forward.

2 OUR MESSAGE TO YOU
  The Preferred Group of Mutual Funds

Market Commentary

The past 12 months have been among the most difficult for investors that I have experienced during my 25-year career. The problems were severe to start with; the markets were coping with the continuing fallout from the tech bubble, the economy was struggling and September 11 threw everyone for a loop. But the biggest problem may be the latest: generalized worries about accounting.

No one can accurately predict the future; however, analysts often try to convey their sense of the direction of the market, especially as it concerns their investment specialties. While there are the inevitable misreadings of the market, most of their forecasts are more than speculation because they are based, in part, on the reporting provided by businesses and their accountants. The problem now, of course, is a loss of confidence among many investors in that reporting.

Before the Enron story broke in the fourth quarter of 2001, analysts were beginning to agree on the imminence of a recovery in the stock markets once companies began to issue stronger earnings reports. But the Enron story, and those of other companies, raised the specter of possible accounting irregularities and outright fraud at other large U.S. companies. And when WorldCom indicated that it had overstated its profits by $3.8 billion, investors headed for the exits in earnest, selling not only the stock of WorldCom and other telecoms, but the stock of any company with complex accounting and/or a record of heavy acquisitions in the 1990s.

The markets, bigger than the opinion of any one investor or analyst, reacted quickly to news that some companies were not what they seemed. Valuations tumbled. Investment-grade bonds tumbled to junk. By the end of the second quarter, as far as some stock investors were concerned, the biggest terrorists of the year seemed to be wearing expensive suits.

The stock markets experienced a lot of pain over the past two years, and that pain became especially acute in the second quarter. Some analysts believe a market bottom is at hand (some of them also suggested imminent bottoms in each of the past four quarters); other analysts are predicting a return to the market stagnation that plagued the Dow Jones Industrials from the mid-1960s to the early 1980s.

While we decline to make predictions, we do point out that the stock markets, in terms of average valuations, are in a different place than they were two years ago. We believe that the road to recovery, however long, will be led by those companies eager and able to prove the truth of the numbers they put out. Likewise, we believe the U.S. and overseas markets contain an abundance of honest businesses, despite current headlines about the relative handful of exceptions.

During the 12 months ended June 30, 2002, the S&P 500 Index declined 17.99%. International stocks, as measured by the MSCI EAFE Index declined 9.22%, and small-cap issues, as measured by the Russell 2000 Index, were down 8.60%.

Back in December, we noted that corporate bonds had performed well as a group despite some rather sizable defaults during the previous six months. The overall bond market continued its good health with the Lehman Brothers Aggregate Bond Index gaining 8.63% over the past year.

Preferred Group Highlights

In July 1992, Caterpillar Inc. created a mutual fund family its employees could invest in through the company's 401(k) plan. Just after the close of the second quarter of 2002, seven of the Preferred Group's 10 mutual funds celebrated their tenth anniversary.

Those seven funds are advised or subadvised by their original investment advisers, and three of the funds are run by the original portfolio managers:
Preferred International Value (Pete Spano of Mercator Asset Management(R), LP), Preferred Large Cap Value (John Lindenthal of Oppenheimer Capital LLC) and Preferred Asset Allocation (co-managed by Tom Hazuka of Mellon Capital Management Corp. and Ed Peters of PanAgora Asset Management Inc.). We are pleased to note as well that the Preferred International Value Fund was recently named to Money magazine's Money 100 list for the second consecutive year.

Ten years is an important milestone because many investors screen funds for 10-year performance. But the anniversary is even more important because we believe it confirms the quality of the due diligence and manager oversight provided by the Preferred Group and Caterpillar. Our goal is the same as it ever was: to provide you with a wide range of diversified mutual funds with little or no holdings overlap so you can build and maintain a portfolio that matches your risk tolerance. Accordingly, we judge our managers on the strength of their investment specialties and lack of style drift, as well as performance against benchmarks. We value our long-term relationships, but we are also prepared to replace managers when their performance is not satisfactory.

As always, our continued success is due to your support and continued confidence. We wish you all the best.

                                            Sincerely,


                                            /s/ David L. Bomberger

                                            David L. Bomberger, CFA


                                                        3 VISIT OUR WEB SITE
                                                          www.PreferredGroup.com

                                                                 June 30, 2002

Funds & Investment Objectives

--------------------------------------------------------------------------------

International Growth Fund

Seeks its objective of long-term capital appreciation by investing primarily in common stocks of non-U.S. companies believed to offer the potential for capital appreciation.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

International Value Fund

Seeks its objective of long-term capital appreciation by investing primarily in equity securities traded principally on markets outside the United States.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Small Cap Growth Fund

Seeks its objective of long-term capital appreciation through investments in companies with small equity capitalizations.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Mid Cap Growth Fund

Seeks its objective of long-term capital appreciation by investing primarily in U.S. companies with medium market capitalizations believed to have strong earnings growth potential.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Large Cap Growth Fund

Seeks its objective of long-term capital appreciation by investing primarily in equity securities believed to offer the potential for capital appreciation, including stocks of companies experiencing or expected to experience above-average earnings growth.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Large Cap Value Fund

Seeks its objective of capital appreciation by investing primarily in equity securities that are believed to be undervalued and offer above-average potential for capital appreciation.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Asset Allocation Fund

Seeks its objective of both capital appreciation and current income by allocating assets among stocks, bonds and high quality money market instruments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Fixed Income Fund

Seeks its objective of a high level of current income consistent with investment in a diversified portfolio of debt securities.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Short-Term Government Securities Fund

Seeks its objective of high current income, consistent with preservation of capital, primarily through investment in U.S. Government securities.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Money Market Fund

Seeks its objective of the maximum current income believed to be consistent with preservation of capital and maintenance of liquidity by investing in short-term, fixed income instruments.

--------------------------------------------------------------------------------

4 FUNDS & INVESTMENT OBJECTIVES
  The Preferred Group of Mutual Funds

Performance Information

Historical performance

Historical performance can be evaluated in several ways. At the end of each fund's Discussion & Analysis section, we have provided a look at the total percentage change in value, the average annual percentage change and the growth of a hypothetical $10,000 investment. A comparison of this historical data to an appropriate benchmark is also provided. These performance figures include changes in a fund's share price, plus reinvestment of any dividends (or income) and any capital gains (profits the fund earns when it sells securities that have grown in value).

Cumulative total returns

Cumulative total returns reflect the fund's actual performance over a set period: six months, one year, five years and since inception.

Average annual total returns

Average annual total returns are hypothetical. A fund's average annual return indicates what would have happened if the fund had performed at a constant rate each year. For your information, all average annual total returns provided by funds must be as of the most recent calendar quarter--in this case, June 30, 2002. This helps you to compare funds from different complexes on an equal basis.

$10,000 hypothetical investment

The "$10,000 Investment Since Inception" illustrates the value of your investment as of June 30, 2002, had you invested $10,000 when the fund started.

Benchmarks

What are they and what do they tell me?

Benchmarks are simply a point of reference for comparison. Mutual funds typically compare themselves to a suitable stock or bond market index to gauge their performance over the long term (generally 3-5 years). An index is really a fictitious unmanaged portfolio. It does not trade or incur any expenses. In that sense, a fund must actually outperform its benchmark (gross return) by the amount of its management fees and other expenses in order for its reported performance (net of fees) to match its benchmark. Because the Preferred Group funds are managed portfolios investing in a wide range of securities, the securities owned by a fund will not match those included in the relevant benchmark. (Please refer to the Investment Review section of this report for detailed descriptions of each fund's benchmark.)

--------------------------------------------------------------------------------
 Preferred International Growth Fund

    MSCI EAFE Index

--------------------------------------------------------------------------------
 Preferred International Value Fund

    MSCI EAFE Index

--------------------------------------------------------------------------------
 Preferred Small Cap Growth Fund

    Russell 2000 Growth Index

--------------------------------------------------------------------------------
 Preferred Mid Cap Growth Fund

    Russell Midcap Growth Index

--------------------------------------------------------------------------------
 Preferred Large Cap Growth Fund

    S&P 500 Index

--------------------------------------------------------------------------------
 Preferred Large Cap Value Fund

    S&P 500 Index

--------------------------------------------------------------------------------
  Preferred Asset Allocation Fund

    65/30/5 Benchmark*
    S&P 500 Index

--------------------------------------------------------------------------------
 Preferred Fixed Income Fund

    Salomon Brothers Broad Investment Grade (BIG) Index

--------------------------------------------------------------------------------
 Preferred Short-Term Government Securities Fund

    Merrill Lynch 1-3 Year Treasury Index

--------------------------------------------------------------------------------
 Preferred Money Market Fund

    Money Fund Report Average/All Taxable

--------------------------------------------------------------------------------

* Blended benchmark consisting of 65% - S&P 500 Index; 30% - Lehman Brothers Long-Term Treasury Index; and 5% - 90-Day Treasury Bills.

                                                       5 Performance Information

                                                         www.PreferredGroup.com

June 30, 2002

The Preferred International Growth Fund seeks its objective of long-term capital appreciation by investing primarily in common stocks of non-U.S. companies believed to offer the potential for capital appreciation.

Discussion & Analysis

For the 12 months ended June 30, 2002, the Preferred International Growth Fund declined 18.76%, trailing a decline of 9.22% in the MSCI EAFE Index. Since its inception, the fund has declined at an annual average rate of 17.40%, versus an 8.08% decline by the benchmark.

Our asset allocation by country contributed to the fund's performance during the year. However, stock selection was difficult due to market rotation and a lack of sustainable leadership, and detracted from performance.

The past year has been extremely difficult due to a number of factors. Our style is based on large-cap growth stocks. Unfortunately, the best performing equity asset class was small-cap value stocks.

In evaluating a stock's prospects, we use both a screening process and fundamental analysis. We generally sell securities if there is any change in relative strength or fundamentals. Often, a stock price begins to erode long before the market is aware of any change in fundamentals. Though there is no way to completely avoid WorldCom-type disasters because they are based on unknown events, the fund's methodology has been very successful at helping us avoid such problems. The fund has not been directly affected by blowups at WorldCom, Enron, Vivendi Universal, France Telecom, KPN, etc.

Japan performed poorly in the second half of 2001. We positioned the portfolio underweight as a result. However, when Japan became the best performing EAFE market in the first half of 2002, our underweight penalized our performance. We then added to our Japanese weighting and performed well. Then the Japanese yen suddenly appreciated by 15%, damaging the earnings prospects of export-related companies.

In spite of such setbacks, the fund benefited from our asset allocations in Asia. Emerging markets and the Pacific ex-Japan have been consistent outperformers. We are overweight in both areas, and believe Asia should be the first to respond to any pickup in economic activity because of its role as an outsourcing location for manufacturing. Its low labor costs have contributed to this role, and the trend toward outsourcing continues to grow.

We believe the global economic recovery will continue to gain momentum in the second half of 2002, with a gradual improvement in corporate profitability. While it is impossible to determine the impact of possible terrorist activity or accounting irregularities, we believe an improving economy and continued strong consumer sentiment may provide a base for improved equity markets.

                                              - Marvin & Palmer Associates, Inc.

                                [PHOTO OMITTED]

Portfolio Manager: David F. Marvin, CFA
--------------------------------------------------------------------------------
Title: Chairman, Chief Executive Officer,
Director, Portfolio Manager, Marvin &
Palmer Associates, Inc.
--------------------------------------------------------------------------------
Last Five Years' Experience: Portfolio
Manager at Marvin & Palmer Associates,
Inc. David has managed the Preferred
International Growth Fund since its
inception on April 2, 2001.
--------------------------------------------------------------------------------
Education: B.S.--University of Illinois;
M.B.A.--Northwestern University;
Chartered Financial Analyst
--------------------------------------------------------------------------------

6 INVESTMENT REVIEW
  The Preferred International Growth Fund

Fund Facts as of June 30, 2002                                                 7

Performance

The following information illustrates the historical performance of the Preferred International Growth Fund compared with the MSCI Europe, Australasia & Far East (MSCI EAFE) Index. The MSCI EAFE Index contains over 1,000 stocks from approximately 20 different countries with Japan, the United Kingdom, France and Germany being the most heavily weighted.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The tables and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Preferred International Growth Fund's inception date was April 2, 2001. This report will provide five- and ten-year performance history in the future as the fund matures.

There are special risk considerations associated with foreign investing, including political and currency risks. (See "Foreign Risk" and "Risk Factors of Foreign Investments" in the current prospectus.)

Cumulative Total Return
================================================================================
                                   PAST         PAST       PAST         SINCE
                                 6 MONTHS      1 YEAR     5 YEARS     INCEPTION*
--------------------------------------------------------------------------------
Preferred International
Growth Fund                       -5.52%      -18.76%        n/a         -21.20%
--------------------------------------------------------------------------------
MSCI EAFE Index                   -1.38%       -9.22%        n/a         -10.00%
================================================================================
                                                                 * April 2, 2001

Average Annual Total Return
================================================================================
                                               PAST         PAST        SINCE
                                              1 YEAR       5 YEARS    INCEPTION*
--------------------------------------------------------------------------------
Preferred International Growth Fund           -18.76%        n/a       -17.40%
--------------------------------------------------------------------------------
MSCI EAFE Index                                -9.22%        n/a        -8.08%
================================================================================
                                                                  *April 2, 2001

A $10,000 Investment Since Inception

   [THE FOLLOWING TABLE WAS DEPICTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                  Preferred International Growth Fund      MSCI EAFE Index

4/2/01                          10,000                         10,000
6/30/01                          9,700                          9,876
12/31/01                         8,340                          9,126
6/30/02                          7,880                          9,000


Top Ten Stock Holdings*
                                (% of total net assets)

  1. BNP Paribas, France                                                    3.5%
--------------------------------------------------------------------------------
  2. Ito Yokado Co., Japan                                                  3.1%
--------------------------------------------------------------------------------
  3. Kookmin Bank, South Korea                                              3.1%
--------------------------------------------------------------------------------
  4. TotalFinaElf S.A., France                                              3.0%
--------------------------------------------------------------------------------
  5. Samsung Electronics
     Co. Ltd., South Korea                                                  2.8%
--------------------------------------------------------------------------------
  6. Bank of Ireland, United Kingdom                                        2.7%
--------------------------------------------------------------------------------
  7. Norsk Hydro ASA, Norway                                                2.2%
--------------------------------------------------------------------------------
  8. BHP Billiton Ltd., Australia                                           2.2%
--------------------------------------------------------------------------------
  9. Reckitt & Benckiser,
      United Kingdom                                                        2.2%
--------------------------------------------------------------------------------
 10. Canon Inc., Japan                                                      2.0%
--------------------------------------------------------------------------------

 Portfolio Holdings                                                         101
--------------------------------------------------------------------------------

* Holdings listed are as of 6/30/02. Current holdings of any mutual fund are subject to change without notice.


Country Allocation                                       (% of total net assets)

Japan                                                                      18.7%
--------------------------------------------------------------------------------
United Kingdom                                                             14.7%
--------------------------------------------------------------------------------
France                                                                      9.0%
--------------------------------------------------------------------------------
Netherlands                                                                 7.9%
--------------------------------------------------------------------------------
Singapore                                                                   7.0%
--------------------------------------------------------------------------------
South Korea                                                                 7.0%
--------------------------------------------------------------------------------
China                                                                       5.7%
--------------------------------------------------------------------------------
Switzerland                                                                 5.7%
--------------------------------------------------------------------------------
Australia                                                                   4.8%
--------------------------------------------------------------------------------
Germany                                                                     3.4%
--------------------------------------------------------------------------------
Sweden                                                                      3.2%
--------------------------------------------------------------------------------
Norway                                                                      3.0%
--------------------------------------------------------------------------------
Italy                                                                       2.3%
--------------------------------------------------------------------------------
Mexico                                                                      1.6%
--------------------------------------------------------------------------------
Finland                                                                     1.1%
--------------------------------------------------------------------------------
Taiwan                                                                      1.0%
--------------------------------------------------------------------------------
Russia                                                                      0.5%
--------------------------------------------------------------------------------
Thailand                                                                    0.3%
--------------------------------------------------------------------------------
Canada                                                                      0.3%
--------------------------------------------------------------------------------
Other                                                                       2.8%
--------------------------------------------------------------------------------
                                                               Total        100%
--------------------------------------------------------------------------------

                             www.PreferredGroup.com

June 30, 2002

The Preferred International Value Fund seeks its objective of long-term capital appreciation by investing primarily in equity securities traded principally on markets outside the United States.

Discussion & Analysis

For the 12 months ended June 30, 2002, the Preferred International Value Fund declined 0.75%, ahead of a decline of 9.22% in the MSCI EAFE Index. Since its inception, the fund has grown at an annual average rate of 8.34%, versus a 5.71% return for the benchmark.

The events of the past year, including the September 11 attacks, global economic recession, stock market crashes and corporate scandals, created a stressful environment for investors. This confidence crisis may take some time to resolve. The fragility of the global recovery and low inflation have made central banks very cautious about raising interest rates at this stage of the cycle. However, we believe this low interest-rate environment may allow global economies to build a firmer foundation for a rebound.

Investors this year avoided growth stocks, especially technology and telecom issues. Value stocks, particularly economically sensitive stocks, performed quite well. Samsung Electronics (1.6% of net assets), Corus Group (1.7%) and Electrolux (2.3%) contributed to the fund's performance. Adidas-Salomon and Continental A.G. (2.1%) also did well. Detractors included Royal Sun Alliance Insurance (0.8%), British Airways (1.0%), Hitachi Ltd. (1.7%), Rolls-Royce (1.6%) and Daiwa House (1.4%). Despite the declines in these stocks, we remain confident in their long-term fundamentals.

The fund eliminated positions in France's TotalFinaElf and Sweden's SKF based on high valuation levels. We also sold the Netherlands' KLM, Italy's Bipop-Carire and France's Alstom due to deteriorating fundamentals. We tendered shares in Sweden's Svedala to the Finnish company Metso at a premium. Several new European companies were added to the portfolio: Germany's DaimlerChrysler (2.1%), the Netherlands' ABN Amro (2.4%), Italy's Parmalat (1.5%) and Switzerland's Givaudan (1.4%). We felt these stocks were undervalued and attractively positioned for the future. In addition, we purchased the United Kingdom's Pearson (1.8%) and Vodafone (1.9%), both world-class companies with what we believe to be strong long-term fundamentals. In the Americas, we bought Canada's Abitibi Consolidated (2.3%) and Brazil's Petroleo Brasileiro (1.5%), two companies we believe are undervalued and well-positioned for the future.

We believe that the global recovery will continue, but perhaps at a slower and more uneven pace. Investors are focused on accounting irregularities, management misconduct and the continuing problems in the Middle East. Over the short term, we anticipate that caution and skepticism will prevail, but that is a necessary part of a bottoming process. We believe the fund is well-positioned for a turnaround, with high-quality companies offering attractive valuation and a growing stream of earnings, and we believe that times like these create good buying opportunities for long-term investors.

                                              - Mercator Asset Management(R), LP

                                [PHOTO OMITTED]

Portfolio Manager: Peter F. Spano, CFA

Title: President, PXS Corp., General Partner, Mercator Asset Management(R), LP
--------------------------------------------------------------------------------
Last Five Years' Experience: Portfolio Manager at Mercator. Pete has managed the Preferred International Value Fund since its inception on July 1, 1992.
--------------------------------------------------------------------------------
Education: B.B.A.--St. John's University; M.B.A.--Baruch College (City University of New York); Chartered Financial Analyst
--------------------------------------------------------------------------------

8 INVESTMENT REVIEW
  The Preferred International Value Fund

Fund Facts as of June 30, 2002                                                 9

Performance

The following information illustrates the historical performance of the Preferred International Value Fund compared with the MSCI Europe, Australasia & Far East (MSCI EAFE) Index. The MSCI EAFE Index contains over 1,000 stocks from approximately 20 different countries with Japan, the United Kingdom, France and Germany being the most heavily weighted.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The tables and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Preferred International Value Fund's inception date was July 1, 1992.

There are special risk considerations associated with foreign investing, including political and currency risks. (See "Foreign Risk" and "Risk Factors of Foreign Investments" in the current prospectus.)

From time to time the fund may invest in a limited number of issuers; therefore, it may be subject to greater risk than other mutual funds having a greater number of holdings.

Cumulative Total Return
================================================================================
                              PAST         PAST         PAST         SINCE
                            6 MONTHS      1 YEAR      5 YEARS      INCEPTION*
--------------------------------------------------------------------------------
Preferred International       7.86%       -0.75%       23.01%       122.83%
Value Fund
--------------------------------------------------------------------------------
MSCI EAFE Index              -1.38%       -9.22%       -6.14%        74.21%
================================================================================
                                                                  * July 1, 1992

Average Annual Total Return
================================================================================
                                           PAST         PAST         SINCE
                                          1 YEAR       5 YEARS     INCEPTION*
--------------------------------------------------------------------------------
Preferred International Value Fund        -0.75%        4.23%        8.34%
--------------------------------------------------------------------------------
MSCI EAFE Index                           -9.22%       -1.26%        5.71%
================================================================================
                                                                  * July 1, 1992

A $10,000 Investment Since Inception

   [THE FOLLOWING TABLE WAS DEPICTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                      Preferred International Value Fund         MSCI EAFE Index

7/1/92                               10000                            10000
12/31/92                              8419                             9779
6/30/93                               9623                            12072
12/31/93                             11915                            12999
6/30/94                              12189                            14159
12/31/94                             12305                            14047
6/30/95                              13004                            14433
12/31/95                             13526                            15668
6/30/96                              14787                            16400
12/31/96                             15845                            16664
6/30/97                              18558                            18114
12/31/97                             17007                            16918
6/30/98                              19414                            19742
12/31/98                             18704                            20464
6/30/99                              20806                            21305
12/31/99                             24860                            26049
6/30/00                              23760                            25020
12/31/00                             23691                            22413
6/30/01                              22452                            19108
12/31/01                             20660                            17664
6/30/02                              22283                            17421

Top Ten Stock Holdings*
                                                         (% of total net assets)

  1. Iberdrola S.A., Spain                                                  3.1%
--------------------------------------------------------------------------------
  2. Adidas-Salomon AG, Germany                                             2.9%
--------------------------------------------------------------------------------
  3. National Australia Bank
     Ltd., Australia                                                        2.7%
--------------------------------------------------------------------------------
  4. United Overseas Bank Ltd.,
     Singapore                                                              2.6%
--------------------------------------------------------------------------------
  5. ING Groep N.V., Netherlands                                            2.5%
--------------------------------------------------------------------------------
  6. ABN Amro Holdings N.V.,
     Netherlands                                                            2.4%
--------------------------------------------------------------------------------
  7. Electrolux AB, Sweden                                                  2.3%
--------------------------------------------------------------------------------
  8. Imperial Chemical Industries Plc.,
     United Kingdom                                                         2.3%
--------------------------------------------------------------------------------
  9. Tanabe Seiyaku Co., Japan                                              2.3%
--------------------------------------------------------------------------------
 10. Abitibi-Consolidated Inc., Canada                                      2.3%

 Portfolio Holdings                                                          54
--------------------------------------------------------------------------------

* Holdings listed are as of 6/30/02. Current holdings of any mutual fund are subject to change without notice.

Country Allocation                                       (% of total net assets)

United Kingdom                                                             19.9%
--------------------------------------------------------------------------------
Japan                                                                      15.5%
--------------------------------------------------------------------------------
Canada                                                                      8.8%
--------------------------------------------------------------------------------
Germany                                                                     7.1%
--------------------------------------------------------------------------------
Netherlands                                                                 7.0%
--------------------------------------------------------------------------------
Spain                                                                       6.1%
--------------------------------------------------------------------------------
South Korea                                                                 5.2%
--------------------------------------------------------------------------------
Italy                                                                       5.1%
--------------------------------------------------------------------------------
China                                                                       3.8%
--------------------------------------------------------------------------------
Switzerland                                                                 3.3%
--------------------------------------------------------------------------------
Australia                                                                   2.7%
--------------------------------------------------------------------------------
Singapore                                                                   2.6%
--------------------------------------------------------------------------------
Sweden                                                                      2.3%
--------------------------------------------------------------------------------
Finland                                                                     2.1%
--------------------------------------------------------------------------------
France                                                                      1.8%
--------------------------------------------------------------------------------
Brazil                                                                      1.5%
--------------------------------------------------------------------------------
Other                                                                       5.2%
--------------------------------------------------------------------------------
                                                                  Total     100%


                             www.PreferredGroup.com

June 30, 2002

The Preferred Small Cap Growth Fund seeks its objective of long-term capital appreciation through investments in companies with small equity capitalizations.

Discussion & Analysis

For the 12 months ended June 30, 2002, the Preferred Small Cap Growth Fund declined 26.99%, trailing a decline of 25.00% in the Russell 2000 Growth Index. Since its inception, the fund has declined at an annual average rate of 4.20%, versus a 1.78% return for the benchmark.

Investors were extremely downbeat about the markets this year. Concerns about accounting irregularities, corporate integrity, earnings, terrorism, conflict in the Middle East and stock valuations combined to pummel an increasingly volatile stock market.

Our consumer staples holdings, part of a defensive sector that tends to do well in declining markets, generated the lone positive return, but their weighting wasn't large enough to appreciably boost results. Our tech stocks recorded the biggest losses and detracted most from results. Tech stocks were battered due to investor worries about weak earnings reports, curtailed capital spending for hardware and software, and skepticism about a rebound in tech company earnings happening any time soon.

The fund was relatively heavily invested in technology because of its sector-neutral investment policy, which dictates that the fund's sector weightings closely resemble those of the Russell 2000 Growth Index. Sector neutrality generally is prudent because the performance advantage in the market typically shifts swiftly and unpredictably from sector to sector, and thus the fund is always primed to capitalize on the sectors that happen to be in favor at any given time. But when a major sector like technology is out of favor, as was the case in the past 12 months, it can create problems for the fund.

Despite the disappointing results, the fund was spared the blow-ups that devastated companies like WorldCom, Qwest Communications and Enron. However, these events tended to reinforce negative investor sentiment about the markets and contributed to the enormous decline in tech stocks, including those held by the fund.

We believe earnings are gradually strengthening, and so we continue to focus on choosing stocks we feel have the strongest earnings potential in all sectors of the market. We are emphasizing stocks of companies whose earnings tend to pick up early in an economic recovery, like semiconductor, data storage, paper, software and retail companies with strong brands.

                                              - Turner Investment Partners, Inc.

                                [PHOTO OMITTED]

Portfolio Manager: William C. McVail, CFA, leads an investment committee
--------------------------------------------------------------------------------
Title: Senior Equity Portfolio Manager, Turner Investment Partners, Inc.
--------------------------------------------------------------------------------
Last Five Years' Experience: Portfolio Manager at PNC Equity Advisors before joining Turner in 1998. Bill assumed management of the Preferred Small Cap Growth Fund in January 2000.
--------------------------------------------------------------------------------
Education: B.A. in Economics and B.A. in Psychology--Vassar College; Chartered Financial Analyst
--------------------------------------------------------------------------------


10 INVESTMENT REVIEW
   The Preferred Small Cap Growth Fund

Fund Facts as of June 30, 2002                                                11

Performance

The following information illustrates the historical performance of the Preferred Small Cap Growth Fund compared with the Russell 2000 Growth Index. The Russell 2000 Growth Index contains those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index contains the 2,000 smallest of the 3,000 largest U.S.-domiciled corporations, ranked by market capitalization.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The tables and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Preferred Small Cap Growth Fund's inception date was November 1, 1995. The report will provide ten-year performance history in the future as the fund matures.

Securities of small-capitalization companies often trade less frequently and in more limited volume, and may be subject to greater volatility than securities of larger, more established companies.

Cumulative Total Return
================================================================================
                                  PAST         PAST         PAST         SINCE
                                6 MONTHS      1 YEAR       5 YEARS    INCEPTION*
--------------------------------------------------------------------------------
    Preferred Small Cap          -20.36%      -26.99%      -48.31%     -24.88%+
    Growth Fund
--------------------------------------------------------------------------------
    Russell 2000 Growth Index    -17.35%      -25.00%       -9.52%      12.50%
================================================================================
                                                              * November 1, 1995

                  + Total return since inception reflects an expense waiver. Without this waiver, total return would have been lower.

Average Annual Total Return
================================================================================
                                               PAST         PAST         SINCE
                                              1 YEAR       5 YEARS    INCEPTION*
--------------------------------------------------------------------------------
    Preferred Small Cap Growth Fund           -26.99%      -12.36%      -4.20%+
--------------------------------------------------------------------------------
    Russell 2000 Growth Index                 -25.00%       -1.98%       1.78%
================================================================================
                                                              * November 1, 1995

                  + Total return since inception reflects an expense waiver. Without this waiver, total return would have been lower.

A $10,000 Investment Since Inception

   [THE FOLLOWING TABLE WAS DEPICTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                     Preferred Small Cap Growth Fund   Russell 2000 Growth Index

11/1/95                            10000                         10000
12/31/95                           10506                         10673
6/30/96                            11267                         11946
12/31/96                           12653                         11875
6/30/97                            14534                         12495
12/31/97                           16629                         13411
6/30/98                            17942                         14143
12/31/98                           15797                         13576
6/30/99                            14487                         15316
12/31/99                           14156                         19426
6/30/00                            15278                         19665
12/31/00                           11775                         15068
6/30/01                            10290                         15092
12/31/01                            9432                         13679
6/30/02                             7512                         11250

Top Ten Stock Holdings*
                                                         (% of total net assets)

 1. Affiliated Managers Group Inc.                                          1.9%
--------------------------------------------------------------------------------
 2. Southwest Bancorp of Texas, Inc.                                        1.7%
--------------------------------------------------------------------------------
 3. Spinnaker Exploration Company                                           1.6%
--------------------------------------------------------------------------------
 4. Chesapeake Energy Corp.                                                 1.5%
--------------------------------------------------------------------------------
 5. Hollywood Entertainment Corp.                                           1.5%
--------------------------------------------------------------------------------
 6. Ultra Petroleum Corp.                                                   1.4%
--------------------------------------------------------------------------------
 7. Trimeris Inc.                                                           1.3%
--------------------------------------------------------------------------------
 8. Henry Schein Inc.                                                       1.3%
--------------------------------------------------------------------------------
 9. Raymond James Financial Inc.                                            1.3%
--------------------------------------------------------------------------------
10. Corinthian Colleges Inc.                                                1.2%
--------------------------------------------------------------------------------

Portfolio Holdings                                                          121
--------------------------------------------------------------------------------

* Holdings listed are as of 6/30/02. Current holdings of any mutual fund are subject to change without notice.


Fund Composition                                         (% of total net assets)

Health Care                                                                17.7%
--------------------------------------------------------------------------------
Services                                                                   16.7%
--------------------------------------------------------------------------------
Basic Materials                                                            16.5%
--------------------------------------------------------------------------------
Consumer Goods                                                             13.5%
--------------------------------------------------------------------------------
Financials                                                                 10.0%
--------------------------------------------------------------------------------
Technology                                                                  7.9%
--------------------------------------------------------------------------------
Energy                                                                      5.6%
--------------------------------------------------------------------------------
Capital Goods                                                               4.4%
--------------------------------------------------------------------------------
Telecommunication Services                                                  2.2%
--------------------------------------------------------------------------------
Transportation                                                              1.7%
--------------------------------------------------------------------------------
Other                                                                       3.8%
--------------------------------------------------------------------------------
                                                                  Total     100%

                             www.PreferredGroup.com

June 30, 2002

The Preferred Mid Cap Growth Fund seeks its objective of long-term capital appreciation by investing primarily in U.S. companies with medium market capitalizations believed to have strong earnings growth potential.

Discussion & Analysis

For the 12 months ended June 30, 2002, the Preferred Mid Cap Growth Fund declined 33.77%, trailing a decline of 26.34% in the Russell Mid Cap Growth Index. Since its inception, the fund has declined at an average rate of 14.50% versus a decline of 11.71% by the benchmark.

The year ended June 30, 2002, was one of the worst for stocks in modern times. Investors were extremely downbeat about concerns such as accounting irregularities, corporate integrity, earnings, terrorism and conflict in the Middle East. These concerns, combined with stock valuations, pummeled an increasingly volatile stock market.

Our holdings in consumer staples--a sector that tends to excel when caution or fear are the prevalent market sentiments--did best. However, due to its small weighting, the impact on performance was minor. Our technology holdings detracted most from results; they were richly priced and thus fell the most--more than the tech sector as a whole. Tech stocks were battered due to investor worries about a spate of weak earnings reports, curtailed capital spending for hardware and software and concern about tech companies' earnings.

The fund was invested in technology because of its "sector-neutral" investment policy, which dictates that the fund's sector weightings closely resemble those of the benchmark. So with the fund's sizable technology weighting, it was vulnerale to the bear market in tech shares. We hasten to add that sector neutrality generally is prudent because the performance advantage in the market typically shifts swiftly and unpredictably from sector to sector, and thus the fund is always primed to capitalize on the sectors that happen to be in favor at any given time. However, when a major sector like technology is out of favor, as was the case in the last year, it can create problems for the fund.

The fund was spared the spectacular explosions in share prices of companies like WorldCom, Qwest Communications and Enron. Such events, however, reinforced the negative investor sentiment about the markets and contributed to the enormous decline in tech stocks in aggregate, including those we held in the fund.

We don't know exactly when earnings growth, the ultimate driver of stock prices, will again matter, but we remain firm in our conviction that changes in earnings bring about changes in stock prices. We remain true to our investment process and seek to pick stocks with the strongest earnings potential in all sectors of the market.

                                              - Turner Investment Partners, Inc.

                                [PHOTO OMITTED]

Portfolio Manager: Christopher K. McHugh leads an investment committee
--------------------------------------------------------------------------------
Title: Senior Portfolio Manager/Security Analyst, Turner Investment Partners,
Inc.
--------------------------------------------------------------------------------
Last Five Years' Experience: Portfolio manager at Turner Investment Partners, Inc. Christopher has managed the Preferred Mid Cap Growth Fund since its inception on April 2, 2001.
--------------------------------------------------------------------------------
Education: B.S.-- Philadelphia College of Textiles and Science; M.B.A.-- St. Joseph's University
--------------------------------------------------------------------------------


12 INVESTMENT REVIEW
   The Preferred Mid Cap Growth Fund

Fund Facts as of June 30, 2002                                                13

Performance

The following information illustrates the historical performance of the Preferred Mid Cap Growth Fund compared with the Russell Midcap Growth Index. The Russell Midcap Growth Index measures the performance of those companies with higher price-to-book ratios and higher forecasted growth values that are also included in the Russell Midcap Index (i.e., the 800 smallest companies out of the 1,000 largest U.S. companies).

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The tables and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Preferred Mid Cap Growth Fund's inception date was April 2, 2001. This report will provide five- and ten-year performance history in the future as the fund matures.

The share price of a fund investing in stocks of companies with small or mid-size market capitalizations may be more volatile than that of a fund investing in stocks of larger, more established companies.

Cumulative Total Return
================================================================================
                               PAST         PAST       PAST          SINCE
                             6 MONTHS      1 YEAR     5 YEARS      INCEPTION*
--------------------------------------------------------------------------------
Preferred Mid Cap            -22.86%      -33.77%       n/a         -17.74%
Growth Fund
--------------------------------------------------------------------------------
Russell Midcap Growth Index  -19.70%      -26.34%       n/a         -14.42%
================================================================================
                                                                 * April 2, 2001

Average Annual Total Return
================================================================================
                                            PAST        PAST         SINCE
                                           1 YEAR      5 YEARS     INCEPTION*
--------------------------------------------------------------------------------
Preferred Mid Cap Growth Fund             -33.77%        n/a        -14.50%
--------------------------------------------------------------------------------
Russell Midcap Growth Index               -26.34%        n/a        -11.71%
================================================================================
                                                                 * April 2, 2001

A $10,000 Investment Since Inception

   [THE FOLLOWING TABLE WAS DEPICTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                 Preferred Mid Cap Growth Fund       Russell Midcap Growth Index

4/2/01                       10000                             10000
6/30/01                      12430                              9958
12/31/01                     10664                             10659
6/30/02                       8226                              8558


Top Ten Stock Holdings*
                                                         (% of total net assets)

 1. AmerisourceBergen Corp.                                                 1.8%
--------------------------------------------------------------------------------
 2. Broadcom Corp.                                                          1.7%
--------------------------------------------------------------------------------
 3. Brocade Communications
    Systems Inc.                                                            1.6%
--------------------------------------------------------------------------------
 4. St. Jude Medical Inc.                                                   1.6%
--------------------------------------------------------------------------------
 5. Wellpoint Health Networks Inc.                                          1.6%
--------------------------------------------------------------------------------
 6. KLA Tencor Corp.                                                        1.5%
--------------------------------------------------------------------------------
 7. Medimmune Inc.                                                          1.5%
--------------------------------------------------------------------------------
 8. Quest Diagnostics Inc.                                                  1.4%
--------------------------------------------------------------------------------
 9. BJ Services Co.                                                         1.3%
--------------------------------------------------------------------------------
10. QLogic Corp.                                                            1.3%
--------------------------------------------------------------------------------

Portfolio Holdings                                                          117
--------------------------------------------------------------------------------

* Holdings listed are as of 6/30/02. Current holdings of any mutual fund are subject to change without notice.


Fund Composition                                         (% of total net assets)

Health Care                                                                20.3%
--------------------------------------------------------------------------------
Consumer Goods                                                             18.3%
--------------------------------------------------------------------------------
Services                                                                   17.1%
--------------------------------------------------------------------------------
Basic Materials                                                            15.1%
--------------------------------------------------------------------------------
Technology                                                                  8.4%
--------------------------------------------------------------------------------
Energy                                                                      7.8%
--------------------------------------------------------------------------------
Financials                                                                  6.5%
--------------------------------------------------------------------------------
Capital Goods                                                               2.5%
--------------------------------------------------------------------------------
Telecommunication Services                                                  1.8%
--------------------------------------------------------------------------------
Transportation                                                              0.5%
--------------------------------------------------------------------------------
Other                                                                       1.7%
--------------------------------------------------------------------------------
                                                                   Total    100%

                             www.PreferredGroup.com

June 30, 2002

The Preferred Large Cap Growth Fund seeks its objective of long-term capital appreciation by investing primarily in equity securities believed to offer the potential for capital appreciation, including stocks of companies experiencing or expected to experience above-average earnings growth.

Discussion & Analysis

For the 12 months ended June 30, 2002, the Preferred Large Cap Growth Fund declined 24.13%, versus the S&P 500 Index, which declined 17.99%. Since its inception, the fund has grown at an average annual rate of 11.46% versus an 11.43% return for the benchmark.

The markets this year contended with terrorist uncertainty, instability in the Middle East, tension between India and Pakistan, the Enron/ Anderson debacle and the continuous stream of revelations about corporate misbehavior and its subsequent damage. The fund did not hold any positions in WorldCom or Enron, though the implosion of these high-profile companies had large implications for corporate credibility, accounting transparency and earnings quality and shook investor confidence.

We became more defensive in 2001 in response to the difficult earnings environment and, after the September 2001 lows, moved to buy stocks that would benefit from the unsettled world situation. We added Northrop Grumman (1.6% of net assets) and Lockheed Martin (1.1%). We have been using International Paper (1.5%) and Weyerhaeuser (1.0%) in a defensive role, and these stocks have produced positive returns since the beginning of the year.

Our largest emphasis has been in the consumer discretionary sector, with the majority of holdings in retail and media. These stocks have come under pressure recently, but have still outperformed the S&P 500 Index year-to-date.

The information technology sector continues to be challenging, and financials have been a drag on performance this year. The complexity and transparency of financial companies' businesses and the headline risk surrounding investigations into research practices on Wall Street have led to declines in holdings such as Citigroup (3.1%), Goldman Sachs (2.0%) and Merrill Lynch (1.6%). Our healthcare stocks have also performed poorly, though we believe that growth expectations are now more realistic and their valuations have come down to attractive levels.

We continue to avoid the telecommunications services sector and feel that limited exposure to these companies has benefited the portfolio in the past year on a relative basis.

Despite the obvious challenges reflected in the market, we are optimistic about the potential for the portfolio going forward. We believe that the issues of management credibility and the quality of earnings have been largely worked through for the fund's holdings and expect to see earnings pick up sometime in the second half of the year. We also believe that favorable monetary and fiscal stimulus, mortgage refinancing and the end of massive inventory reductions have created a favorable economic environment. We believe company cost-cutting, in conjunction with companies revising growth expectations and realigning their strategic goals, should entice investors back into the market.

                                                       - Jennison Associates LLC

                                [PHOTO OMITTED]

Portfolio Manager: Kathleen A. McCarragher
--------------------------------------------------------------------------------
Title: Director, Executive Vice President and Domestic Equity Investment Strategist, Jennison Associates LLC
--------------------------------------------------------------------------------
Last Five Years' Experience: Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer before joining Jennison in May 1998. Kathleen assumed management of the Preferred Large Cap Growth Fund in April 1999.
--------------------------------------------------------------------------------
Education: B.B.A. in Finance -- University of Wisconsin; M.B.A.-- Harvard Business School
--------------------------------------------------------------------------------


14 INVESTMENT REVIEW
   The Preferred Large Cap Growth Fund

Fund Facts as of June 30, 2002                                                15

Performance

The following information illustrates the historical performance of the Preferred Large Cap Growth Fund compared with the S&P 500 Index. The S&P 500 Index is the most common index for the overall U.S. stock market. It comprises 500 of the leading U.S. companies representing major industries.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The tables and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Preferred Large Cap Growth Fund's inception date was July 1, 1992.

From time to time the fund may invest in a limited number of issuers; therefore, it may be subject to greater risk than other mutual funds having a greater number of holdings.

Cumulative Total Return
================================================================================
                               PAST         PAST        PAST         SINCE
                             6 MONTHS      1 YEAR     5 YEARS     INCEPTION*
--------------------------------------------------------------------------------
Preferred Large Cap          -18.46%      -24.13%      19.64%       195.89%
Growth Fund
--------------------------------------------------------------------------------
S&P 500 Index                -13.16%      -17.99%      19.70%       195.11%
================================================================================
                                                                  * July 1, 1992

Average Annual Total Return
================================================================================
                                            PAST        PAST        SINCE
                                           1 YEAR      5 YEARS    INCEPTION*
--------------------------------------------------------------------------------
Preferred Large Cap Growth Fund           -24.13%       3.65%       11.46%
--------------------------------------------------------------------------------
S&P 500 Index                             -17.99%       3.66%       11.43%
================================================================================
                                                                  * July 1, 1992

A $10,000 Investment Since Inception

   [THE FOLLOWING TABLE WAS DEPICTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                   Preferred Large Cap Growth Fund            S&P 500 Index

7/1/92                          10000                             10000
12/31/92                        11915                             10837
6/30/93                         12425                             11359
12/31/93                        13828                             11921
6/30/94                         12468                             11514
12/31/94                        13676                             12074
6/30/95                         16733                             14510
12/31/95                        17554                             16599
6/30/96                         19237                             18291
12/31/96                        20868                             20429
6/30/97                         27732                             24612
12/31/97                        27385                             27218
6/30/98                         33003                             32046
12/31/98                        37129                             35043
6/30/99                         42991                             39331
12/31/99                        53897                             42395
6/30/00                         56014                             42276
12/31/00                        44398                             38532
6/30/01                         38999                             35951
12/31/01                        36286                             33988
6/30/02                         29589                             29511

Top Ten Stock Holdings*

                                                         (% of total net assets)

 1. Kohls Corp.                                                             3.8%
--------------------------------------------------------------------------------
 2. Microsoft Corp.                                                         3.6%
--------------------------------------------------------------------------------
 3. Pepsico Inc.                                                            3.5%
--------------------------------------------------------------------------------
 4. American International Group Inc.                                       3.4%
--------------------------------------------------------------------------------
 5. Citigroup Inc.                                                          3.1%
--------------------------------------------------------------------------------
 6. Viacom Inc.                                                             3.0%
--------------------------------------------------------------------------------
 7. Wal-Mart Stores Inc.                                                    2.8%
--------------------------------------------------------------------------------
 8. Lowe's Companies Inc.                                                   2.6%
--------------------------------------------------------------------------------
 9. Wyeth                                                                   2.4%
--------------------------------------------------------------------------------
10. Johnson & Johnson                                                       2.1%
--------------------------------------------------------------------------------

Portfolio Holdings                                                           72
--------------------------------------------------------------------------------

* Holdings listed are as of 6/30/02. Current holdings of any mutual fund are subject to change without notice.

Fund Composition                                         (% of total net assets)

Consumer Goods                                                             24.1%
--------------------------------------------------------------------------------
Financials                                                                 18.3%
--------------------------------------------------------------------------------
Health Care                                                                15.7%
--------------------------------------------------------------------------------
Technology                                                                  9.8%
--------------------------------------------------------------------------------
Basic Materials                                                             9.3%
--------------------------------------------------------------------------------
Telecommunication Services                                                  8.0%
--------------------------------------------------------------------------------
Services                                                                    3.4%
--------------------------------------------------------------------------------
Transportation                                                              3.2%
--------------------------------------------------------------------------------
Energy                                                                      3.1%
--------------------------------------------------------------------------------
Capital Goods                                                               2.8%
--------------------------------------------------------------------------------
Other                                                                       2.3%
--------------------------------------------------------------------------------
                                                                  Total     100%

                             www.PreferredGroup.com

June 30, 2002

The Preferred Large Cap Value Fund seeks its objective of capital appreciation by investing primarily in equity securities that are believed to be undervalued and offer above-average potential for capital appreciation.

Discussion & Analysis

For the 12 months ended June 30, 2002, the Preferred Large Cap Value Fund declined 14.69%, versus the S&P 500 Index, which declined 17.99%. Since its inception, the fund has grown at an average annual rate of 11.47%, ahead of an 11.43% return for the benchmark.

While negative, the fund's performance exceeded the benchmark against a background of exceptional volatility in the U.S. equity markets. Market sentiment has shifted from greed, as witnessed during the technology bubble of 1999-2000, to fear. Our mindset, in contrast, has not been one of fear but of opportunity.

On a relative basis, our investments in the technology sector were strong contributors for the year. We believe these stocks are meaningfully undervalued and will, on a delayed basis, participate in the economic recovery. New positions in this group include EMC Corporation (0.6% of net assets), Sun Microsystems (0.4%), Cisco (0.5%) and the reestablishment of a position in Computer Associates (0.9%).

A number of financial services companies met our investment criteria of healthy balance sheets, strong management, competitive advantages and high returns on capital. Most importantly, these stocks were selling at prices significantly less than our estimation of their underlying economic value. We established new positions or added to existing positions in such financial stocks as UnumProvident (0.7%), Federal Home Loan Mortgage Corp. (8.4%) and Morgan Stanley Dean Witter (1.0%). Longstanding positions in Wells Fargo, XL Capital and Countrywide Credit Industries were strong contributors to fund performance.

During the period we made an investment in the utility sector as the price of many of these stocks fell. In this group, Exelon was a major contributor to performance while natural gas utility El Paso (0.8%) was a disappointment. El Paso's energy trading business has declined post-Enron, resulting in a sizable earnings revision. We believe that the price of the stock is far below the intrinsic value of the company's other divisions and that management is taking effective steps to address its capital structure.

The largest detractor from performance during the year was WorldCom (0.003% on 6/30/02; from 1.5% on 3/31/02). Before June 25, we believed that despite its debt, WorldCom had sufficient cash flow and earnings--as reported in its audited financial statements--to meet its obligations. We now understand these audited statements to be allegedly fraudulent, and we believe the fraud was undetectable in every respect based on the most rigorous outside analysis.

We will continue in our approach of positioning the fund toward what we believe are the market's most compelling values. We believe that identifying stocks that have been irrationally oversold presents considerable potential rewards.

                                                       - Oppenheimer Capital LLC

                                [PHOTO OMITTED]

Portfolio Manager: John G. Lindenthal
--------------------------------------------------------------------------------

Title: Managing Director, Oppenheimer Capital LLC
--------------------------------------------------------------------------------

Last Five Years' Experience: Portfolio Manager at Oppenheimer Capital LLC. John has managed the Preferred Large Cap Value Fund since its inception on July 1, 1992.
--------------------------------------------------------------------------------

Education: B.S., M.B.A.--University of Santa Clara
--------------------------------------------------------------------------------


16 INVESTMENT REVIEW
   The Preferred Large Cap Value Fund

Fund Facts as of June 30, 2002                                                17

Performance

The following information illustrates the historical performance of the Preferred Large Cap Value Fund compared with the S&P 500 Index. The S&P 500 Index is the most common index for the overall U.S. stock market. It comprises 500 of the leading U.S. companies representing major industries.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The tables and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Preferred Large Cap Value Fund's inception date was July 1, 1992.

From time to time the fund may invest in a limited number of issuers; therefore, it may be subject to greater risk than other mutual funds having a greater number of holdings.

Cumulative Total Return
================================================================================
                              PAST         PAST         PAST         SINCE
                            6 MONTHS      1 YEAR      5 YEARS     INCEPTION*
--------------------------------------------------------------------------------
Preferred Large Cap          -8.60%       -14.69%      21.90%       196.21%
Value Fund
--------------------------------------------------------------------------------
S&P 500 Index               -13.16%       -17.99%      19.70%       195.11%
================================================================================
                                                                  * July 1, 1992

Average Annual Total Return
================================================================================
                                           PAST         PAST        SINCE
                                          1 YEAR       5 YEARS    INCEPTION*
--------------------------------------------------------------------------------
Preferred Large Cap Value Fund            -14.69%       4.04%       11.47%
--------------------------------------------------------------------------------
S&P 500 Index                             -17.99%       3.66%       11.43%
================================================================================
                                                                  * July 1, 1992

A $10,000 Investment Since Inception

   [THE FOLLOWING TABLE WAS DEPICTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                          Preferred Large
                          Cap Value Fund                     S&P 500 Index

7/1/92                         10000                             10000
12/31/92                       10980                             10837
6/30/93                        11673                             11359
12/31/93                       11945                             11921
6/30/94                        11707                             11514
12/31/94                       12001                             12074
6/30/95                        14718                             14510
12/31/95                       16258                             16599
6/30/96                        18322                             18291
12/31/96                       20712                             20429
6/30/97                        24612                             24298
12/31/97                       27218                             26515
6/30/98                        30740                             32046
12/31/98                       30311                             35043
6/30/99                        32743                             39331
12/31/99                       31600                             42395
6/30/00                        31064                             42276
12/31/00                       35028                             38532
6/30/01                        34723                             35951
12/31/01                       32409                             33988
6/30/02                        29621                             29511

Top Ten Stock Holdings*
                                                         (% of total net assets)

 1. Federal Home Loan Mortgage Corp.                                        8.4%
--------------------------------------------------------------------------------
 2. Wells Fargo & Co.                                                       6.1%
--------------------------------------------------------------------------------
 3. Citigroup Inc.                                                          4.5%
--------------------------------------------------------------------------------
 4. XL Capital Ltd.                                                         4.4%
--------------------------------------------------------------------------------
 5. Countrywide Credit Industries Inc.                                      3.7%
--------------------------------------------------------------------------------
 6. FleetBoston Financial Corp.                                             3.5%
--------------------------------------------------------------------------------
 7. Kroger Co.                                                              3.3%
--------------------------------------------------------------------------------
 8. Aflac Inc.                                                              3.3%
--------------------------------------------------------------------------------
 9. Exelon Corp.                                                            3.2%
--------------------------------------------------------------------------------
10. Boeing Co.                                                              3.1%
--------------------------------------------------------------------------------

Portfolio Holdings                                                           53
--------------------------------------------------------------------------------

* Holdings listed are as of 6/30/02. Current holdings of any mutual fund are subject to change without notice.

Fund Composition                                         (% of total net assets)

Financials                                                                 37.6%
--------------------------------------------------------------------------------
Telecommunication Services                                                  8.3%
--------------------------------------------------------------------------------
Services                                                                    7.7%
--------------------------------------------------------------------------------
Consumer Goods                                                              7.0%
--------------------------------------------------------------------------------
Health Care                                                                 7.0%
--------------------------------------------------------------------------------
Capital Goods                                                               6.9%
--------------------------------------------------------------------------------
Energy                                                                      6.7%
--------------------------------------------------------------------------------
Technology                                                                  5.6%
--------------------------------------------------------------------------------
Transportation                                                              4.7%
--------------------------------------------------------------------------------
Other                                                                       8.5%
--------------------------------------------------------------------------------
                                                                   Total    100%

                             www.PreferredGroup.com

June 30, 2002

The Preferred Asset Allocation Fund seeks its objective of both capital appreciation and current income by allocating assets among stocks, bonds and high quality money market instruments.

Discussion & Analysis

The Preferred Asset Allocation Fund declined 9.94% during the 12-month period ended June 30, 2002. In comparison, the fund's blended benchmark consisting of 65% - S&P 500 Index, 30% - Lehman Brothers Long-Term Treasury Index and 5% - 90-Day Treasury Bills declined 9.09% for the period. The fund has provided an average annual return of 9.66% since inception, compared to 11.39% for the benchmark.

Gross domestic product, the broadest gauge of U.S. economic activity, declined at an annualized rate of 1.3% in the third quarter of 2001, the first decline since 1993. This was followed by a growth of 1.7% in the fourth quarter and a growth of 6.1% in the first quarter of 2002, the fastest pace of growth in more than two years.

Annualized consumer spending growth hit an eight-year low of 1.0% in the third quarter of 2001, then rebounded to 6.1% growth in the fourth quarter of 2001 and 3.3% in the first quarter of 2002. Housing activity was robust throughout the fiscal year. U.S. manufacturing expanded for the first time in 18 months during the first quarter of 2002, and productivity recently recorded its fastest growth since mid-1983. The unemployment rate reached an eight-year high of 6.0% in April with little improvement by fiscal year's end (June 2002 rate was 5.9%).

The fund's asset mix heavily favored stocks after the significant price declines that followed September 11. By December 2001, a recovery in stock prices lowered the expected return of stocks and the fund shifted back to a mix that more closely resembled its position at the beginning of the fiscal year. Stock prices began a new descent in 2002, increasing the expected return for the asset class, and the fund increased its stock exposure accordingly.

WorldCom highlights the role that diversification plays in limiting the impact of any one stock blowing up. Because the fund gains most of its stock exposure through indexing, WorldCom stocks accounted for less than 0.11% of the fund's net assets at the beginning of the final quarter of the fiscal year. (With respect to bonds, the fund invests only in U.S. Treasury bonds, so there was no exposure to the bonds of Enron, WorldCom or other companies in trouble.) The fund sold its WorldCom holdings by the end of May, before WorldCom's accounting fiasco was announced.

In our opinion, the stock market is beginning to look attractive. At the end of the fiscal year, we believe the market is undervalued by almost as much as it was after the terrorist attacks of September.

                                               - Mellon Capital Management Corp.
                                               - PanAgora Asset Management, Inc.

                                [PHOTO OMITTED]

Mellon Capital Management Corporation

Portfolio Manager: Thomas B. Hazuka
--------------------------------------------------------------------------------

Title: Chief Investment Officer, Mellon Capital Management Corporation
--------------------------------------------------------------------------------

Last Five Years' Experience: Portfolio Manager at Mellon Capital. Tom has been involved in the management of the Preferred Asset Allocation Fund since its inception on July 1, 1992.
--------------------------------------------------------------------------------

Education: B.S.-- Stevens Institute of Technology; M.B.A.-- University of Connecticut; Ph.D.-- Stanford University
--------------------------------------------------------------------------------

                                [PHOTO OMITTED]

PanAgora Asset Management, Inc.
Portfolio Manager: Edgar E. Peters
--------------------------------------------------------------------------------

Title: Director of Asset Allocation and Chief Investment Officer, PanAgora Asset Management, Inc.
--------------------------------------------------------------------------------

Last Five Years' Experience: Portfolio Manager at PanAgora Asset Management. Ed has been involved in the management of the Preferred Asset Allocation Fund since its inception on July 1, 1992.
--------------------------------------------------------------------------------

Education: B.S.--Montclair State College; M.B.A.--Rutgers University
--------------------------------------------------------------------------------


18 INVESTMENT REVIEW
   The Preferred Asset Allocation Fund

Fund Facts as of June 30, 2002                                                19

Performance

The following information illustrates the historical performance of the Preferred Asset Allocation Fund compared with a blended benchmark consisting of:
65% - S&P 500 Index; 30% - Lehman Brothers Long-Term Treasury Index; and 5% - 90-Day Treasury Bills. The S&P 500 Index is the most common index for the overall U.S. stock market. It is comprised of 500 of the leading U.S. companies representing major industries. The Lehman Brothers Long-Term Treasury Index is a market-weighted index of all publicly held Treasury issues with maturities greater than 10 years. The 90-Day Treasury Bill benchmark is a performance calculation using recently issued 90-Day Treasury Bills.

The Preferred Asset Allocation Fund has a blended benchmark to reflect its flexibility to invest in stocks, bonds and short-term instruments. The performance of the Preferred Asset Allocation Fund is also compared with the S&P 500 Index.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The tables and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Preferred Asset Allocation Fund's inception date was July 1, 1992.

Cumulative Total Return
================================================================================
                              PAST         PAST         PAST         SINCE
                            6 MONTHS      1 YEAR       5 YEARS     INCEPTION*
--------------------------------------------------------------------------------
Preferred Asset              -8.12%       -9.94%       28.82%       151.47%
Allocation Fund
--------------------------------------------------------------------------------
65/30/5 Benchmark            -7.33%       -9.09%       32.08%       193.97%
--------------------------------------------------------------------------------
S&P 500 Index               -13.16%      -17.99%       19.70%       195.11%
================================================================================
                                                                  * July 1, 1992

Average Annual Total Return
================================================================================
                                           PAST         PAST        SINCE
                                          1 YEAR       5 YEARS    INCEPTION*
--------------------------------------------------------------------------------
Preferred Asset Allocation Fund           -9.94%        5.20%        9.66%
--------------------------------------------------------------------------------
65/30/5 Benchmark                         -9.09%        5.72%       11.39%
--------------------------------------------------------------------------------
S&P 500 Index                            -17.99%        3.66%       11.43%
================================================================================
                                                                  * July 1, 1992

A $10,000 Investment Since Inception

   [THE FOLLOWING TABLE WAS DEPICTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                    Preferred Asset
                    Allocation Fund      65/30/5 Benchmark        S&P 500 Index

7/1/92                   10000                 10000                 10000
12/31/92                 10731                 10781                 10837
6/30/93                  11357                 11523                 11359
12/31/93                 11869                 12057                 11921
6/30/94                  11212                 11483                 11514
12/31/94                 11563                 11848                 12074
6/30/95                  13643                 14057                 14510
12/31/95                 15354                 15849                 16599
6/30/96                  16132                 16429                 18291
12/31/96                 17685                 18021                 20429
6/30/97                  19521                 20789                 24612
12/31/97                 21384                 23054                 27218
6/31/98                  23784                 26167                 32046
12/31/98                 27161                 28497                 35043
6/30/99                  27879                 30153                 39331
12/31/99                 27755                 31526                 42395
6/30/00                  29433                 32395                 42276
12/31/00                 29573                 31546                 38532
6/30/01                  27923                 30779                 35951
12/31/01                 27369                 28441                 33988
6/30/02                  25147                 29397                 29511

Portfolio Allocation*                                    (% of total net assets)

                                          6/30/02**     12/31/01**    6/30/01**
--------------------------------------------------------------------------------
Stocks                                       53%           56%           56%
--------------------------------------------------------------------------------
Bonds                                        18%           25%           34%
--------------------------------------------------------------------------------
Short-Term                                   30%           19%            9%
(maturities less than one year)
--------------------------------------------------------------------------------
Other                                        -1%                          1%
--------------------------------------------------------------------------------
                                    Total   100%          100%          100%

*     Allocations do not consider the effect of futures or options contracts.

** Allocations do not consider the effect of short-term investments representing collateral from our securities lending activity.

                             www.PreferredGroup.com

June 30, 2002

The Preferred Fixed Income Fund seeks its objective of a high level of current income consistent with investment in a diversified portfolio of debt securities.

Discussion & Analysis

The Preferred Fixed Income Fund's return was 7.25% for the 12-month period ended June 30, 2002, compared to 8.49% for the Salomon Brothers Broad Investment Grade
(BIG) Index. Since its inception, the fund has provided an average annual return of 6.73%, compared to 7.36% for its benchmark.

Interest rates rallied as the yield curve steepened over the period, with very short-term rates anchored by the Fed's easing moves. The corporate bond sector underperformed comparable duration U.S. Treasuries by 1.66%. It was also a record year for "fallen angels," with $84 billion of par value of bonds being cast out of the credit index due to rating downgrades to below investment grade.

We maintained a long-duration position through the period with most of the duration exposure concentrated in the very short end of the yield curve. In corporate bonds, we continued to focus on diversifying exposure across more individual credits. We added significantly to our residential mortgage overweight during the period, while maintaining our strategic overweight in non-call commercial and multi-family mortgages. In the extended sectors, we maintained our high-yield position.

Security selection detracted from performance. However, no single credit was a significant detractor. In fact, our diversification efforts of the past two years limited the impact of WorldCom to only 12 basis points.

At year's end, we held a tactical long-duration position primarily as a hedge against sharply lower rates caused by further volatility in the equity markets. As equity markets stabilize and investor confidence returns, we will likely move closer to a neutral position. Longer term, we believe a cyclical economic recovery may cause rates to drift higher as we move into 2003, with the Fed eventually removing some of the stimulus they have provided, likely starting in early 2003. However, we also believe that near-term investor confidence and equity-market performance will override fundamentals.

We expect to continue to manage our credit-sector exposures, particularly seeking to limit exposure to event risk in our investment grade holdings while reducing our outright high-yield holdings due to increasing risk. Emerging markets debt holdings may be increased if local political risk moderates. We will likely maintain a modest overweight to the residential mortgage market unless the persistence of lower interest rates increases the risk another wave of mortgage refinancing. We expect to maintain an overweight to the asset-backed and commercial mortgage-backed sectors given their current high quality and yield advantage.

                                        - J.P. Morgan Investment Management Inc.
[PHOTO OMITTED]
Portfolio Manager: E. Luke Farrell
--------------------------------------------------------------------------------

Title: Vice President, Fixed Income Portfolio Manager, J.P. Morgan Investment Management Inc.
-------------------------------------------------------------------------------

Last Five Years' Experience: Portfolio Manager and Fixed-Income Securities Trader, J.P. Morgan Investment Management Inc. Luke has managed the Preferred Fixed Income Fund since February 1, 2000.
--------------------------------------------------------------------------------

Education: B.S.-- University of Virginia
--------------------------------------------------------------------------------


20 INVESTMENT REVIEW
   The Preferred Fixed Income Fund

Fund Facts as of June 30, 2002                                                21

Performance

The following information illustrates the historical performance of the Preferred Fixed Income Fund compared with the Salomon Brothers Broad Investment Grade (BIG) Index. The Index includes approximately 5,000 U.S. Treasury, Agency, Mortgage and Corporate Bonds; credit quality must be investment grade (AAA-BBB by Standard & Poor's).

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The tables and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Preferred Fixed Income Fund's inception date was July 1, 1992.

Cumulative Total Return
================================================================================
                              PAST         PAST        PAST         SINCE
                            6 MONTHS      1 YEAR      5 YEARS     INCEPTION*
--------------------------------------------------------------------------------
Preferred Fixed
Income Fund                   2.88%        7.25%       36.03%       91.81%
--------------------------------------------------------------------------------
Salomon Bros. BIG Index       3.59%        8.49%       43.84%      103.37%
================================================================================
                                                                  * July 1, 1992

Average Annual Total Return
================================================================================
                                           PAST         PAST         SINCE
                                          1 YEAR       5 YEARS     INCEPTION*
--------------------------------------------------------------------------------
Preferred Fixed Income Fund                7.25%        6.35%        6.73%
--------------------------------------------------------------------------------
Salomon Bros. BIG Index                    8.49%        7.54%        7.36%
================================================================================
                                                                  * July 1, 1992

A $10,000 Investment Since Inception

   [THE FOLLOWING TABLE WAS DEPICTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                     Preferred Fixed Income Fund       Salomon Bros. BIG Index

7/1/92                          10000                          10000
12/31/92                        10471                          10461
6/30/93                         11259                          11198
12/31/93                        11549                          11496
6/30/94                         11207                          11065
12/31/94                        11273                          11169
6/30/95                         12494                          12454
12/31/95                        13264                          13238
6/30/96                         13009                          13071
12/31/96                        13660                          13717
6/30/97                         14101                          14138
12/31/97                        14814                          15038
6/30/98                         15416                          15634
12/31/98                        15848                          16348
6/30/99                         15578                          16121
12/31/99                        15730                          16211
6/30/00                         16144                          16846
12/31/00                        17390                          18091
6/30/01                         17884                          18745
12/31/01                        18644                          19632
6/30/02                         19181                          20337

Portfolio Statistics

Portfolio Holdings                                                           228
--------------------------------------------------------------------------------
Average Maturity                                                      16.9 years
--------------------------------------------------------------------------------
Average Duration                                                       4.5 years
--------------------------------------------------------------------------------
Average Quality                                                               AA
--------------------------------------------------------------------------------

Portfolio Allocation* (% of total net assets**)

Short-Term                                                                35.4%
(maturities less than one year)
--------------------------------------------------------------------------------
Foreign Corporates & Govt.                                                33.9%
--------------------------------------------------------------------------------
Mortgages/Asset Backed                                                    24.6%
--------------------------------------------------------------------------------
Corporates                                                                21.8%
--------------------------------------------------------------------------------
Treasury                                                                  18.4%
--------------------------------------------------------------------------------
Other                                                                    (34.1%)
--------------------------------------------------------------------------------
                                                                 Total     100%

* Allocations do not consider the effect of futures contracts. See Note 4 of the notes to the financial statements for open futures contracts at June 30, 2002.

** Allocations do not consider the effect of short-term investments representing collateral from our securities lending activity.

Quality

Treasury/AAA/Agency                                                        77.2%
--------------------------------------------------------------------------------
AA                                                                          2.8%
--------------------------------------------------------------------------------
A                                                                           9.9%
--------------------------------------------------------------------------------
BBB                                                                         7.5%
--------------------------------------------------------------------------------
BB                                                                          1.8%
--------------------------------------------------------------------------------
B                                                                           0.8%
--------------------------------------------------------------------------------
                                                                   Total    100%

                             www.PreferredGroup.com

June 30, 2002

The Preferred Short-Term Government Securities Fund seeks its objective of high current income, consistent with preservation of capital, primarily through investment in U.S. Government securities.

Discussion & Analysis

The Preferred Short-Term Government Securities Fund returned 6.40% for the 12 months ended June 30, 2002, compared to a return of 6.65% for the Merrill Lynch 1-3 Year Treasury Index. Since inception, the fund has achieved an average annualized return of 5.21% versus 6.02% for the benchmark.

Questions regarding a slowing economy and an overheated equity market came to roost following the September 11 terrorist attack at the World Trade Center in New York City. The Federal Reserve, in its role of monetary policy-setter, liquidity provider and inflation fighter, acted quickly to support markets and consumption by continuing to lower the fed funds target rate. From June 30, 2001, through the end of the calendar year, the rate was cut by 200 basis points. This free flow of liquidity, combined with sharply lower interest rates, aggressive auto incentives and mortgage refinancings, kept consumers spending and allowed the manufacturing sector of the economy to find bottom.

The recession reported in 2001 was relatively mild and short-lived as first-quarter 2002 GDP rebounded to a growth rate of 6.1%. Unfortunately, reports of corporate malfeasance--some true and some not--have created a sharp shift toward risk aversion and questions over the real earnings capacity of many corporations. After backing up sharply early in 2002, interest rates moved toward their previous lows as investors sought the safety of government debt over that of corporations. For the 12-month period ended June 30, 2002, the two-year note fell 143 basis points to 2.82%, while the 30-year bond fell only 25 basis points to 5.50%.

During the year, we continued to emphasize the debt of federal agencies and other government-sponsored enterprises. At fiscal year's end, the portfolio duration was 1.6, same as the benchmark. The sector breakdown by percentage of portfolio for the period ended June 30, 2002, was 4% U.S. Treasury, 86% government-sponsored agency debentures, 5% government agency mortgage-related securities, and 5% cash equivalents.

We believe there is ample data to support the idea of a steady but slow-growing domestic economy. However, the markets are currently controlled by fear, including the fear of additional corporate malfeasance, a U.S. strike on Iraq, continued devastation in Israel and Palestinian territories, and future terrorist attacks in the US. We continue to populate the fund with Treasury and agency debentures while currently avoiding mortgage securities due to potential prepayment possibilities. In our opinion, this should allow the fund to perform well against its benchmark.

                                        - Caterpillar Investment Management Ltd.

                                [PHOTO OMITTED]

Portfolio Manager:
Charles T. (C.T.) Urban, III, CFA
--------------------------------------------------------------------------------

Title: Senior Portfolio Manager, Caterpillar Investment Management Ltd.
--------------------------------------------------------------------------------

Last Five Years' Experience: Vice President and Senior Portfolio Manager for the Windsor Financial Group in Minneapolis. C.T. assumed management of the Preferred Short-Term Government Securities Fund on November 1, 1999.
--------------------------------------------------------------------------------

Education: B.S.--University of North Carolina; M.B.A.--University of
Minnesota; Chartered Financial Analyst
--------------------------------------------------------------------------------


22 INVESTMENT REVIEW
   The Preferred Short-Term Government Securities Fund

Fund Facts as of June 30, 2002                                                23

Performance

The following information illustrates the historical performance of the Preferred Short-Term Government Securities Fund compared with the Merrill Lynch 1-3 Year Treasury Index. The Index comprises primarily U.S. Treasury Notes and Bonds with remaining maturities of one to three years.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The tables and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Preferred Short-Term Government Securities Fund's inception date was July 1, 1992.

Cumulative Total Return
================================================================================
                              PAST         PAST         PAST        SINCE
                            6 MONTHS      1 YEAR      5 YEARS     INCEPTION*
--------------------------------------------------------------------------------
Preferred Short-Term          2.55%        6.40%       31.82%       66.17%
Government Securities Fund
--------------------------------------------------------------------------------
ML 1-3 Yr. Treasury Index     2.38%        6.65%       36.89%       79.48%
================================================================================
                                                                  * July 1, 1992

Average Annual Total Return
================================================================================
                                           PAST          PAST       SINCE
                                          1 YEAR       5 YEARS    INCEPTION*
--------------------------------------------------------------------------------
Preferred Short-Term                       6.40%        5.68%        5.21%
Government Securities Fund
--------------------------------------------------------------------------------
ML 1-3 Yr. Treasury Index                  6.65%        6.48%        6.02%
================================================================================
                                                                  * July 1, 1992

A $10,000 Investment Since Inception

   [THE FOLLOWING TABLE WAS DEPICTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                       Preferred Short-Term
                         Gov't. Sec. Fund           ML 1-3 Yr. Treasury Index

7/1/92                        10000                           10000
12/31/92                      10261                           10317
6/30/93                       10632                           10658
12/31/93                      10833                           10875
6/30/94                       10723                           10830
12/31/94                      10757                           10938
6/30/95                       11336                           11666
12/31/95                      11735                           12140
6/30/96                       11914                           12303
12/31/96                      12287                           12744
6/30/97                       12606                           13111
12/31/97                      13046                           13593
6/30/98                       13327                           14003
12/31/98                      13667                           14544
6/30/99                       13762                           14714
12/31/99                      13982                           14989
6/30/00                       14376                           15438
12/31/00                      15127                           16188
6/30/01                       15638                           16830
12/31/01                      16204                           17531
6/30/02                       16617                           17948

Portfolio Highlights

 Weighted Averages
--------------------------------------------------------------------------------
   Average Maturity                                                   1.75 years
--------------------------------------------------------------------------------
   Average Duration                                                   1.61 years
--------------------------------------------------------------------------------
   Average Credit Quality                                                    AAA
--------------------------------------------------------------------------------
   Average Weighted Coupon                                                  4.41
--------------------------------------------------------------------------------
Portfolio Holdings                                                            24
--------------------------------------------------------------------------------


Portfolio Allocation     (% of total net assets)

Federal Agencies                                                           88.9%
--------------------------------------------------------------------------------
Short-Term                                                                  4.9%
(maturities less than one year)
--------------------------------------------------------------------------------
U.S. Treasury                                                               4.2%
--------------------------------------------------------------------------------
Mortgages                                                                   0.4%
--------------------------------------------------------------------------------
Other                                                                       1.6%
--------------------------------------------------------------------------------
                                                                   Total    100%
--------------------------------------------------------------------------------

                             www.PreferredGroup.com

June 30, 2002

The Preferred Money Market Fund seeks its objective of the maximum current income believed to be consistent with preservation of capital and maintenance of liquidity by investing in short-term, fixed income instruments.

Discussion & Analysis

The Preferred Money Market Fund returned 2.25% for the 12-month period ended June 30, 2002, compared to a 2.02% return for the Money Fund Report Average/All Taxable. Since inception, the fund's average annual return has been 4.50% versus 4.33% for the benchmark.

Cash flows into the fund in the aftermath of the attacks, as investors sought safety and liquidity, were invested in the one-month to three-month part of the LIBOR curve. During most of the fourth quarter of 2001, we maintained a slightly longer weighted average maturity but altered course slightly in December to maintain liquidity over year's end.

Early in the first quarter of 2002 we allowed the weighted average maturity of the fund to shorten. Later, we took advantage of opportunities to purchase three-month and six-month paper when interest rates rose. However, as rates continued to rise, we reverted to a defensive posture by buying one-month paper and floating rate notes. As the curve steepened, we extended again and purchased one-year paper, ending the quarter with a longer weighted average maturity.

Short-term rate volatility made the last quarter of the fiscal year challenging. We extended the weighted average maturity early in the quarter, then shortened it as the markets rallied in late April. We extended in early May, but pulled back when fears of potential terrorist threats and Middle East turmoil pushed short-term rates lower. In June, we extended again. But as the quarter ended, the LIBOR curve flattened out with one-month to six-month rates relatively the same, and we ended the quarter with a shorter weighted average maturity.

We believe that the U.S. economic expansion will continue and that the odds of a double-dip economic downturn remain low. On balance, we believe the economic expansion may gather force once corporate retrenchment ends and profit margins return to normal. No doubt the recovery process is proving to be a long and grinding one, which may continue to disappoint an equity market reeling over non-economic factors.

We have pushed out our expectations for the first Fed tightening to November 2002, with an increased possibility that it may remain on hold until early next year. In our opinion, it is still too early to aggressively position for higher rates. The fixed-income markets are likely to be volatile, trading off stock market performance and corporate headlines. We will retain a neutral approach to the markets for the present.

                                        - J.P. Morgan Investment Management Inc.

                                [PHOTO OMITTED]

Portfolio Manager: Mark Settles
--------------------------------------------------------------------------------

Title: Vice President, Portfolio Manager, J.P. Morgan Investment Management Inc.
--------------------------------------------------------------------------------

Last Five Years' Experience: Portfolio Manager, J.P. Morgan Investment Management Inc. Mark assumed responsibility for management of the Preferred Money Market Fund on January 1, 2000.
--------------------------------------------------------------------------------

Education: B.A. -- Columbia University; M.B.A. -- Northwestern University
--------------------------------------------------------------------------------


24 INVESTMENT REVIEW
   The Preferred Money Market Fund

Fund Facts as of June 30, 2002                                                25

Performance

The following information illustrates the historical performance of the Preferred Money Market Fund compared to Money Fund Report Average/All Taxable. This benchmark is used for taxable money market funds.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The tables and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Preferred Money Market Fund's inception date was July 1, 1992.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Cumulative Total Return
================================================================================
                             PAST   7-DAY CURRENT  PAST       PAST       SINCE
                           6 MONTHS    YIELD+     1 YEAR     5 YEARS  INCEPTION*
--------------------------------------------------------------------------------
    Preferred Money
    Market Fund              0.78%      1.44%      2.25%     26.03%    55.38%++
--------------------------------------------------------------------------------
    Money Fund Report
    Avg/All Taxable          0.71%      1.31%      2.02%     24.61%     52.82%
================================================================================
                                                                  * July 1, 1992

+ The seven-day current yield for the Money Market Fund more closely reflects the current earnings of the fund than does the total return quotation. The yield for Money Fund Report Avg/All Taxable represents the seven-day current yield as of June 30, 2002.

++ Total return since inception reflects an expense waiver. Without this waiver, total return would have been lower.

Average Annual Total Return
================================================================================
                                               PAST       PAST       SINCE
                                              1 YEAR     5 YEARS   INCEPTION*

Preferred Money Market Fund                    2.25%      4.74%     4.50%++
--------------------------------------------------------------------------------
Money Fund Report Avg/All Taxable              2.02%      4.50%     4.33%
================================================================================
                                                                  * July 1, 1992

++ Total return since inception reflects an expense waiver. Without this waiver, total return would have been lower.

A $10,000 Investment Since Inception

   [THE FOLLOWING TABLE WAS DEPICTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                                                        Money Fund Report
                    Preferred Money Market Fund          Avg/All Taxable

7/1/92                        10000                           10000
12/31/92                      10140                           10148
6/30/93                       10271                           10284
12/31/93                      10406                           10422
6/30/94                       10569                           10583
12/31/94                      10814                           10813
6/30/95                       11126                           11113
12/31/95                      11438                           11407
6/30/96                       11719                           11690
12/31/96                      12018                           11974
6/30/97                       12319                           12259
12/31/97                      12638                           12579
6/30/97                       12986                           12896
12/31/98                      13318                           13211
6/30/99                       13621                           13499
12/31/99                      13963                           13824
6/30/00                       14363                           14203
12/31/00                      14818                           14640
6/30/01                       15180                           14980
12/31/01                      15417                           15175
6/30/02                       15538                           15282

Portfolio Highlights

Weighted Averages
--------------------------------------------------------------------------------
   Average Maturity                                                      68 days
--------------------------------------------------------------------------------
   Average Credit Quality                                                  A1/P1
--------------------------------------------------------------------------------
   7-Day Current Yield                                                     1.44%
--------------------------------------------------------------------------------
Portfolio Holdings                                                            36

Portfolio Allocation                                     (% of total net assets)

Commercial Paper                                                           62.7%
--------------------------------------------------------------------------------
Floating Rate Notes                                                        19.7%
--------------------------------------------------------------------------------
Corporate Bonds                                                             8.0%
--------------------------------------------------------------------------------
Certificates of Deposit                                                     7.9%
--------------------------------------------------------------------------------
Other                                                                       1.7%
--------------------------------------------------------------------------------
                                                                    Total   100%

                             www.PreferredGroup.com

Statements of Assets and Liabilities                               June 30, 2002

====================================================================================================================================

                                                                                  International     International      Small Cap
                                                                  June 30, 2002       Growth            Value            Growth
====================================================================================================================================
Assets
  Investments at value, including $856,260, $33,691,990, $11,163,597, $933,008,
      $7,342,504, $17,554,705, $27,465,989 of International Growth,
      International Value, Small Cap Growth, Mid Cap Growth, Large Cap Growth,
      Asset Allocation, and Fixed Income Funds' securities on loan ............   $  23,489,992     $ 205,576,405     $ 44,200,235
  Short-term investments at amortized cost ....................................       1,760,836        45,303,638       13,130,397
  Cash ........................................................................                               752
  Foreign currency at value ...................................................          57,587           180,163
  Receivable for investments sold .............................................         209,053             4,885          575,712
  Receivable for when-issued and forward delivery securities ..................
  Receivable for fund shares sold .............................................          83,626         2,872,571          889,020
  Dividends and interest receivable ...........................................          32,250           337,015           10,820
  Foreign tax reclaim receivable ..............................................           7,340           251,858
  Prepaid expenses and other assets ...........................................             737
                                                                                  ------------------------------------------------
      Total assets ............................................................      25,641,421       254,527,287       58,806,184
                                                                                  ------------------------------------------------
Liabilities
  Payable for investments purchased ...........................................         522,136                          1,271,270
  Payable for when-issued and forward delivery securities .....................
  Payable for variation margin ................................................
  Payable for fund shares redeemed ............................................           9,322         2,197,926               51
  Payable for distributions ...................................................
  Payable upon return of securities loaned ....................................         882,972        34,894,638       11,498,740
  Unrealized premium income of option contracts
      (premiums received $1,497,671) ..........................................
  Other liabilities ...........................................................           2,689               133
  Payable for:
      Management fees .........................................................          20,894           170,279           38,647
      Audit fees ..............................................................          22,581            22,038           16,232
      Custodian fees ..........................................................          20,605            65,265           17,646
      Legal fees ..............................................................                             1,391              505
      Trustees' fees ..........................................................                               414              148
      Transfer agent fees .....................................................           3,504            12,991            5,887
      Other fees ..............................................................             404             1,059              955
                                                                                  ------------------------------------------------
          Total liabilities ...................................................       1,485,107        37,366,134       12,850,081
                                                                                  ------------------------------------------------
  Net assets ..................................................................   $  24,156,314     $ 217,161,153     $ 45,956,103
                                                                                  ================================================
  Shares of beneficial interest outstanding ...................................       3,067,368        17,771,476        7,390,963
                                                                                  ================================================
  Offering and redemption price per share .....................................   $        7.88     $       12.22     $       6.22
                                                                                  ================================================
  Composition of Net Assets
  Paid-in capital .............................................................   $  29,329,438     $ 203,025,844     $ 96,756,317
  Undistributed (distributions in excess of) net investment income ............                           928,332
  Accumulated net realized gains (losses) on investments, futures,
      written options, forwards, and foreign currency .........................      (5,733,745)          338,999      (50,390,647)
  Net unrealized appreciation (depreciation) on:
      Investments .............................................................         564,415        12,845,673         (409,567)
      Futures .................................................................
      Written options .........................................................
      Forward contracts .......................................................
  Foreign denominated other assets, liabilities & currency ....................          (3,794)           22,305
                                                                                  ------------------------------------------------
                                                                                  $  24,156,314     $ 217,161,153     $ 45,956,103
                                                                                  ================================================
  Investments and short-term investments at cost ..............................   $  24,686,413     $ 238,034,100     $ 57,740,199
  Foreign currency holdings at cost ...........................................          57,849           180,163
==================================================================================================================================

====================================================================================================================================

                                                                                      Mid Cap         Large Cap         Large Cap
                                                                  June 30, 2002       Growth            Growth            Value
====================================================================================================================================
Assets
  Investments at value, including $856,260, $33,691,990, $11,163,597, $933,008,
      $7,342,504, $17,554,705, $27,465,989 of International Growth,
      International Value, Small Cap Growth, Mid Cap Growth, Large Cap Growth,
      Asset Allocation, and Fixed Income Funds' securities on loan ............   $  29,308,328     $ 405,019,696     $300,004,498
  Short-term investments at amortized cost ....................................       1,356,346        16,884,800       26,085,892
  Cash ........................................................................                               507          338,326
  Foreign currency at value ...................................................
  Receivable for investments sold .............................................         546,023         3,266,668          471,939
  Receivable for when-issued and forward delivery securities ..................
  Receivable for fund shares sold .............................................          70,043         1,450,267          950,261
  Dividends and interest receivable ...........................................          10,123           233,305          237,942
  Foreign tax reclaim receivable ..............................................
  Prepaid expenses and other assets ...........................................                               206              517
                                                                                  ------------------------------------------------
      Total assets ............................................................      31,290,863       426,855,449      328,089,375
                                                                                  ------------------------------------------------
Liabilities
  Payable for investments purchased ...........................................         474,982         3,746,119           51,791
  Payable for when-issued and forward delivery securities .....................
  Payable for variation margin ................................................
  Payable for fund shares redeemed ............................................             236            76,994            5,520
  Payable for distributions ...................................................
  Payable upon return of securities loaned ....................................         951,305         7,511,800
  Unrealized premium income of option contracts
      (premiums received $1,497,671) ..........................................
  Other liabilities ...........................................................
  Payable for:
      Management fees .........................................................          26,244           265,613          208,651
      Audit fees ..............................................................          18,824            23,381           18,892
      Custodian fees ..........................................................           8,263            21,177           15,370
      Legal fees ..............................................................             152             3,923            3,363
      Trustees' fees ..........................................................             447                32
      Transfer agent fees .....................................................           2,882            28,492           21,859
      Other fees ..............................................................             731               217              564
                                                                                  ------------------------------------------------
          Total liabilities ...................................................       1,484,066        11,677,748          326,010
                                                                                  ------------------------------------------------
  Net assets ..................................................................   $  29,806,797     $ 415,177,701     $327,763,365
                                                                                  ================================================
  Shares of beneficial interest outstanding ...................................       3,944,930        41,372,947       19,400,521
                                                                                  ================================================
  Offering and redemption price per share .....................................   $        7.56     $       10.04     $      16.89
                                                                                  ================================================
  Composition of Net Assets
  Paid-in capital .............................................................   $  39,765,016     $ 617,194,920     $262,742,094
  Undistributed (distributions in excess of) net investment income ............                                          1,494,169
  Accumulated net realized gains (losses) on investments, futures,
      written options, forwards, and foreign currency .........................      (8,314,486)     (169,639,496)       4,228,273
  Net unrealized appreciation (depreciation) on:
      Investments .............................................................      (1,643,733)      (32,377,723)      59,298,814
      Futures .................................................................
      Written options .........................................................
      Forward contracts .......................................................
  Foreign denominated other assets, liabilities & currency ....................                                                 15
                                                                                  ------------------------------------------------
                                                                                  $  29,806,797     $ 415,177,701     $327,763,365
                                                                                  ================================================
  Investments and short-term investments at cost ..............................   $  32,308,407     $ 454,282,219     $266,791,576
  Foreign currency holdings at cost ...........................................
==================================================================================================================================

====================================================================================================================================
                                                                                                                        Short-Term
                                                                                       Asset            Fixed           Government
                                                                  June 30, 2002     Allocation          Income          Securities
====================================================================================================================================
Assets
  Investments at value, including $856,260, $33,691,990, $11,163,597, $933,008,
      $7,342,504, $17,554,705, $27,465,989 of International Growth,
      International Value, Small Cap Growth, Mid Cap Growth, Large Cap Growth,
      Asset Allocation, and Fixed Income Funds' securities on loan ............   $  92,683,038     $ 200,324,031     $ 111,305,966
  Short-term investments at amortized cost ....................................      55,320,713        97,732,489         5,802,443
  Cash ........................................................................           8,498               993
  Foreign currency at value ...................................................
  Receivable for investments sold .............................................                        44,632,819        10,213,834
  Receivable for when-issued and forward delivery securities ..................                        23,843,438
  Receivable for fund shares sold .............................................         435,109           351,242           288,106
  Dividends and interest receivable ...........................................         493,193         1,507,520         1,445,174
  Foreign tax reclaim receivable ..............................................
  Prepaid expenses and other assets ...........................................             143             1,933               406
                                                                                  -------------------------------------------------
      Total assets ............................................................     148,940,694       368,394,465       129,055,929
                                                                                  -------------------------------------------------

Liabilities
  Payable for investments purchased ...........................................                       113,137,040         9,986,433
  Payable for when-issued and forward delivery securities .....................                        26,154,375
  Payable for variation margin ................................................          52,388             7,797
  Payable for fund shares redeemed ............................................          26,419           204,932             3,745
  Payable for distributions ...................................................           6,093             1,070               907
  Payable upon return of securities loaned ....................................      16,976,015        25,766,843
  Unrealized premium income of option contracts
      (premiums received $1,497,671) ..........................................       1,379,650
  Other liabilities ...........................................................
  Payable for:
      Management fees .........................................................          77,207            82,778            33,777
      Audit fees ..............................................................          20,546            17,226            21,109
      Custodian fees ..........................................................          32,860            36,006            10,874
      Legal fees ..............................................................             711             1,395             1,240
      Trustees' fees ..........................................................                                                  51
      Transfer agent fees .....................................................          12,308                               5,088
      Other fees ..............................................................             585               627               732
                                                                                  -------------------------------------------------
          Total liabilities ...................................................      18,584,782       165,410,089        10,063,956
                                                                                  -------------------------------------------------
  Net assets ..................................................................   $ 130,355,912     $ 202,984,376     $ 118,991,973
                                                                                  =================================================
  Shares of beneficial interest outstanding ...................................      11,751,230        19,976,324        11,944,535
                                                                                  =================================================
  Offering and redemption price per share .....................................   $       11.09     $       10.16     $        9.96
                                                                                  =================================================

  Composition of Net Assets
  Paid-in capital .............................................................   $ 147,245,020     $ 203,162,307     $ 117,778,233
  Undistributed (distributions in excess of) net investment income ............           2,367            86,318
  Accumulated net realized gains (losses) on investments, futures,
      written options, forwards, and foreign currency .........................      (2,109,621)       (2,665,036)         (459,843
  Net unrealized appreciation (depreciation) on:
      Investments .............................................................     (14,004,622)        2,583,092         1,673,583
      Futures .................................................................        (895,253)         (182,305)
      Written options .........................................................         118,021
      Forward contracts .......................................................
  Foreign denominated other assets, liabilities & currency ....................   -------------------------------------------------
                                                                                  $ 130,355,912     $ 202,984,376     $ 118,991,973
                                                                                  =================================================
  Investments and short-term investments at cost ..............................   $ 162,008,373     $ 295,473,428     $ 115,434,826
  Foreign currency holdings at cost ...........................................
===================================================================================================================================

==============================================================================================

                                                                                     Money
                                                                  June 30, 2002      Market
==============================================================================================
Assets
  Investments at value, including $856,260, $33,691,990, $11,163,597, $933,008,
      $7,342,504, $17,554,705, $27,465,989 of International Growth, International
      Value, Small Cap Growth, Mid Cap Growth, Large Cap Growth, Asset
      Allocation, and Fixed Income Funds' securities on loan ..................
  Short-term investments at amortized cost ....................................   $184,910,085
  Cash ........................................................................             43
  Foreign currency at value ...................................................
  Receivable for investments sold .............................................
  Receivable for when-issued and forward delivery securities ..................
  Receivable for fund shares sold .............................................      3,208,117
  Dividends and interest receivable ...........................................        128,791
  Foreign tax reclaim receivable ..............................................
  Prepaid expenses and other assets ...........................................          2,382
                                                                                  ------------
      Total assets ............................................................    188,249,418
                                                                                  ------------
Liabilities
  Payable for investments purchased ...........................................
  Payable for when-issued and forward delivery securities .....................
  Payable for variation margin ................................................
  Payable for fund shares redeemed ............................................         45,849
  Payable for distributions ...................................................             22
  Payable upon return of securities loaned ....................................
  Unrealized premium income of option contracts
      (premiums received $1,497,671) ..........................................
  Other liabilities ...........................................................
  Payable for:
      Management fees .........................................................         47,635
      Audit fees ..............................................................         15,438
      Custodian fees ..........................................................         13,897
      Legal fees ..............................................................          3,374
      Trustees' fees ..........................................................
      Transfer agent fees .....................................................         14,239
      Other fees ..............................................................
                                                                                  ------------
          Total liabilities ...................................................        140,454
                                                                                  ------------
  Net assets ..................................................................   $188,108,964
                                                                                  ============
  Shares of beneficial interest outstanding ...................................    188,108,964
                                                                                  ============
  Offering and redemption price per share .....................................   $       1.00
                                                                                  ============
  Composition of Net Assets
  Paid-in capital .............................................................   $188,108,964
  Undistributed (distributions in excess of) net investment income ............
  Accumulated net realized gains (losses) on investments, futures, written options, forwards, and foreign currency .........................
  Net unrealized appreciation (depreciation) on:
      Investments .............................................................
      Futures .................................................................
      Written options .........................................................
      Forward contracts .......................................................
  Foreign denominated other assets, liabilities & currency ....................
                                                                                  ------------
                                                                                  $188,108,964
                                                                                  ============
  Investments and short-term investments at cost ..............................   $184,910,085
  Foreign currency holdings at cost ...........................................
==============================================================================================

See notes to financial statements


26 & 27 STATEMENTS OF ASSETS AND LIABILITIES              www.PreferredGroup.com

                                                                   June 30, 2002

Statements of Operations

====================================================================================================================================

                                      Fiscal Year Ended June 30, 2002  International   International     Small Cap        Mid Cap
                                                                           Growth           Value          Growth         Growth
====================================================================================================================================
Investment Income
  Dividends .........................................................   $   442,108     $  4,286,588    $    146,428   $     85,221
  Interest ..........................................................         4,395          178,339             768          2,039
  Securities lending, net of related expenses .......................        14,019          224,465          70,309         28,911
                                                                       ------------------------------------------------------------
                                                                            460,522        4,689,392         217,505        116,171
  Less foreign taxes withheld at source .............................       (44,881)        (525,946)           (576)
                                                                       ------------------------------------------------------------
    Total income ....................................................       415,641        4,163,446         216,929        116,171
                                                                       ------------------------------------------------------------
Expenses
  Management fees ...................................................       249,135        1,832,242         550,426        324,292
  Audit fees ........................................................        38,000           40,000          32,000         31,000
  Custodian fees ....................................................       130,000          365,000         109,000         83,000
  Registration fees .................................................         5,000           16,000           8,000          6,000
  Legal fees ........................................................         3,000           31,000           9,000          5,000
  Trustees' fees ....................................................         1,000            8,000           2,000          2,000
  Transfer agent fees ...............................................        22,000          119,000          41,000         22,000
  Insurance fees ....................................................         1,000            8,000           2,000          1,000
  Other expense .....................................................         2,000           13,000           1,000          3,000
                                                                       ------------------------------------------------------------
    Total expenses ..................................................       451,135        2,432,242         754,426        477,292
                                                                       ------------------------------------------------------------
        Net investment income (loss) ................................       (35,494)       1,731,204        (537,497)      (361,121)
                                                                       ------------------------------------------------------------

Net Realized and Unrealized Gain (Loss) on Investments, Futures
Written Options, Forward Contracts and Foreign Currency
Net realized gain (loss) on:
    Investments .....................................................    (5,169,664)      12,828,240     (12,574,869)    (8,279,928)
    Futures .........................................................
    Written options .................................................
    Forward contracts ...............................................
    Foreign denominated other assets, liabilities & currency ........      (317,099)        (205,687)
Increase (decrease) in net unrealized appreciation (depreciation) on:
    Investments .....................................................       665,606      (13,802,365)     (6,610,531)    (4,908,601)
    Futures .........................................................
    Written options .................................................
    Forward contracts ...............................................        (4,703)
    Foreign denominated other assets, liabilities & currency ........        (5,244)          74,755
                                                                       ------------------------------------------------------------
    Net gain (loss) .................................................    (4,831,104)      (1,105,057)    (19,185,400)   (13,188,529)
                                                                       ------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations .....   $(4,866,598)    $    626,147    $(19,722,897)  $(13,549,650)
                                                                       ============================================================

====================================================================================================================================


==============================================================================================================================

                                      Fiscal Year Ended June 30, 2002    Large Cap         Large Cap            Asset
                                                                           Growth            Value           Allocation
==============================================================================================================================
Investment Income
  Dividends .........................................................  $   3,820,780      $  5,525,533      $  1,136,971
  Interest ..........................................................        261,260           572,940         2,434,059
  Securities lending, net of related expenses .......................         68,954            28,454            54,670
                                                                       -------------------------------------------------
                                                                           4,150,994         6,126,927         3,625,700
  Less foreign taxes withheld at source .............................        (21,548)          (11,755)           (5,003)
                                                                       -------------------------------------------------
    Total income ....................................................      4,129,446         6,115,172         3,620,697
                                                                       -------------------------------------------------
Expenses
  Management fees ...................................................      3,738,416         2,727,190           978,705
  Audit fees ........................................................         42,000            35,000            38,000
  Custodian fees ....................................................        126,000            92,000           196,000
  Registration fees .................................................         12,000            13,000             9,000
  Legal fees ........................................................         84,000            64,000            24,000
  Trustees' fees ....................................................         20,000            14,000             5,000
  Transfer agent fees ...............................................        259,000           203,000           127,000
  Insurance fees ....................................................         14,000            10,000             4,000
  Other expense .....................................................         31,000            21,000             7,000
                                                                       -------------------------------------------------
    Total expenses ..................................................      4,326,416         3,179,190         1,388,705
                                                                       -------------------------------------------------
        Net investment income (loss) ................................       (196,970)        2,935,982         2,231,992
                                                                       -------------------------------------------------

Net Realized and Unrealized Gain (Loss) on Investments, Futures
Written Options, Forward Contracts and Foreign Currency
Net realized gain (loss) on:
    Investments .....................................................    (99,653,240)        6,873,818         2,318,901
    Futures .........................................................                                         (3,747,166)
    Written options .................................................                                            836,600
    Forward contracts ...............................................
    Foreign denominated other assets, liabilities & currency ........                             (143)
Increase (decrease) in net unrealized appreciation (depreciation) on:
    Investments .....................................................    (39,159,257)      (68,491,319)      (16,838,860)
    Futures .........................................................                                            116,971
    Written options .................................................                                            118,021
    Forward contracts ...............................................
    Foreign denominated other assets, liabilities & currency ........                               15
                                                                       -------------------------------------------------
    Net gain (loss) .................................................   (138,812,497)      (61,617,629)      (17,195,533)
                                                                       -------------------------------------------------
Net increase (decrease) in net assets resulting from operations .....  $(139,009,467)     $(58,681,647)     $(14,963,541)
                                                                       =================================================

==============================================================================================================================


================================================================================================================
                                                                                       Short-Term
                                      Fiscal Year Ended June 30, 2002    Fixed         Government       Money
                                                                         Income        Securities       Market
================================================================================================================
Investment Income
  Dividends .........................................................
  Interest ..........................................................  $ 9,497,589     $4,765,355     $5,437,995
  Securities lending, net of related expenses .......................       45,836
                                                                       -----------------------------------------
                                                                         9,543,425      4,765,355      5,437,995
  Less foreign taxes withheld at source .............................         (744)
                                                                       -----------------------------------------
    Total income ....................................................    9,542,681      4,765,355      5,437,995
                                                                       -----------------------------------------
Expenses
  Management fees ...................................................      935,430        365,968        612,298
  Audit fees ........................................................       40,000         36,000         30,000
  Custodian fees ....................................................      150,000         65,000         85,000
  Registration fees .................................................       12,000         15,000         18,000
  Legal fees ........................................................       33,000         19,000         38,000
  Trustees' fees ....................................................        7,000          4,000          6,000
  Transfer agent fees ...............................................       92,000         51,000        109,000
  Insurance fees ....................................................        4,000          3,000          5,000
  Other expense .....................................................       14,258          8,000          8,000
                                                                       -----------------------------------------
    Total expenses ..................................................    1,287,688        566,968        911,298
                                                                       -----------------------------------------
        Net investment income (loss) ................................    8,254,993      4,198,387      4,526,697
                                                                       -----------------------------------------

Net Realized and Unrealized Gain (Loss) on Investments, Futures
Written Options, Forward Contracts and Foreign Currency
Net realized gain (loss) on:
    Investments .....................................................    3,843,730      1,522,035
    Futures .........................................................      236,779
    Written options .................................................
    Forward contracts ...............................................     (356,599)
    Foreign denominated other assets, liabilities & currency ........     (159,291)
Increase (decrease) in net unrealized appreciation (depreciation) on:
    Investments .....................................................    1,440,207        480,866
    Futures .........................................................     (275,776)
    Written options .................................................
    Forward contracts ...............................................     (384,982)
    Foreign denominated other assets, liabilities & currency ........        8,547
                                                                       -----------------------------------------
    Net gain (loss) .................................................    4,352,615      2,002,901
                                                                       -----------------------------------------
Net increase (decrease) in net assets resulting from operations .....  $12,607,608     $6,201,288     $4,526,697
                                                                       =========================================

================================================================================================================

See notes to financial statements


28 & 29 STATEMENTS OF OPERATIONS                          www.PreferredGroup.com

                                                                   June 30, 2002

Statements of Changes in Net Assets

====================================================================================================================================

                                                                        International Growth            International Value

====================================================================================================================================

                                                                    Year Ended     Period Ended     Year Ended       Year Ended
                                                                      6/30/02         6/30/01*        6/30/02          6/30/01
------------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
  Operations:
  Net investment income (loss) ..................................  $    (35,494)   $    (14,175)   $   1,731,204    $   3,382,200
  Net realized gain (loss) on investments, futures, written
      options, forward contracts, & foreign denominated
      other assets, liabilities & currency ......................    (5,486,763)       (663,677)      12,622,553       31,529,532
  Change in net unrealized appreciation (depreciation) on
      investments, futures, written options, forward contracts, &
      foreign denominated other assets, liabilities & currency ..       655,659         (95,038)     (13,727,610)     (50,911,012
                                                                   --------------------------------------------------------------
         Net increase (decrease) in net assets
             resulting from operations ..........................    (4,866,598)       (772,890)         626,147      (15,999,280
                                                                   --------------------------------------------------------------
  Distributions to shareholders from:
       Net investment income ....................................                                     (3,222,711)      (6,380,241
       Short-term capital gains .................................                                     (3,343,751)     (53,199,084)
       Long-term capital gains ..................................                                    (13,898,582)
       In excess of net investment income (loss)
                                                                   --------------------------------------------------------------
                                                                                                     (20,465,044)     (59,579,325)
                                                                   --------------------------------------------------------------
  Fund share transactions:
       Receipts for shares sold .................................    14,102,328       1,645,275      355,517,624      654,713,121
       Value of distributions reinvested ........................                                     17,844,924       59,212,640
       Cost of shares redeemed ..................................    (9,988,273)       (963,528)    (448,509,718)    (672,119,909
                                                                   --------------------------------------------------------------
         Net increase (decrease) in net assets
            from fund share transactions ........................     4,114,055         681,747      (75,147,170)      41,805,852
                                                                   --------------------------------------------------------------
               Total increase (decrease) ........................      (752,543)        (91,143)     (94,986,067)     (33,772,753

Net Assets
       Beginning of period ......................................    24,908,857      25,000,000      312,147,220      345,919,973
                                                                   --------------------------------------------------------------
       End of period ............................................  $ 24,156,314    $ 24,908,857    $ 217,161,153    $ 312,147,220
                                                                   ==============================================================
       Undistributed (distributions in excess of)
         net investment income (loss) at end of period ..........                  $     (4,209)   $     928,332    $   2,898,684
                                                                   ==============================================================
Number of Fund Shares
       Sold .....................................................     1,708,113         165,232       29,215,942       40,463,191
       Issued for distributions reinvested ......................                                      1,599,008        4,120,686
       Redeemed .................................................    (1,208,749)        (97,228)     (35,421,146)     (41,306,760)
                                                                   --------------------------------------------------------------
              Net increase (decrease) in shares outstanding .....       499,364          68,004       (4,606,196)       3,277,117
  Outstanding at:
       Beginning of period ......................................     2,568,004       2,500,000       22,377,672       19,100,555
                                                                   --------------------------------------------------------------
       End of period ............................................     3,067,368       2,568,004       17,771,476       22,377,672
                                                                   ==============================================================

=================================================================================================================================


====================================================================================================================================

                                                                           Small Cap Growth                  Mid Cap Growth

====================================================================================================================================

                                                                       Year Ended      Year Ended      Year Ended      Period Ended
                                                                         6/30/02         6/30/01         6/30/02         6/30/01*
-----------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
  Operations:
  Net investment income (loss) ..................................    $    (537,497)  $    (787,252)   $   (361,121)   $   (138,161)
  Net realized gain (loss) on investments, futures, written
      options, forward contracts, & foreign denominated
      other assets, liabilities & currency ......................      (12,574,869)    (31,800,107)     (8,279,928)      2,895,740
  Change in net unrealized appreciation (depreciation) on
      investments, futures, written options, forward contracts, &
      foreign denominated other assets, liabilities & currency ..       (6,610,531)     (5,642,351)     (4,908,601)      3,264,868
                                                                  ----------------------------------------------------------------
         Net increase (decrease) in net assets
             resulting from operations ..........................      (19,722,897)    (38,229,710)    (13,549,650)      6,022,447
                                                                  ----------------------------------------------------------------
  Distributions to shareholders from:
       Net investment income ....................................                                       (2,819,678)
       Short-term capital gains .................................
       Long-term capital gains ..................................
       In excess of net investment income (loss)
                                                                  ----------------------------------------------------------------
                                                                                                        (2,819,678)
                                                                  ----------------------------------------------------------------
  Fund share transactions:
       Receipts for shares sold .................................       41,116,393      54,688,106      18,925,949       2,805,548
       Value of distributions reinvested ........................                                        1,963,084
       Cost of shares redeemed ..................................      (71,198,296)    (39,086,072)     (8,241,297)       (299,606)
                                                                  ----------------------------------------------------------------
         Net increase (decrease) in net assets
            from fund share transactions ........................      (30,081,903)     15,602,034      12,647,736       2,505,942
                                                                  ----------------------------------------------------------------
               Total increase (decrease) ........................      (49,804,800)    (22,627,676)     (3,721,592)      8,528,389

Net Assets
       Beginning of period ......................................       95,760,903     118,388,579      33,528,389      25,000,000
                                                                  ----------------------------------------------------------------
       End of period ............................................    $  45,956,103   $  95,760,903    $ 29,806,797    $ 33,528,389
                                                                  ================================================================
       Undistributed (distributions in excess of)
         net investment income (loss) at end of period ..........
                                                                  ================================================================
Number of Fund Shares
       Sold .....................................................        5,717,869       5,927,684       1,944,353         222,777
       Issued for distributions reinvested ......................                                          201,963
       Redeemed .................................................       (9,564,566)     (4,046,203)       (899,343)        (24,820)
                                                                  ----------------------------------------------------------------
              Net increase (decrease) in shares outstanding .....       (3,846,697)      1,881,481       1,246,973         197,957
  Outstanding at:
       Beginning of period ......................................       11,237,660       9,356,179       2,697,957       2,500,000
                                                                  ----------------------------------------------------------------
       End of period ............................................        7,390,963      11,237,660       3,944,930       2,697,957
                                                                  ================================================================

==================================================================================================================================


=======================================================================================================

                                                                             Large Cap Growth

=======================================================================================================

                                                                       Year Ended          Year Ended
                                                                         6/30/02             6/30/01
-------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
  Operations:
  Net investment income (loss) ..................................     $    (196,970)     $    (968,186)
  Net realized gain (loss) on investments, futures, written
      options, forward contracts, & foreign denominated
      other assets, liabilities & currency ......................       (99,653,240)        (9,302,833)
  Change in net unrealized appreciation (depreciation) on
      investments, futures, written options, forward contracts, &
      foreign denominated other assets, liabilities & currency ..       (39,159,257)      (250,828,245)
                                                                  ------------------------------------
         Net increase (decrease) in net assets
             resulting from operations ..........................      (139,009,467)      (261,099,264)
                                                                  ------------------------------------
  Distributions to shareholders from:
       Net investment income ....................................
       Short-term capital gains .................................           (12,942)      (192,926,211)
       Long-term capital gains ..................................
       In excess of net investment income (loss)
                                                                  ------------------------------------
                                                                            (12,942)      (192,926,211)
                                                                  ------------------------------------
  Fund share transactions:
       Receipts for shares sold .................................        79,275,074        179,011,038
       Value of distributions reinvested ........................            11,835        192,349,293
       Cost of shares redeemed ..................................      (112,651,811)      (174,685,528)
                                                                  ------------------------------------
         Net increase (decrease) in net assets
            from fund share transactions ........................       (33,364,902)       196,674,803
                                                                  ------------------------------------
               Total increase (decrease) ........................      (172,387,311)      (257,350,672)

Net Assets
       Beginning of period ......................................       587,565,012        844,915,684
                                                                  ------------------------------------
       End of period ............................................     $ 415,177,701      $ 587,565,012
                                                                  ====================================
       Undistributed (distributions in excess of)
         net investment income (loss) at end of period ..........
                                                                  ====================================
Number of Fund Shares
       Sold .....................................................         6,693,036          9,734,907
       Issued for distributions reinvested ......................               962         12,926,686
       Redeemed .................................................        (9,755,128)       (10,199,793)
                                                                  ------------------------------------
              Net increase (decrease) in shares outstanding .....        (3,061,130)        12,461,800
  Outstanding at:
       Beginning of period ......................................        44,434,077         31,972,277
                                                                  ------------------------------------
       End of period ............................................        41,372,947         44,434,077
                                                                  ====================================

======================================================================================================

* For the period 4/2/01 to 6/30/01.

See notes to financial statements

30 & 31 STATEMENTS OF CHANGES IN NET ASSETS               www.PreferredGroup.com

                                                                   June 30, 2002

====================================================================================================================================


                                                                           Large Cap Value                 Asset Allocation

====================================================================================================================================

                                                                     Year Ended       Year Ended      Year Ended       Year Ended
                                                                       6/30/02          6/30/01         6/30/02          6/30/01
------------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
  Operations:
  Net investment income (loss) ..................................   $   2,935,982    $   3,063,224   $   2,231,992    $   5,863,233
  Net realized gain (loss) on investments, futures, options, forward contracts, & foreign denominated other assets,
      liabilities & currency ....................................       6,873,675       45,475,073        (591,665)      11,316,429
  Change in net unrealized appreciation (depreciation) on
      investments, futures, options, forward contracts, & foreign
      denominated other assets, liabilities & currency ..........     (68,491,304)      (8,814,390)    (16,603,868)     (28,537,155)
                                                                    ---------------------------------------------------------------
              Net increase (decrease) in net assets
                     resulting from operations ..................     (58,681,647)      39,723,907     (14,963,541)     (11,357,493)
                                                                    ---------------------------------------------------------------
  Distributions to shareholders from:
       Net investment income ....................................      (3,050,000)      (2,484,772)     (2,231,856)      (5,861,074)
       Short-term capital gains .................................        (706,356)     (42,920,564)                     (25,591,432)
       Long-term capital gains ..................................     (27,175,809)                     (11,011,109)
       In excess of net investment income (loss) ................
                                                                    ---------------------------------------------------------------
                                                                      (30,932,165)     (45,405,336)    (13,242,965)     (31,452,506)
                                                                    ---------------------------------------------------------------
  Fund share transactions:
       Receipts for shares sold .................................      48,260,039       95,604,120      28,400,841       29,136,042
       Value of distributions reinvested ........................      27,079,254       45,343,726      12,879,879       31,162,223
       Cost of shares redeemed ..................................     (61,420,940)     (73,079,638)    (41,510,463)     (75,406,945)
                                                                    ---------------------------------------------------------------
             Net increase (decrease) in net assets
                   from fund share transactions .................      13,918,353       67,868,208        (229,743)     (15,108,680)
                                                                    ---------------------------------------------------------------
                         Total increase (decrease) ..............     (75,695,459)      62,186,779     (28,436,249)     (57,918,679)

Net Assets
       Beginning of period ......................................     403,458,824      341,272,045     158,792,161      216,710,840
                                                                    ---------------------------------------------------------------
       End of period ............................................   $ 327,763,365    $ 403,458,824   $ 130,355,912    $ 158,792,161
                                                                    ===============================================================
       Undistributed (distributions in excess of)
              net investment income at end of period ............   $   1,494,169    $   1,608,111   $       2,367    $       2,233
                                                                    ===============================================================
Number of Fund Shares
       Sold .....................................................       2,521,633        4,304,640       2,274,382        1,897,145
       Issued for distributions reinvested ......................       1,463,743        2,153,072       1,060,434        2,133,425
       Redeemed .................................................      (3,246,017)      (3,340,961)     (3,295,396)      (5,243,856)
                                                                    ---------------------------------------------------------------
             Net increase (decrease) in shares outstanding ......         739,359        3,116,751          39,420       (1,213,286)
  Outstanding at:
       Beginning of period ......................................      18,661,162       15,544,411      11,711,810       12,925,096
                                                                    ---------------------------------------------------------------
       End of period ............................................      19,400,521       18,661,162      11,751,230       11,711,810
                                                                    ===============================================================

====================================================================================================================================

===================================================================================================================================

                                                                                                        Short-Term Government
                                                                           Fixed Income                       Securities

===================================================================================================================================

                                                                     6/30/02          6/30/01          6/30/02          6/30/01
-----------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
  Operations:
  Net investment income (loss) .................................. $   8,254,993    $  10,848,966    $   4,198,387    $   4,945,296
  Net realized gain (loss) on investments, futures, options, forward contracts, & foreign denominated other assets,
      liabilities & currency ....................................     3,564,619        4,746,131        1,522,035          461,517
  Change in net unrealized appreciation (depreciation) on
      investments, futures, options, forward contracts, & foreign
      denominated other assets, liabilities & currency ..........       787,996        2,561,210          480,866        1,471,684
                                                                  ----------------------------------------------------------------
              Net increase (decrease) in net assets
                     resulting from operations ..................    12,607,608       18,156,307        6,201,288        6,878,497
                                                                  ----------------------------------------------------------------
  Distributions to shareholders from:
       Net investment income ....................................    (8,217,815)     (10,895,899)      (4,198,387)      (4,986,646)
       Short-term capital gains .................................
       Long-term capital gains ..................................
       In excess of net investment income (loss) ................                       (102,477)             (45)
                                                                  ----------------------------------------------------------------
                                                                     (8,217,815)     (10,998,376)      (4,198,432)      (4,986,646)
                                                                  ----------------------------------------------------------------
  Fund share transactions:
       Receipts for shares sold .................................    58,605,903       36,874,358       63,582,674       32,559,054
       Value of distributions reinvested ........................     8,170,127       10,910,116        4,148,138        4,985,249
       Cost of shares redeemed ..................................   (36,058,843)     (54,639,240)     (51,622,107)     (10,376,177)
                                                                  ----------------------------------------------------------------
             Net increase (decrease) in net assets
                   from fund share transactions .................    30,717,187       (6,854,766)      16,108,705       27,168,126
                                                                  ----------------------------------------------------------------
                         Total increase (decrease) ..............    35,106,980          303,165       18,111,561       29,059,977

Net Assets
       Beginning of period ......................................   167,877,396      167,574,231      100,880,412       71,820,435
                                                                  ----------------------------------------------------------------
       End of period ............................................ $ 202,984,376    $ 167,877,396    $ 118,991,973    $ 100,880,412
                                                                  ================================================================
       Undistributed (distributions in excess of)
              net investment income at end of period ............ $      86,318    $     340,573
                                                                  ================================================================
Number of Fund Shares
       Sold .....................................................     5,792,261        3,711,335        6,424,321        3,350,770
       Issued for distributions reinvested ......................       806,347        1,109,294          419,210          514,856
       Redeemed .................................................    (3,573,219)      (5,492,261)      (5,243,812)      (1,070,028)
                                                                  ----------------------------------------------------------------
             Net increase (decrease) in shares outstanding ......     3,025,389         (671,632)       1,599,719        2,795,598
  Outstanding at:
       Beginning of period ......................................    16,950,935       17,622,567       10,344,816        7,549,218
                                                                  ----------------------------------------------------------------
       End of period ............................................    19,976,324       16,950,935       11,944,535       10,344,816
                                                                  ================================================================

===================================================================================================================================

==================================================================================================


                                                                            Money Market

==================================================================================================


                                                                     6/30/02            6/30/01
--------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
  Operations:
  Net investment income (loss) .................................. $   4,526,697      $   8,849,350
  Net realized gain (loss) on investments, futures, options, forward contracts, & foreign denominated other assets,
      liabilities & currency ....................................
  Change in net unrealized appreciation (depreciation) on
      investments, futures, options, forward contracts, & foreign denominated other assets, liabilities & currency ..........
                                                                  --------------------------------
              Net increase (decrease) in net assets
                     resulting from operations ..................     4,526,697          8,849,350
                                                                  --------------------------------
  Distributions to shareholders from:
       Net investment income ....................................    (4,526,697)        (8,849,350)
       Short-term capital gains .................................
       Long-term capital gains ..................................
       In excess of net investment income (loss) ................
                                                                  --------------------------------
                                                                     (4,526,697)        (8,849,350)
                                                                  --------------------------------
  Fund share transactions:
       Receipts for shares sold .................................   218,391,823        305,383,495
       Value of distributions reinvested ........................     4,507,811          8,784,367
       Cost of shares redeemed ..................................  (232,613,311)      (260,309,994)
                                                                  --------------------------------
             Net increase (decrease) in net assets
                   from fund share transactions .................    (9,713,677)        53,857,868
                                                                  --------------------------------
                         Total increase (decrease) ..............    (9,713,677)        53,857,868

Net Assets
       Beginning of period ......................................   197,822,641        143,964,773
                                                                  --------------------------------
       End of period ............................................ $ 188,108,964      $ 197,822,641
                                                                  ================================
       Undistributed (distributions in excess of)
              net investment income at end of period ............
                                                                  ================================
Number of Fund Shares
       Sold .....................................................   218,391,823        305,383,495
       Issued for distributions reinvested ......................     4,507,811          8,784,367
       Redeemed .................................................  (232,613,311)      (260,309,994)
                                                                  --------------------------------
             Net increase (decrease) in shares outstanding ......    (9,713,677)        53,857,868
  Outstanding at:
       Beginning of period ......................................   197,822,641        143,964,773
                                                                  --------------------------------
       End of period ............................................   188,108,964        197,822,641
                                                                  ================================

===================================================================================================

See notes to financial statements


32 & 33 STATEMENTS OF CHANGES IN NET ASSETS (continued)   www.PreferredGroup.com
www.PreferredGroup.com                                             June 30, 2002

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the year)

                                    ------------------------------------     ------------------------------------------------------
                                       Income (Loss) From Investment
                                                Operations                                    Less Distributions
-----------------------------------------------------------------------------------------------------------------------------------
                                                    Net
                      Net Asset         Net       Realized        Total                    From Net
                       Value,       Investment      and           from        From Net     Realized      In Excess    In Excess of
                      Beginning       Income     Unrealized    Investment    Investment    Gains on    of Realized   Net Investment
                       of Year        (Loss)     Gain (Loss)   Operations      Income     Investments      Gains      Income (Loss)
-----------------------------------------------------------------------------------------------------
Large Cap Value                                                                                      \
-----------------------------------------------------------------------------------------------------------------------------------
Period Ended June 30,
 2001+                  $10.00        $(0.01)      $(0.29)       $(0.30)       $   --        $   --        $   --        $   --
 2002#                    9.70         (0.01)       (1.81)        (1.82)           --            --            --            --
-----------------------------------------------------------------------------------------------------
International Value                                                                                   \
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
 1998                    16.12          0.26         0.76          1.02        (0.24)         (0.72)           --            --
 1999                    16.18          0.21         0.88          1.09        (0.17)         (0.47)           --            --
 2000                    16.63          0.37         1.98          2.35        (0.23)         (0.64)           --            --
 2001                    18.11          0.16        (1.06)        (0.90)       (0.35)         (2.91)           --            --
 2002#                   13.95          0.19        (0.44)        (0.25)       (0.24)         (1.24)           --            --
-----------------------------------------------------------------------------------------------------
Small Cap Growth                                                                                      \
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
 1998                    14.30          0.03         3.17          3.20        (0.08)         (1.83)           --            --
 1999                    15.59          0.01        (2.96)        (2.95)       (0.02)         (0.57)           --            --
 2000                    12.05          0.02         0.61          0.63        (0.01)            --            --         (0.02)
 2001                    12.65         (0.08)       (4.05)        (4.13)          --             --            --            --
 2002#                    8.52         (0.07)       (2.23)        (2.30)          --             --            --            --
-----------------------------------------------------------------------------------------------------          --            --
Mid Cap Growth          (Commenced investment operations on April 2, 2001)                            \
-----------------------------------------------------------------------------------------------------------------------------------
Period Ended June 30,
 2001+                   10.00         (0.05)        2.48          2.43           --             --            --            --
 2002#                   12.43         (0.09)       (3.93)        (4.02)          --          (0.85)           --            --
-----------------------------------------------------------------------------------------------------
Large Cap Growth                                                                                      \
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
 1998                    20.42          0.00         5.93          5.93           --          (4.38)           --            --
 1999                    21.97          0.00         5.87          5.87           --          (4.96)           --            --
 2000                    22.88          0.00         6.64          6.64           --          (3.09)           --            --
 2001                    26.43         (0.02)       (7.36)        (7.38)          --          (5.83)           --            --
 2002#                   13.22          0.00        (3.18)        (3.18)          --+++          --            --            --
-----------------------------------------------------------------------------------------------------------------------------------

                      ------------                                          ----------------------------
                                                                            Ratios to Average Net Assets
-------------------------------------------------------------------------------------------------------------------

                                     Net Asset       Total                                      Net
                                       Value,      Return at                                 Investment  Portfolio
                         Total         End of      Net Asset     Net Assets,   Operating       Income    Turnover
                      Distributions     Year        Value(1)     End of Year   Expenses        (Loss)      Rate
------------------------------------------------------------
Large Cap Value                                             \
-------------------------------------------------------------------------------------------------------------------
Period Ended June 30,
 2001+                  $   --        $ 9.70           (3.00%)++  $ 24,908,857    0.77%++     (0.06%)++    42.68%++
 2002#                      --          7.88          (18.76%)      24,156,314    1.90%       (0.15%)     160.30%
------------------------------------------------------------
International Value                                          \
-------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
 1998                    (0.96)        16.18            7.18%      284,056,103    1.22%        1.76%       17.08%
 1999                    (0.64)        16.63            7.21%      312,384,280    1.20%         .43%       15.31%
 2000                    (0.87)        18.11           14.15%      345,919,973    1.20%        2.32%       28.96%
 2001                    (3.26)        13.95           (5.51%)     312,147,220    1.20%        1.02%       29.48%
 2002#                   (1.48)        12.22           (0.75%)     217,161,153    1.26%        0.90%       43.45%
------------------------------------------------------------
Small Cap Growth                                             \
-------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
 1998                    (1.91)        15.59           23.45%      136,303,463    0.90%        0.29%      105.32%
 1999                    (0.59)        12.05          (19.07%)     107,618,457    0.92%        0.15%      121.53%
 2000                    (0.03)        12.65            5.22%      118,388,579    1.11%       (0.39%)     236.49%
 2001                       --          8.52          (32.65%)      95,760,903    1.26%       (0.81%)     183.26%
 2002#                      --          6.22          (26.99%)      45,956,103    1.37%       (0.98%)     193.79%
------------------------------------------------------------
Mid Cap Growth                                               \
-------------------------------------------------------------------------------------------------------------------
Period Ended June 30,
 2001+                      --         12.43           24.30%++     33,528,389    0.61%++     (0.47%)++    95.83%++
 2002#                   (0.85)         7.56          (33.77%)      29,806,797    1.47%       (1.11%)     246.60%
------------------------------------------------------------
Large Cap Growth                                             \
-------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
 1998                    (4.38)        21.97           33.44%      506,830,491    0.84%       (0.08%)      70.35%
 1999                    (4.96)        22.88           30.56%      666,402,699    0.83%       (0.15%)      74.31%
 2000                    (3.09)        26.43           30.00%      844,915,684    0.83%       (0.31%)      72.50%
 2001                    (5.83)        13.22          (30.38%)     587,565,012    0.85%       (0.14%)      95.12%
 2002#                      --         10.04          (24.13%)     415,177,701    0.87%       (0.04%)      72.56%
-------------------------------------------------------------------------------------------------------------------

(1) Total return at net asset value assumes reinvestment of dividends and capital gains distributions.
  +  For the period 4/2/01 - 6/30/01.
 ++  Not annualized
+++  Distribution represents less than $0.01 per share.
# As required effective July 1, 2001, the funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies. For the fiscal year ended June 30, 2002, the cumulative effect of this accounting change had no impact of the total net assets of the funds and of the related information in the financial highlights. Per share, ratios and supplemental data for periods prior to July 1, 2001, have not been restated to reflect this change in presentation.

See notes to financial statements.

34 & 35 FINANCIAL HIGHLIGHTS                              www.PreferredGroup.com

Financial Highlights (continued)                                   June 30, 2002

(Selected data for a share of beneficial interest outstanding throughout the year)

                                    ------------------------------------     ------------------------------------------------------
                                       Income (Loss) From Investment
                                                Operations                                    Less Distributions
-----------------------------------------------------------------------------------------------------------------------------------
                                                    Net
                      Net Asset         Net       Realized        Total                    From Net
                       Value,       Investment      and           from        From Net     Realized      In Excess    In Excess of
                      Beginning       Income     Unrealized    Investment    Investment    Gains on    of Realized   Net Investment
                       of Year        (Loss)     Gain (Loss)   Operations      Income     Investments      Gains      Income (Loss)
-----------------------------------------------------------------------------------------------------
Large Cap Value                                                                                      \
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
 1998                  $21.14         $0.28        $5.29         $5.57       $(0.22)         $  --         $  --         $   --
 1999                   26.49          0.19         1.43          1.62        (0.26)         (1.05)           --             --
 2000                   26.80          0.16        (1.59)        (1.43)       (0.17)         (3.25)           --             --
 2001                   21.95          0.18         2.33          2.51        (0.16)         (2.68)           --
 2002#                  21.62          0.16        (3.19)        (3.03)       (0.17)         (1.53)           --
-----------------------------------------------------------------------------------------------------
Asset Allocation                                                                                      \
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
 1998                   14.52          0.47         2.51          2.98        (0.47)         (1.38)           --             --
 1999                   15.65          0.46         2.18          2.64        (0.46)         (1.02)           --             --
 2000                   16.81          0.57         0.33          0.90        (0.57)         (0.37)           --             --^
 2001                   16.77          0.45        (1.20)        (0.75)       (0.45)         (2.01)           --             --
 2002#                  13.56          0.20        (1.46)        (1.26)       (0.20)         (1.01)           --             --
-----------------------------------------------------------------------------------------------------
Fixed Income                                                                                          \
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
 1998                   10.24          0.64         0.29          0.93        (0.64)         (0.11)          --              --
 1999                   10.42          0.58        (0.46)         0.12        (0.59)         (0.11)       (0.08)             --
 2000                    9.76          0.59        (0.25)         0.34        (0.59)            --           --              --
 2001                    9.51          0.62         0.38          1.00        (0.60)            --           --           (0.01)
 2002#                   9.90          0.45         0.26          0.71        (0.45)            --           --              --
-----------------------------------------------------------------------------------------------------
Short-Term Government Securities                                                                      \
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
 1998                    9.78          0.56        (0.01)         0.55        (0.56)            --           --              --
 1999                    9.77          0.47        (0.16)         0.31        (0.47)            --           --              --
 2000                    9.61          0.52        (0.10)         0.42        (0.52)            --           --              --
 2001                    9.51          0.58         0.23          0.81        (0.57)            --           --              --
 2002#                   9.75          0.40         0.21          0.61        (0.40)            --           --              --
-----------------------------------------------------------------------------------------------------
Money Market                                                                                          \
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
 1998                    1.00          0.05           --          0.05        (0.05)           --            --             --
 1999                    1.00          0.05           --          0.05        (0.05)           --            --             --
 2000                    1.00          0.05           --          0.05        (0.05)           --            --             --
 2001                    1.00          0.06           --          0.06        (0.06)           --            --             --
 2002#                   1.00          0.02           --          0.02        (0.02)           --            --             --
-----------------------------------------------------------------------------------------------------------------------------------

                      ------------                                          ----------------------------
                                                                            Ratios to Average Net Assets
-------------------------------------------------------------------------------------------------------------------

                                     Net Asset       Total                                      Net
                                       Value,      Return at                                 Investment   Portfolio
                         Total         End of      Net Asset     Net Assets,   Operating       Income     Turnover
                      Distributions     Year        Value(1)     End of Year   Expenses        (Loss)       Rate
------------------------------------------------------------
Large Cap Value                                             \
Year Ended June 30,
 1998                    $(0.22)       $26.49          26.51%    $413,609,843     0.84%        1.03%        10.14%
 1999                     (1.31)        26.80           6.59%     427,233,476     0.84%        0.71%        23.26%
 2000                     (3.42)        21.95          (5.19%)    341,272,045     0.86%        0.64%         7.75%
 2001                     (2.84)        21.62          11.78%     403,458,824     0.87%        0.81%        25.95%
 2002#                    (1.70)        16.89         (14.69%)    327,763,365     0.87%        0.81%        19.02%
------------------------------------------------------------
Asset Allocation                                            \
-------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
 1998                     (1.85)        15.65          21.84%     171,833,566     0.92%        3.19%        27.90%
 1999                     (1.48)        16.81          17.19%     241,512,121     0.89%        2.85%         5.80%
 2000                     (0.94)        16.77           5.60%     216,710,840     0.89%        3.37%        32.32%
 2001                     (2.46)        13.56          (5.13%)    158,792,161     0.93%        2.95%        18.72%
 2002#                    (1.21)        11.09          (9.94%)    130,355,912     0.99%        1.60%        13.70%
------------------------------------------------------------
Fixed Income                                                \
-------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
 1998                     (0.75)        10.42           9.32%     151,204,274     0.67%        6.16%       143.66%
 1999                     (0.78)         9.76           1.07%     180,048,188     0.65%        5.77%       158.46%
 2000                     (0.59)         9.51           3.62%     167,574,231     0.68%        6.20%       253.33%
 2001                     (0.61)         9.90          10.78%     167,877,396     0.69%        6.39%       117.61%
 2002#                    (0.45)        10.16           7.25%     202,984,376     0.69%        4.48%       506.61%
------------------------------------------------------------
Short-Term Government                                       \
-------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
 1998                     (0.56)         9.77           5.72%      60,236,281     0.60%        5.67%       263.47%
 1999                     (0.47)         9.61           3.27%      66,551,373     0.55%        4.87%        66.64%
 2000                     (0.52)         9.51           4.46%      71,820,435     0.57%        5.46%       120.81%
 2001                     (0.57)         9.75           8.64%     100,880,412     0.54%        5.89%        85.75%
 2002#                    (0.40)         9.96           6.40%     118,991,973     0.54%        4.02%       140.06%
------------------------------------------------------------
Money Market                                                \
-------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
 1998                     (0.05)         1.00           5.40%     104,167,524     0.48%        5.28%          N/A
 1999                     (0.05)         1.00           4.89%     194,808,109     0.45%        4.73%          N/A
 2000                     (0.05)         1.00           5.45%     143,964,773     0.46%        5.21%          N/A
 2001                     (0.06)         1.00           5.69%     197,822,641     0.47%        5.42%          N/A
 2002#                    (0.02)         1.00           2.25%     188,108,964     0.45%        2.23%          N/A
-------------------------------------------------------------------------------------------------------------------

(1) Total return at net asset value assumes reinvestment of dividends and capital gains distributions.
^    Underlying value is less than $(0.01) per share.
# As required effective July 1, 2001, the funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies. For the fiscal year ended June 30, 2002, the cumulative effect of this accounting change had no impact of the total net assets of the funds and of the related information in the financial highlights. Per share, ratios and supplemental data for periods prior to July 1, 2001, have not been restated to reflect this change in presentation.

See notes to financial statements.


36 & 37 FINANCIAL HIGHLIGHTS (continued)                  www.PreferredGroup.com

Schedules of Investments                                           June 30, 2002
-----------------------------------------
Preferred International Growth Fund       \
================================================================================
COMMON STOCK -- 97.24%                                     SHARES       VALUE
================================================================================

AUSTRALIA--4.80%

Banks--1.96%
  Commonwealth Bank of Australia                           25,600     $  474,656

Non-Ferrous Metals--2.47%
  BHP Billiton Ltd                                         90,409        524,319
  MIM Holdings Ltd                                         99,200         72,611
                                                                      ----------
                                                                         596,930
                                                                      ----------
Transportation--0.37%
  Qantas Airways Ltd                                       33,900         87,802
                                                                      ----------
  Total Australia                                                      1,159,388
                                                                      ==========
CANADA--0.26%
Banks--0.26%
  Royal Bank of Canada Montreal                             1,800         62,224
                                                                      ----------
  Total Canada                                                            62,224
                                                                      ==========

CHINA--5.71%
Banks--0.99%
  HSBC Holdings Plc
    (Foreign Registered)                                   20,800        239,341

Financial Services--0.48%
  Swire Pacific Ltd                                        22,500        115,100

Oil & Gas--1.06%
  CNOOC Ltd                                               192,000        257,239

Real Estate--1.47%
  Henderson Land Development                               16,000         66,259
  Sun Hung Kai Properties Ltd                              38,000        288,663
                                                                      ----------
                                                                         354,922
                                                                      ----------

Utilities & Power--1.71%
  Hong Kong & China Gas                                   110,000        146,671
  Huaneng Power International Inc                         324,000        265,855
                                                                      ----------
                                                                         412,526
                                                                      ----------
  Total China                                                          1,379,128
                                                                      ==========

FINLAND--1.09%
Paper & Forest Products--1.09%
  UPM-Kymmene Oyj                                           6,700        263,256
                                                                      ----------

  Total Finland                                                          263,256
                                                                      ==========

FRANCE--9.02%
Automobile Components--0.46%
  Valeo SA                                                  2,700        112,050

Banks--3.45%
  BNP Paribas                                              15,100        833,550

Consumer Goods--1.06%
  L' Oreal SA                                               3,300        256,985

Food Products--0.62%
  DANONE Group                                              1,100        150,938

================================================================================

================================================================================
COMMON STOCK                                               SHARES       VALUE
================================================================================

Leisure Time Industries--0.40%
  ACCOR                                                     2,400     $   97,163

Oil & Gas--3.03%
  TotalFinaElf SA                                           4,500        729,258
                                                                      ----------

  Total France                                                         2,179,944
                                                                      ==========

GERMANY--3.38%
Automobiles--1.75%
  Bayerische Motoren Werke AG                               8,100        328,246
  Porsche AG                                                  200         95,125
                                                                      ----------
                                                                         423,371
                                                                      ----------

Chemicals--0.44%
  BASF AG                                                   2,300        106,900

Consumer Goods--0.66%
  Henkel KGaA                                               2,300        160,293

Industrial Machinery--0.53%
  Thyssen Krupp Industries AG                               8,400        126,689
                                                                      ----------

  Total Germany                                                          817,253
                                                                      ==========

ITALY--2.31%
Banks--0.87%
  UniCredito Italiano SPA                                  46,300        209,032

Oil & Gas--1.44%
  ENI                                                      22,000        349,153
                                                                      ----------

  Total Italy                                                            558,185
                                                                      ==========

JAPAN--18.71%
Automobiles--2.79%
  Honda Motor Co Ltd                                       11,000        446,002
  Nissan Motor Co Ltd                                      33,000        228,507
                                                                      ----------
                                                                         674,509
                                                                      ----------

Chemicals--1.64%
  Shin-Etsu Chemical Co Ltd                                 7,500        322,238
  Sumitomo Chemical Ltd                                    16,000         72,749
                                                                      ----------
                                                                         394,987
                                                                      ----------

Construction Materials--0.61%
  Asahi Glass Co Ltd                                       23,000        147,174

Consumer Goods--4.33%
  Ito-Yokado Co Ltd                                        15,000        750,845
  KAO Corp                                                  3,000         69,078
  Shimamura Co Ltd                                            500         38,377
  Shiseido Co Ltd                                          14,000        186,643
                                                                      ----------
                                                                       1,044,943
                                                                      ----------

================================================================================

See notes to financial statements and notes to schedules of investments


38 SCHEDULES OF INVESTMENTS

Preferred International Growth Fund Cont.

================================================================================
COMMON STOCK                                              SHARES        VALUE
================================================================================

Electrical Equipment--6.61%
  Canon Inc                                                13,000     $  491,303
  HOYA Corporation                                          1,700        123,672
  Keyence Corp                                                600        127,093
  Mitsubishi Electric Corp                                 21,000         94,256
  Rohm Co Ltd                                               1,400        208,952
  Sharp Corp                                               16,000        203,162
  Sony Corp                                                 1,900        100,338
  Tokyo Electron Ltd                                        3,800        247,595
                                                                      ----------
                                                                       1,596,371
                                                                      ----------

Financial Services--0.91%
  Nomura Holdings Inc                                      15,000        220,248

International Trade--0.46%
  Itochu Corp                                              32,000        112,126

Non-Ferrous Metals--0.34%
  Sumitomo Metal Industries                                18,000         81,392

Services & Supplies--0.52%
  Dai Nippon Printing Co Ltd                                4,000         53,093
  Toppan Printing Co Ltd                                    7,000         72,765
                                                                      ----------
                                                                         125,858
                                                                      ----------

Transportation--0.50%
  Nippon Express Co Ltd                                    23,000        121,845
                                                                      ----------

  Total Japan                                                          4,519,453
                                                                      ==========

MEXICO--1.62%
Construction Materials--0.36%
  Cemex SA (Local Registered)                              16,300         86,142

Merchandising--1.02%
  Wal-Mart de Mexico SA de CV
    (Local Registered)                                     90,600        245,398

Telecommunications--0.24%
  Telefonos de Mexico SA ADR
    (Foreign Registered)                                    1,900         60,952
                                                                      ----------

  Total Mexico                                                           392,492
                                                                      ==========

NETHERLANDS--7.87%
Apparel--0.35%
  Gucci Group NV                                              900         84,282

Banks--1.39%
  ABN Amro Holdings NV                                     18,500        335,367

Beverages--1.94%
  Heineken NV                                              10,700        468,732

Consumer Goods--1.39%
  Unilever NV                                              22,600        335,400

Household Durables--1.58%
  Philips Electronics NV                                   13,700        381,780

Media--1.22%
  Reed Elsevier NV                                         28,600        294,821
                                                                      ----------

  Total Netherlands                                                    1,900,382
                                                                      ==========

NORWAY--3.01%
Electrical Equipment--0.81%
  Tandberg ASA                                             16,600        195,286
                                                                      ----------

Oil & Gas--2.20%
  Norsk Hydro ASA                                          11,200        532,993
                                                                      ----------

  Total Norway                                                           728,279
                                                                      ==========

RUSSIA--0.53%
Oil & Gas--0.53%
  LUKOIL Oil Company ADR
    (Foreign Registered)                                      900         58,545
  YUKOSCorp ADR
    (Foreign Registered)                                      500         69,500
                                                                      ----------

  Total Russia                                                           128,045
                                                                      ==========

SINGAPORE--7.01%
Banks--5.43%
  DBS Group Holdings Ltd                                   57,000        400,170
  Overseas Chinese Bank Ltd                                68,000        450,446
  United Overseas Bank Ltd                                 64,000        460,184
                                                                      ----------
                                                                       1,310,800
                                                                      ----------

Electrical Equipment--0.56%
  Venture Corp Ltd                                         17,000        135,711

Media--0.79%
  Singapore Press Holdings Ltd                             17,000        191,536

Real Estate--0.23%
  City Developments Ltd                                    17,000         54,862
                                                                      ----------

  Total Singapore                                                      1,692,909
                                                                      ==========

SOUTH KOREA--7.01%
Banks--3.09%
  Kookmin Bank                                             15,400        747,598

Household Durables--2.83%
  Samsung Electronics Co Ltd                                2,500        683,707

Insurance--0.48%
  Samsung Fire & Marine INS                                 1,870        115,029

Steel--0.61%
  POSCO ADR                                                 3,900        148,204
                                                                      ----------

  Total South Korea                                                    1,694,538
                                                                      ==========

================================================================================

         See notes to financial statements and notes to schedules of investments


                                                       39 www.PreferredGroup.com

Schedules of Investments                                           June 30, 2002

Preferred International Growth Fund Cont.

================================================================================
COMMON STOCK                                               SHARES       VALUE
================================================================================

SWEDEN--3.24%
Household Appliances--1.53%
  Electrolux AB                                            18,400    $   370,505

Industrial Machinery--1.11%
  Atlas Copco AB                                            4,400        105,077
  Securitas AB                                              8,000        164,128
                                                                     -----------
                                                                         269,205
                                                                     -----------

Merchandising--0.60%
  Hennes & Mauritz AB                                       7,100        141,810
                                                                     -----------

  Total Sweden                                                           781,520
                                                                     -----------


SWITZERLAND--5.70%
Chemicals--1.06%
  CIBA Specialty Chemicals AG                               3,200        255,850

Consumer Goods--1.69%
  Nestle SA                                                 1,750        407,140

Drugs & Health Care--2.26%
  Novartis AG                                              10,870        476,997
  Roche Holding AG                                            900         67,885
                                                                     -----------
                                                                         544,882
                                                                     -----------
Employee Leasing--0.47%
  Adecco SA                                                 1,900        112,611

Media--0.22%
  Grupo Televisa SA ADR                                     1,500         56,070
                                                                     -----------

  Total Switzerland                                                    1,376,553
                                                                     ===========

TAIWAN--0.96%
Electrical Equipment--0.96%
  Taiwan Semiconductor
     Manufacturing Co Ltd ADR *                            12,210        158,730
  United Microelectronics Corp ADR                          9,800         72,030
                                                                     -----------
  Total Taiwan                                                           230,760
                                                                     ===========

THAILAND--0.29%
Banks--0.29%
  Bangkok Bank Plc
    (Foreign Registered)                                   42,000         69,225
                                                                     -----------

  Total Thailand                                                          69,225
                                                                     ===========

UNITED KINGDOM--14.72%
Aerospace & Defense--1.59%
  BAE Systems Plc                                          75,400        385,111

Automobile Components--0.30%
  GKN Plc                                                  15,600         73,197

Banks--4.55%
  Bank of Ireland                                          51,900        645,133
  Lloyds TSB Group Plc                                     26,000        258,855
  Royal Bank of Scotland Group Plc                          6,900        195,674
                                                                     -----------
                                                                       1,099,662
                                                                     -----------

Chemicals--0.48%
  BOC Group Plc                                             7,500        116,521

Consumer Goods--1.99%
  Diageo Plc                                               37,000        480,631

Drugs & Health Care--0.38%
  Smith & Nephew Plc                                       16,600         92,125

Merchandising--3.48%
  Marks & Spencer Plc                                      29,952        170,221
  Next                                                     10,500        149,202
  Reckitt Benckiser Plc                                    29,000        520,409
                                                                     -----------
                                                                         839,832
                                                                     -----------

Oil & Gas--0.94%
  BP Plc                                                   27,100        227,662

Steel--1.01%
  Anglo American Plc                                        5,600         93,150
  Rio Tinto Plc                                             8,100        148,567
                                                                     -----------
                                                                         241,717
                                                                     -----------
  Total United Kingdom                                                 3,556,458
                                                                     ===========

Total Common Stock
  (Cost $22,925,577)                                                  23,489,992
                                                                     ===========

================================================================================
SHORT TERM
INVESTMENTS--7.29%                                        SHARES        VALUE
================================================================================

State Street Global Advisors
  Money Market Fund
  1.67% yield as of June 30, 2002                         877,864        877,864
                                                                     -----------

Short Term Investment Trust--3.66%
  Securities Lending Quality Trust
  2.01% yield as of June 30, 2002                         882,972        882,972
                                                                     -----------

Total Short Term Investments
  (Cost $1,760,836)                                                    1,760,836
                                                                     -----------

Total Investments--104.53%
  (Cost $24,686,413)                                                  25,250,828
                                                                     -----------

Other Assets & Liabilities---4.53%                                   (1,094,514)
                                                                     -----------

Total Net Assets--100%                                               $24,156,314
                                                                     ===========

================================================================================

See notes to financial statements and notes to schedules of investments


40 SCHEDULES OF INVESTMENTS

---------------------------------------
Preferred International Value Fund     \
================================================================================
COMMON STOCK--94.67%                                      SHARES        VALUE
================================================================================

AUSTRALIA--2.71%
Banks--2.71%
  National Australia Bank Ltd                             295,000    $ 5,879,932
                                                                     -----------
  Total Australia                                                      5,879,932
                                                                     ===========

BRAZIL--1.47%
Oil & Gas--1.47%
  Peteroleo Brasileiro SA ADR
    (Foreign Registered)                                  169,600      3,198,656
                                                                     -----------
  Total Brazil                                                         3,198,656
                                                                     ===========

CANADA--8.81%
Automobiles--1.61%
  Canadian Tire Ltd                                       170,500      3,503,855

Banks--1.76%
  Bank Nova Scotia Halifax                                116,300      3,828,167

Merchandising--0.96%
  Hudsons Bay Co                                          232,800      2,080,132

Non-Ferrous Metals--2.22%
  Alcan Aluminum Ltd                                      127,100      4,828,913

Paper & Forest Products--2.26%
  Abitibi-Consolidated Inc                                530,000      4,892,737
                                                                     -----------
  Total Canada                                                        19,133,804
                                                                     ===========

CHINA--3.83%
Financial Services--1.86%
  Swire Pacific Ltd                                       789,800      4,040,260

Real Estate--1.97%
  Henderson Land Development                            1,030,700      4,268,292
                                                                     -----------
  Total China                                                         8,308,552
                                                                     ===========

FINLAND--2.09%
Paper & Forest Products--2.09%
  Stora Enso Oyj                                          325,000      4,546,033
                                                                     -----------
  Total Finland                                                        4,546,033
                                                                     ===========

FRANCE--1.83%
Automobile Components--1.83%
  Valeo SA                                                 96,000      3,984,007
                                                                     -----------

  Total France                                                         3,984,007
                                                                     ===========

GERMANY--7.07%
Automobiles--2.07%
  DaimlerChrysler AG                                       93,000      4,504,897

================================================================================

================================================================================
COMMON STOCK                                              SHARES        VALUE
================================================================================

  Consumer Goods--5.00%
  Adidas-Salomon AG                                        77,000    $ 6,315,109
  Continental AG *                                        255,000      4,524,592
                                                                     -----------
                                                                      10,839,701
                                                                     -----------

  Total Germany                                                       15,344,598
                                                                     ===========

ITALY--5.13%
Apparel & Textiles--1.69%
  Benetton Group SPA                                      315,000      3,676,453

Banks--1.99%
  Banca Popolare di Bergamo CV                            220,000      4,324,288
  Food Products--1.45%
  Parmalat Finanziaria SPA                              1,020,700      3,149,265
                                                                     -----------

  Total Italy                                                         11,150,006
                                                                     ===========

JAPAN--15.45%
Drugs & Health Care--4.28%
  Daiichi Pharmaceutical Co Ltd                           240,500      4,394,068
  Tanabe Seiyaku Co                                       559,900      4,904,643
                                                                     -----------
                                                                       9,298,711
                                                                     -----------

Electrical Equipment--1.70%
  Hitachi Ltd                                             570,100      3,686,043

Homebuilders--1.42%
  Daiwa House Industry Co Ltd                             502,700      3,074,118

  Household Appliances--1.89%
  Matsushita Electric Industrial Co Ltd                   300,500      4,098,924

Insurance--4.17%
  Mitsui Sumitomo Insurance Co                            808,000      4,347,891
  Sompo Japan Insurance                                   771,200      4,722,486
                                                                     -----------
                                                                       9,070,377
                                                                     -----------
  Real Estate--1.99%
  Mitsui Fudosan Co                                       238,500      2,109,123
  Oriental Land Co Ltd                                     31,100      2,223,560
                                                                     -----------
                                                                       4,332,683
                                                                     -----------
  Total Japan                                                         33,560,856
                                                                     ===========

NETHERLANDS--6.96%
Banks--2.42%
  ABN Amro Holdings NV                                    290,000      5,257,103

Chemicals--2.08%
  Akzo Novel NV                                           104,000      4,520,019

Financial Services--2.46%
  ING Groep NV                                            208,000      5,330,936
                                                                     -----------

  Total Netherlands                                                   15,108,058
                                                                     ===========

================================================================================

         See notes to financial statements and notes to schedules of investments


                                                       41 www.PreferredGroup.com

Schedules of Investments                                           June 30, 2002

Preferred International Value Fund Cont.

================================================================================
COMMON STOCK                                            SHARES         VALUE
================================================================================

SINGAPORE--2.60%
Banks--2.60%
  United Overseas Bank Ltd                              785,600    $  5,648,759
                                                                   ------------

  Total Singapore                                                     5,648,759
                                                                   ============

SOUTH KOREA--5.17%
Household Durables--1.62%
  Samsung Electronics Co Ltd                             12,890       3,525,195

Steel--1.74%
  POSCO ADR                                              34,000       3,773,067
  Utilities--1.81%
  Korea Electric Power Corp                             215,000       3,931,837
                                                                   ------------
  Total South Korea                                                  11,230,099
                                                                   ============

SPAIN--6.05%
Banks--1.66%
  BBV Argentaria SA                                     320,000       3,611,788

Food & Drug Retailing--1.34%
  Centros Com Carrefour                                 231,747       2,903,531

Utilities--3.05%
  Iberdrola SA                                          455,000       6,615,615
                                                                   ------------
  Total Spain                                                        13,130,934
                                                                   ============

SWEDEN--2.33%
Household Appliances--2.33%
  Electrolux AB Series B                                251,800       5,070,276
                                                                   ------------

  Total Sweden                                                        5,070,276
                                                                   ============


SWITZERLAND--3.30%
Banks--0.64%
  UBS AG                                                 27,866       1,398,438

  Chemicals--1.37%
  Givaudan AG                                             7,400       2,976,869

Merchandising--1.29%
  Valora Holdings AG                                     13,000       2,780,422
                                                                   ------------
  Total Switzerland                                                   7,155,729
                                                                   ============


UNITED KINGDOM--19.87%
Aerospace & Defense--1.63%
  Rolls-Royce Plc                                     1,430,600       3,533,487

Banks--1.88%
  Royal Bank of Scotland Group Plc                      143,700       4,075,116

Chemicals--2.33%
  Imperial Chemical Industries Plc                    1,038,436       5,050,574

Construction Materials--1.71%
  Hanson Plc                                            520,000       3,714,354

Insurance--0.85%
  Royal & Sun Alliance Insurance Group                  500,000       1,837,204

Leisure Time Activities--1.94%
  P&O Princess Cruises Plc                              664,200       4,202,593

Media--1.83%
  PearsonPlc                                            400,000       3,979,338

Merchandising--1.94%
  Reckitt Benckiser Plc                                 235,000       4,217,107

Steel--2.88%
  Corus Group Plc *                                   2,956,700       3,786,665
  Rio Tinto Plc                                         134,800       2,472,440
                                                                   ------------
                                                                      6,259,105
                                                                   ------------

Telecommunications--1.90%
  Vodafone Group Plc                                  3,006,100       4,124,927
  Transportation--0.98%
  British Airways Plc *                                 750,900       2,132,301
                                                                   ------------
  Total United Kingdom                                               43,126,106
                                                                   ============

Total Common Stock
  (Cost $192,730,732)                                               205,576,405
                                                                   ============

================================================================================
SHORT TERM
INVESTMENTS--20.86%                                   PAR/SHARES       VALUE
================================================================================

Repurchase Agreements--4.79%
  State Street Repo 0.85%
  July 1, 2002 (Cost - $10,409,000)
  (Dated June 28, 2002, due July 1, 2002,
  collateralized by $9,535,000
  U.S. Treasury Note 7.250%,
  August 15, 2004, Market Value
  $10,618,815, Repurchase Proceeds
  $10,409,737) @                                      $10,409,000    10,409,000
                                                                   ------------
Short Term Investment Trust--16.07%
  Securities Lending Quality Trust
  2.01% yield as of June 30, 2002                      34,894,368    34,894,368
                                                                   ------------

Total Short Term Investments
  (Cost $45,303,368)                                                 45,303,368
                                                                   ============
  Total Investments--115.53%
  (Cost $238,034,100)                                               250,879,773
                                                                   ============

Other Assets & Liabilities---15.53%                                 (33,718,620)
                                                                   ============
  Total Net Assets--100%                                           $217,161,153
                                                                   ============

================================================================================

See notes to financial statements and notes to schedules of investments


42 SCHEDULES OF INVESTMENTS

------------------------------------
Preferred Small Cap Growth Fund     \
================================================================================
COMMON STOCK--96.18%                                       SHARES       VALUE
================================================================================

Banks--2.98%
  Boston Private Financial
    Holdings Inc *                                          9,500    $   235,030
  New York Community Bancorp Inc                                1             27
  South Financial Group Inc *                              16,050        359,664
  Southwest Bancorp of Texas Inc *                         21,440        776,557
                                                                     -----------
                                                                       1,371,278
                                                                     -----------
Chemicals--1.75%
  Millennium Chemicals Inc                                 25,570        359,259
  OM Group Inc                                              7,200        446,400
                                                                     -----------
                                                                         805,659
                                                                     -----------
Computer Software--3.79%
  Concord Communications Inc *                             19,150        315,592
  JDA Software Group Inc *                                 15,540        439,160
  Pinnacle Systems Inc *                                   29,090        293,809
  Retek Inc *                                              14,740        358,182
  THQ Inc *                                                11,224        334,700
                                                                     -----------
                                                                       1,741,443
                                                                     -----------
Conglomerates--0.83%
  Steris Corp *                                            20,070        383,538

Consumer Products--2.52%
  Linens `N Things Inc *                                   12,880        422,593
  Rayovac Corp *                                           14,900        276,097
  Yankee Candle Co Inc *                                   16,930        458,634
                                                                     -----------
                                                                       1,157,324
                                                                     -----------
Discount & Fashion Retailing--7.34%
  Action Performance Cos Inc *                             17,500        553,000
  Chico's FAS Inc *                                        10,735        389,895
  Duane Reade Inc *                                         8,620        293,511
  Group 1 Automotive Inc *                                  8,980        342,587
  Hollywood Entertainment Corp *                           32,750        677,270
  Hot Topic Inc *                                          16,099        430,004
  Petco Animal Supplies Inc *                              13,820        344,256
  Urban Outfitters Inc *                                    9,890        343,381
                                                                     -----------
                                                                       3,373,904
                                                                     -----------

Electrical & Electronics--14.04%
  Ametek Aerospace Products Inc                             6,600        245,850
  Benchmark Electronics Inc *                              12,860        372,940
  Cree Inc *                                               35,070        463,976
  Cymer Inc *                                               8,900        311,856
  DSP Group Inc *                                          11,560        226,576
  Entegris Inc *                                           29,770        434,642
  Exar Corp *                                              18,150        357,918
  Flir Systems Inc *                                        8,350        350,450
  Integrated Defense Technologies Inc *                    10,840        319,021
  Itron Inc *                                              12,840        336,793
  MKS Instruments Inc *                                    15,320        307,472
  Photon Dynamics Inc *                                    13,000        390,000
  Power Integrations *                                     26,270        476,012
  Power-One Inc *                                          36,770        228,709
  Silicon Image Inc *                                      40,490        247,799
  Triumph Group Inc *                                       7,580        338,068

================================================================================
COMMON STOCK                                               SHARES       VALUE
================================================================================

Electrical & Electronics (continued)
  Varian Semiconductor Equipment
    Associates Inc *                                        5,540    $   187,972
Veeco Instruments Inc *                                     9,620        222,318
  Veridian Corp *                                          11,490        260,823
  Zoran Corp *                                             16,199        371,119
                                                                     -----------
                                                                       6,450,314
                                                                     -----------

Finance-Other--6.39%
  Affiliated Managers Group Inc *                          13,840        851,160
  American Capital Strategies Ltd                          11,270        309,587
  Jeffries Group Inc                                       10,410        438,261
  Raymond James Financial Inc                              20,660        588,190
  Stancorp Financial Group Inc                              5,800        321,900
  Webster Financial Corp                                   11,180        427,523
                                                                     -----------
                                                                       2,936,621
                                                                     -----------

Food--3.68%
  Dreyer's Grand Ice Cream Inc                              3,350        229,810
  Fleming Cos Inc                                          12,240        222,156
  Panera Bread Co *                                        12,800        441,216
  Performance Food Group Co *                               9,710        328,781
  Ruby Tuesday Inc                                         24,160        468,704
                                                                     -----------
                                                                       1,690,667
                                                                     -----------

Fuel--4.04%
  Precision Drilling Corp *                                 4,050        140,697
  Spinnaker Exploration Company *                          20,730        746,695
  Ultra Petroleum Corp *                                   85,610        649,780
  Western Gas Resources Inc                                 8,530        319,022
                                                                     -----------
                                                                       1,856,194
                                                                     -----------

Health Care--17.68%
  Accredo Health Inc *                                      6,820        314,675
  AMN Healthcare Services Inc *                            12,850        449,879
  Bio-Rad Laboratories Inc *                                5,980        272,150
  Biosite Inc *                                            13,410        377,492
  Charles River Laboratories
    International *                                        12,960        454,248
  D&K Healthcare Resources Inc                             14,420        508,449
  Fisher Scientific International Inc *                    15,420        431,760
  Henry Schein Inc *                                       13,590        604,755
  Medicis Pharmaceutical Corp *                            13,390        572,556
  Mid Atlantic Medical Services Inc *                      15,400        482,790
  Neurocrine Biosciences Inc *                             10,720        307,128
  Priority Healthcare Corp *                               14,790        347,565
  Province Healthcare Co *                                 22,005        492,032
  Respironics Inc *                                        15,520        528,456
  Scios Inc *                                              17,480        535,063
  Silicon Laboratories *                                   13,330        373,107
  Techne Corp *                                            16,510        465,912
  Trimeris Inc *                                           13,680        607,255
                                                                     -----------
                                                                      8,125,272
                                                                     -----------

Housing & Real Estate--0.45%
IndyMac Bancorp Inc *                                       9,160        207,749

Insurance--0.59%
  Scottish Annuity & Life Holdings Ltd                     14,310        273,035

================================================================================

         See notes to financial statements and notes to schedules of investments


                                                       43 www.PreferredGroup.com

Schedules of Investments                                           June 30, 3002

Preferred Small Cap Growth Fund Cont.

===============================================================================
COMMON STOCK                                              SHARES       VALUE
===============================================================================

Leisure Time Industries--3.31%
  Alliance Gaming Corp *                                  33,790    $   421,699
  Ameristar Casinos Inc *                                 14,230        413,524
  Nautilus Group Inc *                                    12,770        390,762
  Pegasus Systems Inc *                                   16,840        294,700
                                                                    -----------
                                                                      1,520,685
                                                                    -----------
Manufacturing--2.65%
  AGCO Corp *                                             11,810        230,295
  AO Smith Corp *                                          9,740        303,985
  ATMI Inc *                                              15,230        340,695
  FEI Co *                                                   390          9,559
  Zebra Technologies Corp *                                6,920        333,682
                                                                    -----------
                                                                      1,218,216
                                                                    -----------

Metals & Mining--1.32%
  Steel Dynamics Inc *                                    22,550        371,399
  Worthington Industries Inc                              12,990        235,119
                                                                    -----------
                                                                        606,518
                                                                    -----------

Office Equipment &
Computers--4.11%
  Harland (John H.) Co *                                  10,820        305,124
  Insight Enterprises Inc *                               18,600        468,534
  Integrated Circuit Systems Inc *                        15,990        322,838
  Intergraph Corp *                                       14,860        259,161
  Newport Corp *                                          18,470        289,240
  Sandisk Corp *                                          19,740        244,776
                                                                    -----------
                                                                      1,889,673
                                                                    -----------

Paper & Forest Products--0.74%
  Louisiana-Pacific Corp *                                32,090        339,833

Publishing & Broadcasting--1.03%
  Cumulus Media Inc *                                     34,260        472,103

Service Industries--12.56%
  American Management Systems Inc *                       12,050        230,276
  Anteon International Corp *                             10,500        265,440
  CACI International Inc *                                 9,310        355,549
  CAL Dive International Inc *                            19,760        434,720
  Career Education Corp *                                  4,470        201,150
  Corinthian Colleges Inc *                               16,900        572,741
  Corporate Executive Board Co *                          12,160        416,480
  Extreme Networks Inc *                                  31,670        319,550
  Getty Images Inc *                                      12,890        280,615
  Global Payments Inc                                     11,580        344,505
  GSI Commerce Inc *                                      20,830        157,267
  Manhattan Associates Inc *                              11,640        374,342
  MPS Group Inc *                                         43,190        367,115
  On Assignment Inc *                                     17,070        303,846
  Pacer International Inc *                               16,020        276,185
  Pec Solutions Inc *                                     15,480        370,282
  Stericycle Inc *                                        14,130        500,343
                                                                    -----------
                                                                      5,770,406
                                                                    -----------

Telecommunications--1.18%
  Commonwealth Telephone
    Enterprises Inc *                                      7,490        301,398
    Intrado Inc *                                         12,420        240,451
                                                                    -----------
                                                                        541,849
                                                                    -----------

Transportation--1.68%
  EGL Inc *                                               21,380        362,605
  Skywest Inc                                             17,380        406,518
                                                                    -----------
                                                                        769,123
                                                                    -----------

Utilities & Power--1.52%
  Chesapeake Energy Corp *                                97,060        698,831

Total Common Stock
  (Cost $44,609,802)                                                 44,200,235
                                                                    ===========

===============================================================================
SHORT TERM
INVESTMENTS--28.57%                                     SHARES         VALUE
===============================================================================

Short Term Investment Fund--3.55%
  State Street Global Advisors
    Money Market Fund
  1.67% yield as of June 30, 2002                      1,631,657      1,631,657
                                                                    -----------

Short Term Investment Trust--25.02%
  Securities Lending Quality Trust
  2.01% yield as of June 30, 2002                     11,498,740     11,498,740
                                                                    -----------

Total Short Term Investments
  (Cost $13,130,397)                                                 13,130,397
                                                                    ===========

Total Investments--124.75%
   (Cost $57,740,199)                                                57,330,632
                                                                    ===========

Other Assets and Liabilities---24.75%                               (11,374,529)
                                                                    ===========

Total Net Assets--100%                                              $45,956,103
                                                                    ===========

===============================================================================

See notes to financial statements and notes to schedules of investments


44 SCHEDULES OF INVESTMENTS

------------------------------------
Preferred Mid Cap Growth Fund       \
================================================================================
COMMON STOCK--98.33%                                       SHARES       VALUE
================================================================================

Aerospace--0.54%
  Alliant Techsystems Inc *                                 2,505    $   159,819

Banks--1.17%
  Astoria Financial Corp                                    4,940        158,327
  Zions Bancorp                                             3,650        190,165
                                                                     -----------
                                                                         348,492
                                                                     -----------
Computer Software--4.18%
  Electronic Arts Inc *                                     5,670        374,504
  Intuit Inc *                                              4,980        247,606
  Mercury Interactive Corp *                                9,790        224,778
  THQ Inc *                                                 7,570        225,737
  Veritas Software Corp *                                   8,820        174,548
                                                                     -----------
                                                                       1,247,173
                                                                     -----------

Consumer Products--3.33%
  Ecolab Inc                                                6,720        310,666
  NBTY Inc *                                                8,370        129,568
  Pepsi Bottling Group Inc *                                8,120        250,096
  Starbucks Corp                                           12,160        302,176
                                                                     -----------
                                                                         992,506
                                                                     -----------
Containers & Packing--0.64%
  Ball Corp                                                 4,620        191,638

Discount & Fashion Retailing--13.15%
  Amazon.com Inc *                                         13,170        214,013
  Autozone Inc *                                            2,090        161,557
  Bed Bath & Beyond Inc *                                   9,290        350,605
  Big Lots Inc *                                            8,490        167,083
  CDW Computer Centers Inc *                                4,990        233,582
  Circuit City Stores Inc *                                 7,630        143,063
  Dollar Tree Stores Inc *                                  4,400        173,404
  Family Dollar Stores Inc *                               10,250        361,313
  Hollywood Entertainment Corp *                           14,440        298,619
  Limited Brands Inc                                       11,600        247,080
  Michaels Stores Inc *                                     5,200        202,800
  Office Depot Inc *                                       13,230        222,264
  Pier 1 Imports Inc                                       10,860        228,060
  Sonic Automotive Inc *                                    7,530        193,898
  Tiffany & Co                                             10,150        357,280
  Whole Foods Market Inc *                                  2,610        125,854
  Williams-Sonoma Inc *                                     7,830        240,068
                                                                     -----------
                                                                       3,920,543
                                                                     -----------

Electrical & Electronics--13.62%
  Broadcom Corp *                                          28,840        505,854
  Emulex Corp *                                            11,640        262,016
  Fairchild Semiconductor
    International Inc *                                    12,280        298,404
  Integrated Device Technology Inc *                       10,070        182,670
  Jabil Circuit Inc *                                      11,510        242,976
  KLA Tencor Corp *                                        10,330        454,417
  Lam Research Corp *                                       9,730        174,945
  Marvell Technology Group Ltd *                           10,350        205,862
  Microchip Technology Inc *                               10,685        293,090
  Molex Inc *                                               5,010        167,985
  National Semiconductor Corp *                             8,130        237,152

================================================================================

================================================================================
COMMON STOCK                                               SHARES       VALUE
================================================================================

Electrical & Electronics (continued)
  PMC Sierra Inc *                                         27,950    $   259,097
  QLogic Corp *                                            10,370        395,097
  Vishay Intertechnology Inc *                             17,320        381,040
                                                                     -----------
                                                                       4,060,605
                                                                     -----------
Finance-Other--4.15%
  AmeriCredit Corp *                                       10,720        300,696
  Bear Stearns Cos Inc                                      6,050        370,260
  Investors Financial Services Corp                         8,460        283,748
  Legg Mason Inc                                            5,750        283,705
                                                                     -----------
                                                                       1,238,409
                                                                     -----------
Food--1.79%
  Kellogg Co                                                4,980        178,583
  Krispy Kreme Doughnuts Inc *                              4,860        156,443
  Tyson Foods Inc                                          12,810        198,683
                                                                     -----------
                                                                         533,709
                                                                     -----------

Fuel--6.80%
  BJ Services Co *                                         11,820        400,462
  Burlington Resources Inc *                                4,100        155,800
  Kerr-McGee Corp                                           3,020        161,721
  Murphy Oil Corp                                           3,590        296,175
  Nabors Industries Inc *                                   3,530        124,609
  Pogo Producing Co                                         6,130        199,961
  Tidewater Inc                                             5,790        190,607
  Weatherford International Inc *                           7,010        302,832
  XTO Energy Inc *                                          9,460        194,876
                                                                     -----------
                                                                       2,027,043
                                                                     -----------
Health Care--20.33%
  AmerisourceBergen Corp                                    7,070        537,320
  Anthem Inc *                                              5,060        341,449
  Biomet Inc                                               11,230        304,558
  Caremark Rx Inc *                                        15,230        251,295
  Cephalon Inc *                                            4,270        193,004
  Gilead Sciences Inc *                                    10,940        359,707
  Henry Schein Inc *                                        8,160        363,120
  IDEC Pharmaceuticals Corp *                               4,310        152,790
  King Pharmaceuticals Inc *                               11,689        260,080
  Lifepoint Hospitals Inc *                                 4,210        152,865
  Medimmune Inc *                                          16,974        448,114
  Quest Diagnostics Inc *                                   4,760        409,598
  Shire Pharmaceuticals Group
    Plc ADR *                                               9,400        242,614
  St Jude Medical Inc *                                     6,540        482,979
  Triad Hospitals Inc *                                     4,760        201,729
  Trimeris Inc *                                            1,710         75,907
  Universal Health Services Inc *                           6,840        335,160
  Varian Medical Systems Inc *                              4,880        197,884
  Wellpoint Health Networks Inc *                           6,180        480,866
  Zimmer Holdings Inc *                                     7,560        269,590
                                                                     -----------
                                                                       6,060,629
                                                                     -----------
Insurance--1.23%
  Gallagher Arthur J. & Co                                  5,610        194,387
  Jefferson Pilot Corp                                      3,690        173,430
                                                                     -----------
                                                                         367,817
                                                                     -----------

================================================================================

         See notes to financial statements and notes to schedules of investments


                                                       45 www.PreferredGroup.com

Schedules of Investments                                           June 30, 2002

Preferred Mid Cap Growth Fund Cont.

===============================================================================
COMMON STOCK                                              SHARES       VALUE
===============================================================================

Leisure Time Industries--2.54%
  Hilton Hotels Corp                                      17,420    $   242,138
  MGM Mirage Inc *                                         6,370        214,988
  Starwood Hotels & Resorts
    Worldwide Inc *                                        9,130        300,286
                                                                    -----------
                                                                        757,412
                                                                    -----------
Manufacturing--2.48%
  Avery Dennison Corp                                      3,950        247,863
  Dentsply International Inc                               7,730        285,314
  SPX Corp *                                               1,750        205,625
                                                                    -----------
                                                                        738,802
                                                                    -----------
Office Equipment
& Computers--4.19%
  Boise Cascade Corp                                       5,430        187,498
  Brocade Communications Systems *                        28,000        489,440
  Lexmark International Group Inc *                        5,810        316,064
  Novellus Systems Inc *                                   7,530        256,020
                                                                    -----------
                                                                      1,249,022
                                                                    -----------
Paper & Forest Products--0.86%
  Bowater Inc *                                            4,740        257,714

Publishing & Broadcasting--1.17%
  Cumulus Media Inc *                                      8,980        123,744
  Lin TV Corp *                                            8,330        225,243
                                                                    -----------
                                                                        348,987
                                                                    -----------
Service Industries--14.51%
  Affiliated Computer Services Inc *                       6,040        286,779
  Apollo Group Inc *                                       9,955        392,426
  Bisys Group Inc *                                       10,100        336,330
  Certegy Inc *                                            4,440        164,768
  DST Systems Inc *                                        4,990        228,093
  Express Scripts Inc *                                    6,270        314,190
  Extreme Networks Inc *                                  21,520        217,137
  Fiserv Inc *                                             6,400        234,944
  Getty Images Inc *                                       9,590        208,774
  Hotels.com *                                             3,500        147,805
  KPMG Consulting Inc *                                   11,300        167,918
  Laboratory Corp of America Holdings *                    6,830        311,790
  Lamar Advertising Co *                                   4,170        155,166
  Sungard Data Systems Inc *                              11,280        298,694
  Symantec Corp *                                          7,630        250,646
  Tech Data Corp *                                         6,400        242,240
  Yahoo Inc *                                             24,800        366,048
                                                                    -----------
                                                                      4,323,748
                                                                    -----------
Telecommunications--0.65%
  L-3 Communications Holdings Inc *                        3,510        189,540

Utilities & Power--1.00%
  DTE Energy Co *                                          3,670        163,825
  Edison International *                                   7,700        130,895
                                                                    -----------
                                                                        294,720
                                                                    -----------
Total Common Stock
  (Cost $30,952,061)                                                 29,308,328
                                                                    ===========

===============================================================================
SHORT TERM
INVESTMENTS--4.55%                                       SHARES        VALUE
===============================================================================

Short Term Investment Fund--1.36%
  State Street Global Advisors
    Money Market Fund
  1.67% yield as of June 30, 2002                        405,041        405,041
                                                                    -----------
Short Term Investment Trust--3.19%
  Securities Lending Quality Trust
  2.01% yield as of June 30, 2002                        951,305        951,305
                                                                    -----------
Total Short Term Investments
  (Cost $1,356,346)                                                   1,356,346
                                                                    ===========
Total Investments--102.88%
  (Cost $32,308,407)                                                 30,664,674
                                                                    ===========
Other Assets and Liabilities---2.88%                                   (857,877)
                                                                    ===========
Total Net Assets--100%                                              $29,806,797
                                                                    ===========

===============================================================================

See notes to financial statements and notes to schedules of investments


46 SCHEDULES OF INVESTMENTS

---------------------------------------
Preferred Large Cap Growth Fund        \
================================================================================
COMMON STOCK--97.55%                                       SHARES       VALUE
================================================================================

Aerospace--3.17%
  Boeing Co                                                42,400    $ 1,908,000
  Lockheed Martin Corp                                     65,400      4,545,300
  Northrop Grumman Corp                                    53,500      6,687,500
                                                                     -----------
                                                                      13,140,800
                                                                     -----------
Banks--2.50%
  Bank One Corp                                           158,300      6,091,384
  MBNA Corp                                               129,400      4,279,258
                                                                     -----------
                                                                      10,370,642
                                                                     -----------
Computer Software--4.16%
  Adobe Systems Inc                                        78,200      2,228,700
  Microsoft Corp *                                        274,900     15,037,030
                                                                     -----------
                                                                      17,265,730
                                                                     -----------
Consumer Products--9.47%
  Coca-Cola Co                                             73,300      4,104,800
  Gillette Co                                             202,600      6,862,062
  Harley-Davidson Inc                                     121,300      6,219,051
  Pepsico Inc                                             302,600     14,585,320
  Procter & Gamble Co                                      44,300      3,955,990
  Starbucks Corp                                          145,200      3,608,220
                                                                     -----------
                                                                      39,335,443
                                                                     -----------
Discount & Fashion Retailing--14.58%
  Bed Bath & Beyond Inc *                                 219,400      8,280,156
  Costco Wholesale Corp *                                 103,000      3,977,860
  Home Depot Inc                                           63,100      2,317,663
  Kohls Corp *                                            222,500     15,592,800
  Lowe's Companies Inc                                    237,200     10,768,880
  Tiffany & Co                                            228,900      8,057,280
  Wal-Mart Stores Inc                                     209,500     11,524,595
                                                                     -----------
                                                                      60,519,234
                                                                     -----------

Electrical & Electronics--6.77%
  Analog Devices Inc *                                     51,100      1,517,670
  General Electric Co                                     113,700      3,302,985
  Intel Corp                                              320,800      5,861,016
  KLA Tencor Corp *                                        36,800      1,618,832
  Maxim Integrated Products Inc *                          62,300      2,387,959
  STMicroelectronics NV                                   123,300      2,999,889
  Taiwan Semiconductor
    Manufacturing Co Ltd ADR *                            234,190      3,044,470
  Texas Instruments Inc                                   311,400      7,380,180
                                                                     -----------
                                                                      28,113,001
                                                                     -----------
Finance-Other--10.89%
  American Express Co                                     201,500      7,318,480
  Capital One Financial Corp *                             43,900      2,680,095
  Citigroup Inc                                           332,666     12,890,808
  Goldman Sachs Group Inc                                 111,100      8,149,185
  Merrill Lynch & Co Inc                                  159,800      6,471,900

================================================================================

================================================================================
COMMON STOCK                                               SHARES        VALUE
================================================================================

Finance-Other (continued)
  Morgan Stanley Dean Witter & Co                          40,700    $ 1,753,356
  XL Capital Ltd                                           70,400      5,962,880
                                                                     -----------
                                                                      45,226,704
                                                                     -----------

Fuel--3.09%
  Exxon Mobil Corp                                        104,400      4,272,048
  Schlumberger Ltd                                        183,700      8,542,050
                                                                     -----------
                                                                      12,814,098
                                                                     -----------
Health Care--15.69%
  Abbott Laboratories                                     182,500      6,871,125
  AmerisourceBergen Corp                                   43,000      3,268,000
  Amgen Inc *                                             154,100      6,453,708
  Baxter International Inc                                132,700      5,898,515
  Genentech Inc *                                         179,800      6,023,300
  HCA Inc                                                  66,400      3,154,000
  Johnson & Johnson                                       165,200      8,633,352
  Medimmune Inc *                                          84,100      2,220,240
  Pfizer Inc                                              170,075      5,952,625
  Pharmacia Corp                                          137,497      5,149,263
  Quest Diagnostics Inc *                                  13,400      1,153,070
  Sepracor Inc *                                           61,900        591,145
  Wyeth                                                   190,600      9,758,720
                                                                     -----------
                                                                      65,127,063
                                                                     -----------

Insurance--4.95%
  American International Group Inc 205,525                            14,022,971
  Hartford Financial Services Group 109,500                            6,511,965
                                                                     -----------
                                                                      20,534,936
                                                                     -----------

Leisure Time Industries--1.42%
  Marriott International Inc                              155,000      5,897,750

Manufacturing--2.76%
  3M Co                                                    67,600      8,314,800
  Applied Materials Inc *                                 165,300      3,144,006
                                                                     -----------
                                                                      11,458,806
                                                                     -----------

Office Equipment & Computers--5.64%
  Cisco Systems Inc *                                     528,400      7,371,180
  Dell Computer Corp *                                    268,500      7,018,590
  EMC Corp *                                              281,900      2,128,345
  Hewlett Packard Co                                      450,400      6,882,112
                                                                     -----------
                                                                      23,400,227
                                                                     -----------

Paper & Forest Products--2.52%
  International Paper Co                                  143,700      6,262,446
  Weyerhaeuser Co                                          66,000      4,214,100
                                                                     -----------
                                                                      10,476,546
                                                                     -----------

================================================================================

         See notes to financial statements and notes to schedules of investments


                                                       47 www.PreferredGroup.com

Schedules of Investments                                           June 30, 2002

Preferred Large Cap Growth Fund Cont.

================================================================================
COMMON STOCK                                            SHARES          VALUE
================================================================================

Publishing & Broadcasting--5.33%
  AOL Time Warner Inc *                                 182,900    $  2,690,459
  New York Times Co                                     133,500       6,875,250
  Viacom Inc (Non-Voting) *                             282,877      12,551,252
                                                                   ------------
                                                                     22,116,961
                                                                   ------------
Service Industries--1.94%
  Concord EFS Inc *                                     147,000       4,430,580
  Laboratory Corp of America Holdings *                  18,000         821,700
  USA Interactive *                                     122,000       2,860,900
                                                                   ------------
                                                                      8,113,180
                                                                   ------------

Telecommunications--2.67%
  Liberty Media Corp Series A *                         498,600       4,986,000
  Nokia Corp ADR                                        152,200       2,203,856
  Univision Communications Inc *                        124,800       3,918,719
                                                                   ------------
                                                                     11,108,575
                                                                   ------------
Total Common Stock
  (Cost $437,397,419)                                               405,019,696
                                                                   ============

================================================================================
SHORT TERM
INVESTMENTS--4.07%                                  PAR/SHARES         VALUE
================================================================================

Finance-Other 2.26%
  American Express Credit Corp
    1.97% July 1, 2002                             $  9,373,000    $  9,373,000
                                                                   ------------
Short Term Investment Trust--1.81%
  Securities Lending Quality Trust
  2.01% yield as of June 30, 2002                     7,511,800       7,511,800
                                                                   ------------
Total Short Term Investments
  (Cost $16,884,800)                                                 16,884,800
                                                                   ============
Total Investments--101.62%
(Cost $454,282,219)                                                 421,904,496
Other Assets and Liabilities--1.62%                                 (6,726,795)
                                                                   ============

Total Net Assets--100%                                             $415,177,701
                                                                   ============

-----------------------------------------
Preferred Large Cap Value Fund           \
================================================================================
COMMON STOCK--91.53%                                       SHARES       VALUE
================================================================================

Value Aerospace--3.09%
  Boeing Co                                               225,000    $10,125,000

Banks--11.12%
  FleetBoston Financial Corp                              350,000     11,322,500
  JP Morgan Chase & Co                                    150,000      5,088,000
  Wells Fargo & Co                                        400,000     20,024,000
                                                                     -----------
                                                                      36,434,500
                                                                     -----------
Computer Software--2.54%
  Computer Associates International Inc                   180,000      2,860,200
  Microsoft Corp *                                        100,000      5,470,000
                                                                     -----------
                                                                       8,330,200
                                                                     -----------
Consumer Products--2.54%
  Avon Products Inc                                        10,000        522,400
  Gillette Co                                             230,000      7,790,100
                                                                     -----------
                                                                       8,312,500
                                                                     -----------
Discount & Fashion Retailing--1.16%
  May Department Stores Co                                115,000      3,786,950

Finance-Other--22.16%
  Citigroup Inc                                           380,000     14,725,000
  Countrywide Credit Industries Inc                       250,000     12,062,500
  CP HOLDRS                                                15,000        676,200
  Federal Home Loan Mortgage Corp                         450,000     27,540,000
  Morgan Stanley Dean Witter & Co                          75,000      3,231,000
  XL Capital Ltd                                          170,000     14,399,000
                                                                     -----------
                                                                      72,633,700
                                                                     -----------
Food--3.34%
Kroger Co *                                               550,000     10,945,000

Fuel--3.49%
  ChevronTexaco Corp                                      100,000      8,850,000
  El Paso Corp                                            125,000      2,576,250
                                                                     -----------
                                                                      11,426,250
                                                                     -----------
Health Care--7.01%
  Bristol-Myers Squibb Co                                 185,000      4,754,500
  CVS Corp                                                175,000      5,355,000
  Merck & Co Inc                                           70,000      3,544,800
  Pharmacia Corp                                          150,000      5,617,500
  Schering Plough Corp                                    150,000      3,690,000
                                                                     -----------
                                                                      22,961,800
                                                                     -----------
Insurance--4.27%
  Ace Ltd                                                  30,000        948,000
  Aflac Inc                                               340,000     10,880,000
  UnumProvident Corp                                       85,000      2,163,250
                                                                     -----------
                                                                      13,991,250
                                                                     -----------

================================================================================

See notes to financial statements and notes to schedules of investments


48 SCHEDULES OF INVESTMENTS

Preferred Large Cap Value Fund Cont.

================================================================================
COMMON STOCK                                              SHARES       VALUE
================================================================================

Leisure Time Industries--5.26%
  Carnival Corp                                           200,000   $ 5,538,000
  Eastman Kodak Co                                         60,000     1,750,200
  McDonalds Corp                                          350,000     9,957,500
                                                                    -----------
                                                                     17,245,700
                                                                    -----------
Manufacturing--4.87%
  3M Co                                                    80,000     9,840,000
  Caterpillar Inc ^                                       125,000     6,118,750
                                                                    -----------
                                                                     15,958,750
                                                                    -----------
Metals & Mining--2.02%
  Alcoa Inc                                               200,000     6,630,000

Office Equipment & Computers--3.08%
  Cisco Systems Inc *                                     110,000     1,534,500
  Dell Computer Corp *                                    200,000     5,228,000
  EMC Corp *                                              275,000     2,076,250
  Sun Microsystems Inc *                                  250,000     1,252,500
                                                                    -----------
                                                                     10,091,250
                                                                    -----------

Publishing & Broadcasting--2.87%
  AOL Time Warner Inc *                                   145,000     2,132,950
  Clear Channel Communications *                          150,000     4,803,000
  News Corp Ltd ADR PFD                                   125,000     2,468,750
                                                                    -----------
                                                                      9,404,700
                                                                    -----------

Service Industries--2.48%
  Sabre Holdings Corp *                                    45,000     1,611,000
  Waste Management Inc                                    250,000     6,512,500
                                                                    -----------
                                                                      8,123,500
                                                                    -----------

Telecommunications--5.46%
  SBC Communications Inc                                  225,000     6,862,500
  Sprint Corp *                                           546,800     5,801,548
  Verizon Communications Inc                              130,000     5,219,500
  WorldCom Inc ***                                        110,000         9,900
                                                                    -----------
                                                                     17,893,448
                                                                    -----------

Transportation--1.59%
  Burlington Northern Santa Fe Corp                       175,000     5,250,000

Utilities & Power--3.18%
  Exelon Corp                                             200,000    10,460,000

Total Common Stock
  (Cost $240,705,684)                                               300,004,498
                                                                    ===========

================================================================================

================================================================================
SHORT TERM
INVESTMENTS--7.96%                                     PAR/SHARES       VALUE
================================================================================

Commercial Paper--4.88%
  American Express Credit Corp
    1.74% July 18, 2002 @                            $  5,500,000   $ 5,495,481
    1.75% July 11, 2002 @                               2,500,000     2,498,785
  Household Financial Corp
    1.70% July 9, 2002 @                                5,000,000     4,998,111
    1.70% July 16, 2002 @                               3,000,000     2,997,875
                                                                    -----------
                                                                     15,990,252
                                                                    -----------

Short Term Investment Fund--1.86%
  State Street Global Advisors
    Money Market Fund
  1.67% yield as of June 30, 2002                       6,095,827     6,095,827
                                                                    -----------

Government Sponsored--1.22%
  Federal Home Loan Mortgage Corp
    1.68% July 2, 2002                                  4,000,000     3,999,813
                                                                    -----------

Total Short Term Investments
  (Cost $26,085,892)                                                 26,085,892
                                                                    -----------

Total Investments--99.49%
  (Cost $266,791,576)                                               326,090,390
                                                                    ===========

Other Assets and Liabilities--0.51%                                   1,672,975
                                                                    ===========

Total Net Assets--100%                                              $327,763,365
                                                                    ===========

================================================================================

         See notes to financial statements and notes to schedules of investments


                                                       49 www.PreferredGroup.com

Schedules of Investments                                           June 30, 2002

-------------------------------------
Preferred Asset Allocation Fund      \
================================================================================
COMMON STOCK--52.69%                                       SHARES       VALUE
================================================================================

Aerospace--0.93%
  Boeing Co                                                 6,672    $   300,240
  General Dynamics Corp                                     1,520        161,652
  Lockheed Martin Corp                                      3,298        229,211
  Northrop Grumman Corp                                       800        100,000
  Raytheon Co                                               2,920        118,990
  Rockwell Collins Inc                                        700         19,194
  United Technologies Corp                                  4,110        279,069
                                                                     -----------
                                                                       1,208,356
                                                                     -----------
Automotive--0.44%
  Cooper Tire & Rubber Co                                     300          6,165
  Cummins Engine Inc                                          200          6,620
  Dana Corp                                                   578         10,710
  Delphi Automotive Systems Corp                            5,295         69,894
  Eaton Corp                                                  300         21,825
  Ford Motor Co                                            11,587        185,392
  General Motors Corp                                       4,160        222,352
  Goodyear Tire and Rubber Co                                 600         11,226
  Navistar International Corp *                               210          6,720
  Paccar Inc                                                  490         21,751
  Visteon Corp                                                558          7,924
                                                                     -----------
                                                                         570,579
                                                                     -----------
Banks--4.09%
  AmSouth Bancorp                                           1,450         32,451
  Bank of America Corp                                     12,252        862,051
  Bank of New York Co Inc                                   5,880        198,450
  Bank One Corp                                             8,428        324,309
  BB&T Corp                                                 4,310        166,366
  Charter One Financial Inc                                 2,471         84,953
  Comercia Inc                                              1,440         88,416
  Fifth Third Bancorp                                       3,703        246,805
  First Tennessee National Corp                               500         19,150
  FleetBoston Financial Corp                                8,109        262,326
  JP Morgan Chase & Co                                     15,737        533,799
  Keycorp                                                   1,700         46,410
  Marshall & Ilsley Corp                                      800         24,744
  MBNA Corp                                                 7,192        237,839
  National City Corp                                        3,800        126,350
  PNC Financial Services Group Inc                          2,220        116,062
  Regions Financial Corp                                      900         31,635
  Southtrust Corp                                           4,000        104,480
  State Street Corp                                         2,440        109,068
  Suntrust Banks Inc                                        1,990        134,763
  U.S. Bancorp                                             16,233        379,041
  Union Planters Corp                                         850         27,515
  Wachovia Corp                                            11,498        438,994
  Wells Fargo & Co                                         13,730        687,324
  Zions Bancorp                                             1,000         52,100
                                                                     -----------
                                                                       5,335,401
                                                                     -----------
Chemicals--0.78%
  Air Products & Chemicals Inc                              2,120        106,996
  Dow Chemical Co                                           6,918        237,841
  Du Pont (E.I.) de Nemours & Co                            7,114        315,862
  Eastman Chemical Co                                         325         15,243
  Engelhard Corp                                            1,325         37,524
  Freeport McMoran Copper & Gold Inc * 1,700               30,345
  Goodrich Corp                                             1,200         32,784
  Great Lakes Chemical Corp                                   200          5,298

================================================================================

================================================================================
COMMON STOCK                                               SHARES        VALUE
================================================================================

Chemicals (continued)
  Hercules Inc *                                              400    $     4,640
  International Flavors & Fragrances Inc                    1,700         55,233
  Praxair Inc                                               1,540         87,734
  Rohm & Haas Co                                            2,096         84,867
                                                                     -----------
                                                                       1,014,367
                                                                     -----------
Computer Software--2.85%
  Adobe Systems Inc                                         1,400         39,900
  Autodesk Inc                                                500          6,625
  Automatic Data Processing Inc                             4,600        200,330
  BMC Software Inc *                                        1,000         16,600
  Citrix Systems Inc *                                        700          4,228
  Computer Associates International Inc                     3,808         60,509
  Computer Sciences Inc *                                   1,400         66,920
  Compuware Corp *                                          1,500          9,105
  Comverse Technology Inc *                                   700          6,482
  Electronic Data Systems Corp                              3,820        141,913
  First Data Corp                                           6,020        223,944
  Intuit Inc *                                              1,900         94,468
  Mercury Interactive Corp *                                1,000         22,960
  Microsoft Corp *                                         40,860      2,235,042
  Novell Inc *                                              1,400          4,494
  Nvidia Corp *                                             1,300         22,334
  Oracle Corp *                                            41,678        394,691
  Parametric Technology Corp *                              1,000          3,430
  Peoplesoft Inc *                                          2,470         36,754
  Rational Software Corp *                                    800          6,568
  Siebel Systems Inc *                                      3,720         52,898
  Veritas Software Corp *                                   3,290         65,109
                                                                     -----------
                                                                       3,715,304
                                                                     -----------
Conglomerates--0.46%
  Cintas Corp                                                 700         34,601
  Honeywell International Inc                               6,616        233,082
  Household International Inc                               3,773        187,518
  Pall Corp                                                   533         11,060
  PerkinElmer Inc                                             500          5,525
  Pinnacle West Capital Corp                                  300         11,850
  Rockwell International Corp                               2,790         55,744
  TRW Inc                                                   1,060         60,399
                                                                     -----------
                                                                         599,779
                                                                     -----------
Consumer Products--4.28%
  Alberto-Culver Co                                           200          9,560
  Anheuser-Busch Cos Inc                                    6,710        335,500
  Avon Products Inc                                           900         47,016
  Brown-Forman Corp                                           300         20,700
  Clorox Co                                                   900         37,215
  Coca-Cola Co                                             18,310      1,025,360
  Coca-Cola Enterprises Inc                                 4,800        105,984
  Colgate-Palmolive Co                                      4,400        220,220
  Coors (Adolph) Co                                           700         43,610
  Ecolab Inc                                                  500         23,115
  Fortune Brands Inc                                        2,000        112,000
  Gillette Co                                               6,560        222,187
  Harley-Davidson Inc                                       2,440        125,099
  Liz Claiborne Inc                                         1,500         47,700
  Masco Corp                                                4,290        116,302
  Maytag Corp                                               1,100         46,915
  Newell Rubbermaid Inc                                     1,009         35,376

================================================================================

See notes to financial statements and notes to schedules of investments


50 SCHEDULES OF INVESTMENTS

Preferred Asset Allocation Fund Cont.

================================================================================
COMMON STOCK                                               SHARES       VALUE
================================================================================

Consumer Products (continued)
  Nike Inc                                                  2,130    $   114,275
  Pepsi Bottling Group Inc *                                3,200         98,560
  Pepsico Inc                                              13,503        650,845
  Philip Morris Cos Inc                                    16,540        722,467
  Procter & Gamble Co                                       9,610        858,173
  Reebok International Ltd *                                1,300         38,350
  Starbucks Corp                                            3,600         89,460
  Tupperware Corp                                             200          4,158
  Unilever NV                                               4,310        279,288
  UST Inc                                                   1,280         43,520
  VF Corp                                                   1,630         63,912
  Whirlpool Corp                                              700         45,752
                                                                     -----------
                                                                       5,582,619
                                                                     -----------
Containers & Packing--0.14%
  Ball Corp                                                   200          8,296
  Bemis Inc                                                 1,000         47,500
  Pactiv Corp *                                             2,800         66,640
  Sealed Air Corp *                                         1,060         42,686
  Temple Inland Inc                                           200         11,572
                                                                     -----------
                                                                         176,694
                                                                     -----------
Discount & Fashion Retailing--3.37%
  Autozone Inc *                                              700         54,110
  Bed Bath & Beyond Inc *                                   2,500         94,350
  Best Buy Co Inc *                                         2,530         91,839
  Big Lots Inc *                                              500          9,840
  Circuit City Stores Inc *                                   800         15,000
  Costco Wholesale Corp *                                   2,600        100,412
  Dillard's Inc/AR                                            300          7,887
  Dollar General Corp                                       2,652         50,468
  Family Dollar Stores Inc *                                2,200         77,550
  Federated Department Stores Inc *                         1,930         76,621
  Gap Inc                                                   3,387         48,095
  Home Depot Inc                                           18,244        670,102
  JC Penney Inc                                             1,100         24,222
  Kohls Corp *                                              2,750        192,720
  Limited Brands Inc                                        3,492         74,380
  Lowe's Companies Inc                                      6,380        289,652
  May Department Stores Co                                  2,385         78,538
  Nordstrom Inc                                               500         11,325
  Office Depot Inc *                                        1,200         20,160
  Radioshack Corp                                           1,420         42,685
  Sears Roebuck & Co                                        2,580        140,094
  Target Corp *                                             6,950        264,795
  Tiffany & Co                                                600         21,120
  TJX Cos Inc                                               4,500         88,245
  Toys R Us Inc *                                             800         13,976
  Wal-Mart Stores Inc                                      33,340      1,834,033
                                                                     -----------
                                                                       4,392,219
                                                                     -----------
Electrical & Electronics--3.88%
  Advanced Micro Devices Inc *                              1,400         13,608
  Agilent Technologies *                                    3,323         78,589
  Altera Corp *                                             3,610         49,096
  Ameren Corp                                                 600         25,806
  Analog Devices Inc *                                      2,760         81,972
  Applied Micro Circuits Corp *                             1,200          5,676
  Broadcom Corp *                                           2,030         35,606
  Calpine Corp *                                            1,500         10,545
  Consolidated Edison Inc                                     800         33,400
  Cooper Industries Inc *                                   1,200         47,160
  Emerson Electric Co                                       3,260        174,443
  General Electric Co                                      76,280      2,215,934
  Intel Corp                                               51,160        934,693
  Jabil Circuit Inc *                                         800         16,888
  Johnson Controls Inc                                        800         65,288
  KLA Tencor Corp *                                         1,400         61,586
  Linear Technology Corp                                    2,550         80,147
  LSI Logic Corp *                                          3,200         28,000
  Maxim Integrated Products Inc *                           2,360         90,459
  Micron Technology Inc *                                   4,610         93,214
  Millipore Corp                                            1,000         31,980
  Molex Inc *                                                 725         24,309
  Motorola Inc                                             18,271        263,468
  National Semiconductor Corp *                               700         20,419
  PMC Sierra Inc *                                            700          6,489
  Power-One Inc *                                             300          1,866
  QLogic Corp *                                               900         34,290
  Sanmina Corp *                                            2,100         13,251
  Solectron Corp *                                          6,520         40,098
  Symbol Technologies Inc                                     900          7,650
  Teco Energy Inc                                             600         14,850
  Tektronix Inc *                                             400          7,484
  Teradyne Inc *                                              700         16,450
  Texas Instruments Inc                                    13,310        315,447
  Thermo Electron Corp *                                    2,900         47,850
  Thomas & Betts Corp *                                       200          3,720
  Vitesse Semiconductor Corp *                                800          2,488
  Xilinx Inc *                                              2,880         64,598
                                                                     -----------
                                                                       5,058,817
                                                                     -----------
Finance-Other--3.87%
  AMBAC Financial Group Inc                                 1,100         73,920
  American Express Co                                       9,830        357,026
  Bear Stearns Cos Inc                                        871         53,305
  Capital One Financial Corp *                              1,840        112,332
  Charles Schwab Corp                                       8,365         93,688
  Cincinnati Financial Corp                                   600         27,918
  Citigroup Inc                                            39,280      1,522,100
  Conseco Inc *                                             1,349          2,698
  Countrywide Credit Industries Inc                         1,400         67,550
  Equifax Inc                                               1,800         48,600
  Federal Home Loan Mortgage Corp                           5,450        333,540
  Federal National Mortgage Association                     7,660        564,925
  Golden West Financial Corp                                1,500        103,170
  H&R Block Inc                                             1,700         78,455
  Huntington Bancshares Inc                                   980         19,032
  John Hancock Financial Services                           2,900        102,080
  Lehman Brothers Holdings Inc                              1,480         92,530
  Mellon Financial Corp                                     1,700         53,431
  Merrill Lynch & Co Inc                                    6,300        255,150
  Morgan Stanley Dean Witter & Co                           8,546        368,162
  Northern Trust Corp                                         900         39,654
  Paychex Inc                                               2,845         89,020
  Progressive Corp                                            900         52,065
  Providian Financial Corp                                  3,700         21,756
  SLM Corp                                                  1,000         96,900
  Synovus Financial Corp                                    1,200         33,024
  T Rowe Price Group Inc                                      500         16,440

================================================================================

         See notes to financial statements and notes to schedules of investments


                                                       51 www.PreferredGroup.com

Schedules of Investments                                           June 30, 2002

Preferred Asset Allocation Fund Cont.

================================================================================
COMMON STOCK                                               SHARES       VALUE
================================================================================

Finance-Other (continued)
  Washington Mutual Inc                                     7,445    $   276,284
  XL Capital Ltd                                            1,100         93,170
                                                                     -----------
                                                                       5,047,925
                                                                     -----------
Food--1.09%
  Albertsons Inc                                            3,678        112,032
  Archer Daniels Midland Co                                 7,338         93,853
  Campbell Soup Co                                          1,600         44,256
  ConAgra Inc                                               3,900        107,835
  General Mills Inc                                         2,950        130,036
  Hershey Foods Corp                                          500         31,250
  HJ Heinz Co                                               2,550        104,805
  Kellogg Co                                                1,600         57,376
  Kroger Co *                                               6,230        123,977
  Safeway Inc *                                             3,850        112,382
  Sara Lee Corp                                             6,750        139,320
  Supervalu Inc                                             2,300         56,419
  Sysco Corp                                                6,060        164,953
  Winn Dixie Stores Inc                                       600          9,354
  WM Wrigley Jr Co                                            900         49,815
  Yum! Brands Inc *                                         2,816         82,368
                                                                     -----------
                                                                       1,420,031
                                                                     -----------
Fuel--4.06%
  Amerada Hess Corp                                         1,040         85,800
  Anadarko Petroleum Corp                                   2,068        101,952
  Apache Corp                                                 972         55,871
  Ashland Inc                                               1,600         64,800
  Baker Hughes Inc                                          1,340         44,609
  BJ Services Co *                                          1,100         37,268
  Burlington Resources Inc *                                  805         30,590
  ChevronTexaco Corp                                        7,675        679,238
  Conoco Inc                                                5,158        143,392
  Dynegy Inc                                                1,400         10,080
  El Paso Corp                                              4,351         89,674
  Exxon Mobil Corp                                         50,428      2,063,514
  Halliburton Co                                            3,900         62,166
  Kerr-McGee Corp                                             421         22,545
  Kinder Morgan Inc                                         1,700         64,634
  Marathon Oil Corp                                         2,670         72,410
  Nabors Industries Inc *                                   1,400         49,420
  Noble Drilling Corp *                                     1,600         61,760
  Occidental Petroleum Inc                                  3,900        116,961
  Phillips Petroleum Co                                     2,760        162,509
  Rowan Companies Inc                                         400          8,580
  Royal Dutch Petroleum Co                                 16,570        915,824
  Schlumberger Ltd                                          4,730        219,945
  Transocean Sedco Forex Inc                                3,100         96,565
  Unocal Corp                                               1,000         36,940
                                                                     -----------
                                                                       5,297,047
                                                                     -----------

Health Care--7.40%
  Abbott Laboratories                                      11,510        433,352
  Allergan Inc                                              1,370         91,448
  AmerisourceBergen Corp                                      900         68,400
  Amgen Inc *                                               7,780        325,826
  Applera Corp-Applied
    Biosystems Group                                          800         15,592
  Bausch & Lomb Inc                                           200          6,770
  Baxter International Inc                                  4,440        197,358
  Becton Dickerson & Co                                     2,400         82,680
  Biogen Inc *                                                600         24,858
  Biomet Inc                                                1,025         27,798
  Boston Scientific Corp *                                  2,830         82,976
  Bristol-Myers Squibb Co                                  13,110        336,927
  Cardinal Health Inc                                       3,580        219,848
  Chiron Corp *                                             1,550         54,793
  CR Bard Inc                                                 200         11,316
  CVS Corp                                                  2,500         76,500
  Eli Lilly & Co                                            8,018        452,215
  Forest Labs Inc *                                         1,570        111,156
  Genzyme Corp *                                            1,500         28,860
  Guidant Corp *                                            2,380         71,947
  HCA Inc                                                   4,249        201,828
  Health Management Associates Inc *                        2,200         44,330
  Healthsouth Corp *                                        3,810         48,730
  Humana Inc *                                                700         10,941
  Immunex Corp *                                            4,100         91,594
  IMS Health Inc                                            2,400         43,080
  Johnson & Johnson                                        22,876      1,195,500
  King Pharmaceuticals Inc *                                1,856         41,296
  Manor Care Inc *                                            400          9,200
  McKesson HBOC Inc                                         2,696         88,159
  Medimmune Inc *                                           1,910         50,424
  Medtronic Inc                                             8,900        381,365
  Merck & Co Inc                                           17,220        872,021
  Pfizer Inc                                               47,815      1,673,525
  Pharmacia Corp                                           10,374        388,506
  Quintiles Transnational Corp *                              500          6,245
  Schering Plough Corp                                      9,160        225,336
  Sigma-Aldrich Corp                                        1,300         65,195
  St Jude Medical Inc *                                       350         25,848
  Styker Corp                                               1,870        100,064
  Tenet Healthcare Corp *                                   2,610        186,746
  United Healthcare Corp                                    2,400        219,720
  Walgreen Co                                               7,440        287,407
  Watson Pharmaceuticals Inc *                              1,800         45,486
  Wellpoint Health Networks Inc *                           1,000         77,810
  Wyeth                                                    10,220        523,264
  Zimmer Holdings Inc *                                       770         27,458
                                                                     -----------
                                                                       9,651,698
                                                                     -----------
Housing & Real Estate--0.21%
  Centex Corp                                                 200         11,558
  Equity Office Properties Trust                            1,700         51,170
  Equity Residential Properties Trust                       1,100         31,625
  KB Home                                                     600         30,906
  PPG Industries Inc                                          700         43,330
  Pulte Corp                                                  200         11,496
  Sherwin-Williams Co                                       2,100         62,853
  Simon Property Group Inc REIT                               700         25,788
                                                                     -----------
                                                                         268,726
                                                                     -----------
Insurance--2.29%
  Ace Ltd                                                   1,800         56,880
  Aetna Inc                                                   579         27,775
  Aflac Inc                                                 2,840         90,880
  Allstate Corp                                             5,488        202,946
  American International Group Inc                         19,847      1,354,161
  AON Corp                                                  2,075         61,171

================================================================================

See notes to financial statements and notes to schedules of investments


52 SCHEDULES OF INVESTMENTS

Preferred Asset Allocation Fund Cont.

================================================================================
COMMON STOCK                                               SHARES       VALUE
================================================================================

Insurance (continued)
  Chubb Corp                                                  700    $    49,560
  Cigna Corp                                                1,200        116,904
  Hartford Financial Services Group                         2,160        128,455
  Jefferson Pilot Corp                                        637         29,939
  Lincoln National Corp                                     2,000         84,000
  Loews Corp                                                1,440         76,306
  Marsh & McLennan Cos Inc                                  1,780        171,948
  MBIA Inc                                                  1,600         90,448
  Metlife Inc                                               6,220        179,136
  MGIC Investment Corp                                      1,300         88,140
  Safeco Corp                                                 500         15,445
  St Paul Cos Inc                                             782         30,435
  Torchmark Corp                                            1,900         72,580
  UnumProvident Corp                                        2,384         60,673
                                                                     -----------
                                                                       2,987,782
                                                                     -----------
Leisure Time Industries--0.90%
  American Greetings Corp                                   2,300         38,318
  Brunswick Corp                                              400         11,200
  Carnival Corp                                             4,740        131,251
  Darden Restaurants Inc                                    1,940         47,918
  Eastman Kodak Co                                          1,200         35,004
  Harrahs Entertainment Inc *                               1,450         64,308
  Hasbro Inc                                                  725          9,831
  Hilton Hotels Corp                                        3,380         46,982
  International Game Technology *                             900         51,030
  Marriott International Inc                                2,080         79,144
  Mattell Inc                                               3,722         78,460
  McDonalds Corp                                            8,270        235,282
  Starwood Hotels & Resorts
    Worldwide Inc *                                         1,800         59,202
  Walt Disney Co                                           13,810        261,009
  Wendy's International Inc                                   500         19,915
                                                                     -----------
                                                                       1,168,854
                                                                     -----------
Manufacturing--1.44%
  3M Co                                                     2,910        357,930
  American Standard Cos Inc *                                 300         22,530
  Applied Materials Inc *                                  12,040        229,001
  Avery Dennison Corp                                         400         25,100
  Black & Decker Corp                                       1,000         48,200
  Caterpillar Inc ^                                         2,560        125,312
  Corning Inc *                                             7,940         28,187
  Crane Co                                                    200          5,076
  Danaher Corp                                              1,220         80,947
  Deere & Co                                                  900         43,110
  Dover Corp                                                1,600         56,000
  Illinois Tool Works Inc                                   2,840        193,972
  Ingersoll-Rand Co                                         1,520         69,403
  ITT Industries Inc                                        1,100         77,660
  Jones Apparel Group Inc *                                 1,200         45,000
  Leggett & Platt Inc                                       2,200         51,480
  Parket Hannifin Corp                                        425         20,311
  Snap-On Inc                                                 200          5,938
  Stanley Works                                               900         36,909
  Textron Inc                                               1,210         56,749
  Tyco International Ltd                                   15,199        205,338
  Vulcan Materials Co                                         990         43,362
  Waters Corp *                                             1,900         50,730
                                                                     -----------
                                                                       1,878,245
                                                                     -----------
Metals & Mining--0.46%
  Alcan Aluminum Ltd                                        2,680        100,554
  Alcoa Inc                                                 6,448        213,751
  Allegheny Technologies Inc                                  288          4,550
  Barrick Gold Corp                                         2,130         40,449
  Inco Ltd *                                                  700         15,848
  Newmont Mining Corp                                       3,218         84,730
  Nucor Corp                                                  800         52,032
  Phelps Dodge Corp                                           375         15,450
  Placer Dome Inc                                           1,300         14,573
  USX US Steel Group                                        2,810         55,891
  Worthington Industries Inc *                                350          6,335
                                                                     -----------
                                                                         604,163
                                                                     -----------
Office Equipment & Computers--2.72%
  American Power Conversion Corp *                            800         10,104
  Apple Computer Inc *                                      2,790         49,439
  Boise Systems Inc                                           200          6,906
  Cisco Systems Inc *                                      56,360        786,222
  Dell Computer Corp *                                     19,940        521,232
  Deluxe Corp                                                 800         31,112
  EMC Corp *                                               16,480        124,424
  Gateway Inc *                                             1,300          5,772
  Hewlett Packard Co                                       23,464        358,530
  International Business Machines Corp                     13,070        941,040
  JDS Uniphase Corp *                                       9,950         26,567
  Lexmark International Group Inc *                         1,130         61,472
  NCR Corp *                                                  400         13,840
  Network Appliance Inc *                                   3,400         42,296
  Novellus Systems Inc *                                    1,400         47,600
  Palm Inc *                                                2,283          4,018
  Pitney Bowes Inc                                          2,320         92,150
  Qualcomm Inc *                                            6,070        166,864
  Staples Inc *                                             4,050         79,785
  Sun Microsystems Inc *                                   22,680        113,627
  Unisys Corp *                                             3,000         27,000
  Xerox Corp *                                              5,740         40,008
                                                                     -----------
                                                                       3,550,008
                                                                     -----------
Paper & Forest Products--0.45%
  Georgia-Pacific Group                                     2,358         57,960
  International Paper Co                                    2,958        128,910
  Kimberly-Clark Co                                         4,146        257,052
  Louisiana-Pacific Corp                                    3,800         40,242
  MeadWestvaco Corp                                           788         26,445
  Plum Creek Timber Co Inc REIT                               700         21,490
  Weyerhaeuser Co                                             900         57,465
                                                                     -----------
                                                                         589,564
                                                                     -----------
Publishing & Broadcasting--1.40%
  AOL Time Warner Inc *                                    33,570        493,815
  Clear Channel Communications *                            4,730        151,455
  Comcast Corp *                                            6,880        164,019
  Dow Jones & Co Inc                                          300         14,535
  Gannett Inc                                               2,480        188,232
  Knight-Ridder Inc                                           300         18,885
  McGraw-Hill Cos Inc                                       1,870        111,639
  Meredith Corp                                               200          7,670
  New York Times Co                                           600         30,900

================================================================================

         See notes to financial statements and notes to schedules of investments


                                                       53 www.PreferredGroup.com

Schedules of Investments                                           June 30, 2002

Preferred Asset Allocation Fund Cont.

================================================================================
COMMON STOCK                                               SHARES       VALUE
================================================================================

Publishing & Broadcasting (continued)
  Tribune Co                                                1,200    $    52,200
  Viacom Inc (Non-Voting) *                                13,332        591,541
                                                                     -----------
                                                                       1,824,891
                                                                     -----------
Service Industries--0.91%
  Allied Waste Industries Inc *                               800          7,680
  Apollo Group Inc *                                        1,200         47,304
  Cendant Corp *                                            8,628        137,013
  Concord EFS Inc *                                         4,160        125,382
  Convergys Corp *                                          1,720         33,506
  Fedex Corp                                                2,402        128,267
  Fiserv Inc *                                              2,050         75,256
  Fluor Corp                                                  300         11,685
  Franklin Resources Inc                                    2,000         85,280
  Genuine Parts Co                                            650         22,666
  Interpublic Group Cos Inc                                 2,980         73,785
  McDermott International Inc *                               200          1,620
  Moody's Corp                                              1,300         64,675
  Omnicom Group Inc                                         1,370         62,746
  Robert Half International Inc *                             700         16,310
  RR Donnelley & Sons Co                                      400         11,020
  Sabre Holdings Corp *                                     1,292         46,254
  Stilwell Financial Inc                                      900         16,380
  TMP Worldwide Inc *                                         400          8,600
  Waste Management Inc                                      5,239        136,476
  WW Grainger Inc                                             400         20,040
  Yahoo Inc *                                               4,100         60,516
                                                                     -----------
                                                                       1,192,461
                                                                     -----------
Telecommunications--2.37%
  ADC Telecommunications Inc *                              8,700         19,923
  Alltel Corp                                               2,730        128,310
  Andrew Corp *                                               405          6,043
  AT&T Corp                                                27,121        290,195
  AT&T Wireless Group *                                    19,802        115,842
  Avaya Inc *                                               1,418          7,019
  BellSouth Corp                                           14,660        461,790
  CenturyTel Inc                                            2,000         59,000
  CIENA Corp *                                              1,700          7,123
  Citizens Communications Co *                              1,100          9,196
  Lucent Technologies Inc *                                27,221         45,187
  Nextel Communications Inc *                               7,890         25,327
  Nortel Networks Corp *                                   27,980         40,571
  Qwest Communications International *                     12,831         35,927
  SBC Communications Inc                                   25,652        782,386
  Scientific-Atlanta Inc                                    1,800         29,610
  Sprint Corp *                                            15,640        119,829
  Tellabs Inc *                                             1,600          9,920
  Univision Communications Inc *                            1,900         59,660
  Verizon Communications Inc                               20,708        831,426
                                                                     -----------
                                                                       3,084,284
                                                                     -----------
Transportation--0.38%
  AMR Corp *                                                1,400         23,604
  Burlington Northern Santa Fe Corp                         3,752        112,560
  CSX Corp                                                  2,060         72,203
  Delta Airlines Inc                                          500         10,000
  Norfolk Southern Corp                                     1,500         35,070
  Ryder Systems Inc                                           200          5,418
  Southwest Airlines Co                                     4,568         73,819
  Union Pacific Corp                                        2,560        161,997
                                                                     -----------
                                                                         494,671
                                                                     -----------
Utilities & Power--1.52%
  AES Corp *                                                4,700         25,474
  Allegheny Energy Inc                                      2,000         51,500
  American Electric Power                                   1,360         54,427
  Cinergy Corp                                                706         25,409
  CMS Energy Corp                                             500          5,490
  Constellation Energy Group Inc                            1,610         47,237
  Devon Energy Corp                                           600         29,568
  Dominion Resources Inc                                    2,862        189,464
  DTE Energy Co *                                             700         31,248
  Duke Energy Co                                            6,952        216,207
  Edison International *                                    2,880         48,960
  Entergy Corp                                              2,690        114,164
  EOG Resources Inc                                           500         19,850
  Exelon Corp                                               2,717        142,099
  First Energy Corp                                         3,031        101,175
  FPL Group Inc                                               700         41,993
  Keyspan Corp                                                600         22,590
  Mirant Corp *                                             3,720         27,156
  Nicor Inc                                                   200          9,150
  NiSource Inc                                                837         18,272
  Peoples Energy Corp                                         100          3,646
  PG&E Corp *                                               3,060         54,743
  PPL Corp                                                  2,150         71,122
  Progress Energy Inc CVO                                   2,052        106,725
  Public Service Enterprise Group Inc                         800         34,640
  Reliant Energy Inc                                        4,052         68,479
  Sempra Energy                                             3,700         81,881
  Southern Co                                               3,400         93,160
  Sunoco Inc                                                  300         10,689
  TXU Corp                                                  2,847        146,763
  Williams Cos Inc                                          4,340         25,997
  XCEL Energy Inc                                           3,065         51,400
                                                                     -----------
                                                                       1,970,678
                                                                     -----------
Total Common Stock
  (Cost $83,819,358)                                                  68,685,163
                                                                     ===========

================================================================================

See notes to financial statements and notes to schedules of investments


54 SCHEDULES OF INVESTMENTS

Preferred Asset Allocation Fund Cont.

===============================================================================
FIXED INCOME--18.41%                                      PAR           VALUE
===============================================================================

U.S. Treasury--18.41%
  United States Treasury Bonds
    5.25% February 15, 2029 #                        $   345,000   $    324,545
    5.25% November 15, 2028 #                            810,000        761,570
    5.50% August 15, 2028 #                              360,000        350,500
    6.00% February 15, 2026 #                            270,000        280,841
    6.125% August 15, 2029 #                             614,000        652,099
    6.125% November 15, 2027 #                           540,000        571,028
    6.25% May 15, 2030 #                               1,470,000      1,592,363
    6.25% August 15, 2023 #                            1,210,000      1,296,418
    6.375% August 15, 2027 #                             215,000        234,473
    6.50% November 15, 2026 #                            295,000        326,235
    6.625% February 15, 2027 #                           680,000        763,511
    6.75% August 15, 2026 #                              210,000        239,039
    6.875% August 15, 2025 #                             255,000        293,895
    7.125% February 15, 2023 #                           645,000        759,178
    7.25% May 15, 2016 #                                 970,000      1,143,194
    7.25% August 15, 2022 #                              655,000        780,210
    7.50% November 15, 2016 #                            945,000      1,137,251
    7.50% November 15, 2024 #                            314,000        386,509
    7.625% November 15, 2022 #                           150,000        185,657
    7.625% February 15, 2025 #                           445,000        555,164
    7.875% February 15, 2021 #                           465,000        585,393
    8.00% November 15, 2021 #                          1,360,000      1,739,522
    8.125% August 15, 2019 #                           1,285,000      1,645,944
    8.125% May 15, 2021 #                                250,000        322,338
    8.125% August 15, 2021 #                             405,000        522,628
    8.50% February 15, 2020 #                            180,000        238,525
    8.75% May 15, 2017 #                                 455,000        607,088
    8.75% May 15, 2020 #                                 185,000        250,871
    8.75% August 15, 2020 #                              795,000      1,079,531
    8.875% August 15, 2017 #                             245,000        330,458
    8.875% February 15, 2019 #                           335,000        455,640
    9.00% November 15, 2018 #                            310,000        425,667
    9.125% May 15, 2018 #                                155,000        214,227
    9.25% February 15, 2016 #                            125,000        171,781
    10.375% November 15, 2012 #                          135,000        173,511
    10.625% August 15, 2015 #                            175,000        263,067
    11.25% February 15, 2015 #                           405,000        629,204
    11.75% November 15, 2014 #                           135,000        193,890
    12.00% August 15, 2013 #                             745,000      1,041,624
    12.50% August 15, 2014 #                              30,000         44,124
    13.25% May 15, 2014 #                                285,000        429,162
                                                                   ------------
                                                                     23,997,875
                                                                   ------------

Total Fixed Income
  (Cost $22,868,302)                                                 23,997,875
                                                                   ============

Total Long Term Assets
  (Cost $106,687,660)                                                92,683,038
                                                                   ============

===============================================================================
SHORT TERM
INVESTMENTS--42.44%                                   PAR/SHARES       VALUE
===============================================================================

Commercial Paper--18.12%
  AIG Funding Inc
    1.73% October 15, 2002 @#                         $2,400,000   $  2,387,775
  Alcoa Inc
    1.73% August 1, 2002 @#                            2,300,000      2,296,574
  American Express Credit Corp
    1.76% July 8, 2002 @#                              1,000,000        999,658
  American Honda Finance
    1.76% July 16, 2002 @#                             2,000,000      1,998,533
  Coca-Cola Co
    1.73% August 30, 2002 @#                           2,400,000      2,393,080
  Du Pont (E.I.) de Nemours & Co
    1.73% July 23, 2002 @#                             2,500,000      2,497,357
  General Electric Capital Corp
    1.93% July 1, 2002                                 2,549,158      2,549,158
  International Lease Financial Corp
    1.76% July 9, 2002 @#                              2,500,000      2,499,022
  Paccar Financial Corp
    1.74% July 25, 2002 @#                             2,500,000      2,497,100
  Transamerica Financial Corp
    1.75% July 11, 2002 @#                             1,000,000        999,514
  USAA Capital Corp
    1.73% July 8, 2002 @#                              2,500,000      2,499,159
                                                                   ------------
                                                                     23,616,930
                                                                   ------------

Repurchase Agreements--6.01%
  State Street Repo 0.85% July 1, 2002
  (Cost -  $7,828,000) (Dated
  June 28, 2002, due July 1, 2002,
  collateralized by $7,495,000
  U.S. Treasury Bond 6.125%
  November 15, 2027, Market Value
  $7,989,048 Repurchase Proceeds
  $7,828,554) @                                        7,828,000      7,828,000
                                                                   ------------

Short Term Investment Fund--1.24%
  State Street Global Advisors
    Money Market Fund
1.67% yield as of June 30, 2002                        1,618,922      1,618,922

Short Term Investment Trust--13.02%
  Securities Lending Quality Trust
  2.01% yield as of June 30, 2002                     16,976,015     16,976,015
                                                                   ------------

U.S. Treasury--4.05%
  United States Treasury Bills
    1.64% September 26, 2002 #                         2,300,000      2,290,884
    1.65% September 12, 2002 #                         3,000,000      2,989,962
                                                                   ------------
                                                                      5,280,846

Total Short Term Investments
  (Cost $55,320,713)                                                 55,320,713
                                                                   ============

Total Investments--113.54%
  (Cost $162,008,373)                                               148,003,751
                                                                   ============

Other Assets and Liabilities---13.54%                               (17,647,839)
                                                                   ============

Total Net Assets--100%                                             $130,355,912
                                                                   ============

===============================================================================

         See notes to financial statements and notes to schedules of investments


                                                       55 www.PreferredGroup.com

Schedules of Investments                                           June 30, 2002

------------------------------------
Preferred Fixed Income Fund         \
================================================================================
FIXED INCOME--98.69%                                      PAR+          VALUE
================================================================================

Asset Backed--5.36%
  Citibank Credit Card Issuance Trust
    6.90% October 17, 2007                            $ 2,095,000    $ 2,258,661
  Coti Mortgage Home Equity
    6.57% March 15, 2023                                4,000,000      4,146,240
  EQCC Home Equity Loan Trust
    6.41% December 15, 2004 #                             969,337      1,002,955
  Sears Credit Card Account Master Trust
    6.45% November 15, 2009 #                           2,000,000      2,133,950
  Targeted Return Index Securities
    Trust (TRAINS)
    5.996% January 25, 2007 **                            439,680        446,143
    6.858% January 15, 2012 **                            875,520        898,949
                                                                     -----------
                                                                      10,886,898
                                                                     -----------
Collateralized Mortgage
Obligations--12.18%
  Bear Stearns Commercial Mortgage
    Securities Inc
  5.06% December 15, 2010                                 329,121        329,956
  Commercial Mortgage
    Acceptance Corp
    6.57% October 15, 2007 #                            4,000,000      4,210,097
  First Union Lehman Brothers
    Commercial
    6.60% May 18, 2007 #                                5,845,000      6,210,075
    6.65% November 18, 2029                             3,200,000      3,428,618
    7.38% April 18, 2007                                5,785,000      6,364,459
  Morgan Stanley Dean Witter & Co
    5.64% January 15, 2039 ###                          3,000,000      3,054,375
    6.09% April 15, 2034                                1,070,000      1,120,544
                                                                     -----------
                                                                      24,718,124
                                                                     -----------
Electric--2.04%
  Alberta Energy Co Ltd
    7.375% November 1, 2031                                80,000         84,169
  Calpine Corp
    8.625% August 15, 2010                                245,000        159,250
  Chesapeake Energy Corp
    8.125% April 1, 2011                                  190,000        185,250
  Constellation Energy Group Inc
    7.00% April 1, 2012                                   360,000        374,792
  Dominion Resources Inc
    8.125% June 15, 2010                                  470,000        524,717
  Duke Energy Corp
    6.25% January 15, 2012                                165,000        167,510
  First Energy Corp
    6.45% November 15, 2011                               140,000        133,983
  Mid-American Energy Corp
    6.75% December 30, 2031                               165,000        160,581
  Oncor Electric Delivery Co
    6.375% May 1, 2012 **                                  30,000         30,589
  Progress Energy Inc CVO
    6.85% April 15, 2012                                  405,000        421,479
  PSEG Power LLC
    7.75% April 15, 2011                                  255,000        268,992
  Sonat Inc
    7.625% July 15, 2011                                  475,000        465,044
  TXU Eastern Funding Corp
    6.75% May 15, 2009 #                                  415,000        414,191
  Valero Energy Corp
    6.875% April 15, 2012                                 320,000        329,123

================================================================================
FIXED INCOME                                              PAR+          VALUE
================================================================================

Electric (continued)
  XCEL Energy Inc
    7.00% December 1, 2010                            $   480,000    $   421,474
                                                                     -----------
                                                                       4,141,144
                                                                     -----------
Finance & Banking--10.12%
  Abbey National Capital
    8.963% December 19, 2049                              470,000        542,563
  AXA SA
    8.60% December 15, 2030                               165,000        189,780
  Bank of America Corp
    7.40% January 15, 2011                                750,000        820,140
  Bank One Corp
    8.75% September 1, 2030                               200,000        228,196
  Barclays Bank Plc
    6.32% September 29, 2049 ###                          605,000        696,337
  BNP Paribas
    9.003% December 29, 2049 **                           505,000        588,976
  Citigroup Inc
    7.25% October 1, 2010                               1,040,000      1,128,795
    7.75% April 2, 2012                                   655,000        653,166
  Credit Suisse First Boston USA
    6.125% November 15, 2011                               30,000         29,435
    6.50% January 15, 2012                                215,000        216,685
  Devon Financing Corp
    7.875% September 30, 2031                             115,000        122,416
  Dresdner Funding Trust
    8.151% June 30, 2031                                  375,000        404,880
  First Union National Bank Inc
    7.80% August 18, 2010                                 685,000        767,796
  Ford Motor Credit Co
    7.875% June 15, 2010                                1,910,000      1,984,089
  General Electric Capital Corp MTN
    5.875% February 15, 2012                              975,000        975,624
  General Motors Acceptance Corp
    6.875% September 15, 2011                             370,000        366,751
    7.25% March 2, 2011                                   375,000        383,535
  Goldman Sachs Group Inc
    6.60% January 15, 2012                                245,000        249,143
  Household Financial Corp
    6.75% May 15, 2011                                    585,000        584,351
    7.00% May 15, 2012                                    500,000        495,125
  HSBC Capital Funding
    7.73% December 31, 2049 ###                           260,000        332,025
    9.547% December 31, 2049                              535,000        629,337
  ING Capital Funding Trust III
    8.439% December 31, 2049                              615,000        685,722
  Metlife Inc
    6.125% December 1, 2011                               265,000        270,507
  Morgan Stanley Group Inc
    6.75% April 15, 2011                                  650,000        673,628
  National Australia Bank Ltd
    8.60% May 19, 2010                                    265,000        311,656
  National Rural Util Coop Financial
    6.00% May 15, 2006                                    130,000        134,551
    7.25% March 1, 2012                                   180,000        190,825
  Nationwide Financial Services Inc
    5.90% July 1, 2012                                     85,000         84,170
    6.25% November 15, 2011                                75,000         75,926
  NiSource Inc
    7.875% November 15, 2010                              190,000        196,366

================================================================================

See notes to financial statements and notes to schedules of investments


56 SCHEDULES OF INVESTMENTS

Preferred Fixed Income Fund Cont.

================================================================================
FIXED INCOME                                              PAR+          VALUE
================================================================================

Finance & Banking (continued)
  PEMEX Project Funding Master Trust
    8.50% February 15, 2008                           $    95,000    $    98,563
  Royal Bank of Scotland Group Plc
    7.816% November 30, 2049 ADR                          900,000        979,970
    9.118% March 31, 2049 ADR                             500,000        586,030
  Standard Chartered Bank
    8.00% May 30, 2031 **                                 120,000        123,133
  Suntrust Banks Inc
    6.375% April 1, 2011                                  285,000        295,807
  US Bank National Association
    Minneapolis
    6.375% August 1, 2011                                 265,000        274,789
  UBS AG
    8.622% October 1, 2010                                640,000        733,219
  Wachovia Corp
    6.70% June 21, 2004 #                               2,000,000      2,118,780
  Washington Mutual Bank
    6.875% June 15, 2011                                  300,000        314,703
                                                                     -----------
                                                                      20,537,490
                                                                     -----------
Foreign Government--1.01%
  Brazil (Federal Republic)
    3.25% Callable, Floating Rate,
      LIBOR plus .8750%,
      April 15, 2009 ##                                    57,647         35,885
    8.00% Callable, Fixed Rate C Bond,
      April 15, 2014                                       73,885         46,086
    11.00% Fixed Rate Note,
      January 11, 2012                                     20,000         12,100
    11.00% Unsecured, Callable, Fixed
      Rate Bond, August 17, 2040                          165,000         93,638
    11.50% Fixed Rate Note,
      March 12, 2008                                       50,000         34,000
  Bulgaria (National Republic)
    2.813% Series A, Collateralized,
      Callable, Variable Rate, LIBOR
      plus .8125%, July 28, 2012 ###                      100,000         91,000
    3.001% Callable, Floating Rate Bond,
      LIBOR plus .8125%, July 28, 2011 ##                 112,700        100,162
  Colombia Republic
    9.75% Fixed Rate, April 9, 2011                        56,233         57,639
  Mexico (United Mexican States)
    7.50% Fixed Rate Note,
      January 14, 2012 MTN                                 45,000         44,483
    8.125% Fixed Rate Note,
      December 30, 2019                                    95,000         92,958
    8.30% Fixed Rate Bond,
      August 15, 2031                                     175,000        170,188
    8.50% Series A, Fixed Rate Note,
      February 1, 2006 MTN                                 45,000         47,950
  9.875% Series A, Fixed Rate Note,
      February 1, 2010                                    180,000        202,320
    11.375% Fixed Rate Bond,
      September 15, 2016                                  210,000        260,390
  Peru Republic
    4.50% Variable Rate Bond,
      March 7, 2017 ###                                   193,050        139,961
    9.125% Fixed Rate Note,
      February 21, 2012                                   115,000        102,925
  Philippines Republic
    8.375% Fixed Rate Note,
      March 12, 2009                                      100,000         99,625
    10.625% Fixed Rate Note,
      March 16, 2025                                       25,000         25,838
  Russian Federation
    5.00% Step-up Coupon,
      March 31, 2030                                      160,000        111,088
    8.25% Fixed Rate, March 31, 2010                       95,000         93,433
    10.00% Unsecured, Fixed Rate,
      June 26, 2007                                        45,000         48,008
    11.00% Unsecured, Fixed Rate,
      July 24, 2018                                        25,000         27,100
  Turkey Republic
    11.875% Unsecured, Fixed Rate,
      January 15, 2030                                     90,000         75,938
    12.375% Unsecured, Fixed Rate,
      June 15, 2009                                        45,000         41,850
                                                                     -----------
                                                                       2,054,565
                                                                     -----------
Government Sponsored--32.94%
  Federal Home Loan Mortgage Corp
    5.75% January 15, 2012                                200,000        205,482
    6.00% 15 Years TBA                                  1,250,000      1,276,563
    6.00% 30 Years TBA                                 12,500,000     12,472,625
    6.50% 30 Years TBA                                  7,000,000      7,142,170
    7.00% May 1, 2029 #                                 1,517,425      1,575,516
  Federal National Mortgage Association
    6.00% 15 Years TBA                                  3,000,000      3,059,070
    6.00% 30 Years TBA                                 14,750,000     14,713,125
    6.50% November 1, 2028 #                              280,204        286,245
    6.50% January 1, 2029                                  33,954         34,686
    6.50% January 1, 2029                                  28,127         28,734
    6.50% February 1, 2029                                257,439        262,910
    6.50% March 1, 2029                                    30,504         31,152
    6.50% March 1, 2029                                    32,130         32,813
    6.50% April 1, 2029                                    27,690         28,278
    6.50% April 1, 2029                                    33,675         34,390
    6.50% June 1, 2029                                     36,509         37,284
    6.50% June 1, 2029                                     26,876         27,447
    6.50% August 1, 2029                                  109,355        111,679
    6.50% December 1, 2029                                 35,733         36,492
    6.50% January 1, 2030                                  83,230         84,999
    6.50% October 1, 2031                               4,267,612      4,350,275
    6.50% 30 Years TBA                                  2,500,000      2,537,500
    7.00% 30 Years TBA                                 16,410,000     16,994,688
    7.125% January 15, 2030 #                           1,345,000      1,506,144
                                                                     -----------
                                                                      66,870,267
                                                                     -----------

Industrials--7.36%
  Ahold NV
    6.875% May 1, 2029                                    130,000        122,000
  AK Steel Holding Corp
    7.75% June 15, 2012 **                                185,000        183,150
  Anadarko Petroleum Corp
    7.50% May 1, 2031                                     115,000        122,439
  Albertsons Inc
    7.50% February 15, 2011                               110,000        119,428
  Allied Waste Industries Inc
    10.00% August 1, 2009                                 185,000        181,763

================================================================================

         See notes to financial statements and notes to schedules of investments


                                                       57 www.PreferredGroup.com

Schedules of Investments                                           June 30, 2002

Preferred Fixed Income Fund Cont.

================================================================================
FIXED INCOME                                              PAR+           VALUE
================================================================================

Industrials (continued)
  Amerada Hess Corp
    7.875% October 1, 2029                            $   285,000    $   310,131
  Beazer Homes USA Inc
    8.375% April 15, 2012 **                              180,000        181,800
  Burlington Northern Santa Fe Corp
    6.75% July 15, 2011                                   160,000        168,453
    7.082% May 13, 2029                                   160,000        163,816
  ConAgra Inc
    6.75% September 15, 2011                              180,000        189,499
  CSX Corp
    6.75% March 15, 2011                                  590,000        621,211
  DR Horton Inc
    8.50% April 15, 2012 **                                90,000         90,450
    9.75% September 15, 2010                              150,000        155,250
  DaimlerChrysler AG
    7.75% January 18, 2011                                330,000        355,489
    8.50% January 18, 2031                                 90,000        100,011
  Federated Department Stores Inc
    7.00% February 15, 2028                               170,000        166,321
  Felcore Lodging Ltd
    9.50% September 15, 2008                              180,000        181,800
  Fleming Cos Inc
    9.25% June 15, 2010                                   195,000        192,075
  General Motors Corp
    7.20% January 15, 2011                                435,000        445,875
  Heathsouth Corp
    10.75% October 1, 2008                                 70,000         75,950
  Host Marriott Corp
    9.50% January 15, 2007 **                             145,000        146,269
  Ingles Markets Inc
    8.875% December 1, 2011                               150,000        147,750
  International Paper Co
    6.75% September 1, 2011                               295,000        304,116
  Iron Mountain Inc PA
    8.625% April 1, 2013                                  165,000        169,125
  Kellogg Co
    6.60% April 1, 2011                                   300,000        314,067
  Kraft Foods Inc
    6.25% June 1, 2012                                    200,000        205,114
  Kroger Co
    7.25% June 1, 2009                                    195,000        209,648
  Lasmo USA Inc
    7.30% November 15, 2027                               300,000        328,212
  Lowe's Companies Inc
    6.875% February 15, 2028                               50,000         50,538
    7.50% December 15, 2005                               450,000        490,325
  Lyondell Chemical Co
    11.125% July 15, 2012                                 205,000        203,463
  Mandalay Resort Group
    10.25% August 1, 2007                                  75,000         80,063
  Mariner Health Group Inc
    9.50% April 4, 2006 #^^^                              400,000             40
  MeadWestvaco Corp
    6.85% April 1, 2012                                   150,000        157,480
  Meristar Hospitality Corp
    9.00% January 15, 2008                                195,000        192,075
  MGM Mirage Inc
    8.375% February 1, 2011                               135,000        138,038
  News America Holdings Inc
    8.25% August 10, 2018                                 450,000        448,551
  Norfolk Southern Corp
    6.75% February 15, 2011                               315,000        331,068
  Northrop Grumman Corp
    7.75% February 15, 2031                                80,000         86,622
  Occidental Petroleum Inc
    6.75% January 15, 2012                                220,000        231,755
  Owens Brockway Glass Container Corp
    8.875% February 15, 2009 **                           180,000        180,000
  Premier Parks Inc
    9.75% June 15, 2007                                    70,000         71,575
  Raytheon Co
    6.55% March 15, 2010                                  165,000        168,940
  Safeway Inc
    6.50% March 1, 2011                                   435,000        446,484
  Six Flags Inc
    8.875% February 1, 2010                                10,000          9,950
  Starwood Hotel & Resorts
    Worldwide Inc
    7.875% May 1, 2012 **                                 195,000        191,100
  Tenet Healthcare Corp
    6.375% December 1, 2011                               235,000        237,883
  Time Warner Inc
    7.57% February 1, 2024                                650,000        565,689
  Tosco Corp
    8.125% February 15, 2030                              835,000        976,366
  TransCanada Pipelines Ltd
    8.625% May 15, 2012                                    85,000         99,457
  Transocean Sedco Forex Inc
  7.50% April 15, 2031                                    335,000        350,651
  Tricon Global Restaurants Inc
    8.875% April 15, 2011                                 180,000        190,800
  Ultramar Diamond Shamrock Corp
    6.75% October 15, 2037 #                              920,000        926,955
  Union Pacific Corp
    6.50% April 15, 2012                                  230,000        240,296
    6.625% February 1, 2029                               105,000        101,886
  U.S. Airways Group Inc
    7.076% March 20, 2021                               1,211,665      1,248,766
  Ventras Realty Ltd
    8.75% May 1, 2009 **                                  210,000        213,150
  Westvaco Corp
    8.20% January 15, 2030                                 30,000         33,552
  Weyerhaeuser Co
    6.75% March 15, 2012 **                               310,000        318,720
                                                                     -----------
                                                                      14,933,450
                                                                     -----------

Telecommunications--2.28%
  AT&T Corp
    6.50% March 15, 2029                                  380,000        247,528
  AT&T Wireless Group
    7.875% March 1, 2011                                  410,000        333,129
    8.125% May 1, 2012                                     75,000         61,148
    8.75% March 1, 2031                                    75,000         57,897
  British Sky Broadcasting Group Plc
    8.20% July 15, 2009                                   175,000        172,478
  British Telecommunications Plc
    8.125% December 15, 2010                              410,000        441,312
  Charter Communications Inc
    8.25% April 1, 2007 #                                 245,000        164,150
  Cingular Wireless LLC
    6.50% December 15, 2011 **                            220,000        202,836


================================================================================

See notes to financial statements and notes to schedules of investments


58 SCHEDULES OF INVESTMENTS

Preferred Fixed Income Fund Cont.

===============================================================================
FIXED INCOME                                           PAR+           VALUE
===============================================================================

Telecommunications (continued)
  Clear Channel Communications
    7.65% September 15, 2010                      $     110,000   $     107,994
  Comcast Corp
    7.125% June 15, 2013                                185,000         164,378
  Cox Communications Inc
    7.75% November 1, 2010                              255,000         243,484
  Deutsche Telekom
    8.25% June 15, 2030                                 190,000         174,640
  Echostar Corp
    9.125% January 15, 2009 **                           20,000          18,300
    9.375% February 1, 2009                             115,000         104,650
  France Telecom SA
    7.75% March 1, 2011                                 625,000         553,050
  Nextel Communications Inc
    9.375% November 15, 2009                            185,000          93,888
    9.50% February 1, 2011                               55,000          27,088
  Qwest Communications International
    7.00% August 3, 2009                                190,000         105,450
  Rogers Wireless Inc
    9.625% May 1, 2011                                  120,000          78,000
  Sprint Capital Corp
    6.00% January 15, 2007                              645,000         541,561
  TCI Communications Inc
    7.875% February 15, 2026                            455,000         388,224
  Verizon Global Funding Corp
    7.75% December 1, 2030                              365,000         347,546
                                                                  -------------
                                                                      4,628,731
                                                                  -------------
U.S. Government Agency Mortgage -
Backed Securities--7.05%
  Governmental National Mortgage
    Association
  6.50% 30 Years TBA                                 12,500,000      12,750,000
    6.50% 30 Years TBA                                1,000,000       1,018,125
    7.50% May 15, 2030                                  197,105         207,760
    7.50% February 15, 2031                             315,763         332,833
                                                                  -------------
                                                                     14,308,718
                                                                  -------------
U.S. Treasury--18.35%
  United States Treasury Bonds
    5.375% February 15, 2031                            380,000         372,100
    6.125% November 15, 2027                          4,075,000       4,309,150
    6.25% May 15, 2030                                1,390,000       1,505,704
    8.875% February 15, 2019 #                          300,000         408,036
  United States Treasury Notes
    3.375% April 30, 2004                                70,000          70,739
    3.50% November 15, 2006                             715,000         702,259
    4.375% May 15, 2007                              26,000,000      26,357,500
    4.875% February 15, 2012                          2,610,000       2,619,785
    5.00% August 15, 2011                               245,000         248,396
    5.75% November 15, 2005 #                           610,000         650,975
                                                                  -------------
                                                                     37,244,644
                                                                  -------------
Total Fixed Income
  (Cost $197,740,939)                                               200,324,031
                                                                  =============

===============================================================================
SHORT TERM
INVESTMENTS--48.15%                                PAR+/SHARES          VALUE
===============================================================================

Asset Backed--1.92%
  Citibank Credit Card Issuance Trust
    1.78% July 9, 2002 @#                         $   3,900,000     $ 3,898,457

Finance & Banking--28.64%
  Alpine Securitization Corp
    1.80% August 19, 2002 @#                          4,000,000       3,990,200
  Amstel Funding Corp
    1.80% July 16, 2002 @#                            3,900,000       3,897,075
  BCI Funding Corp
    1.79% July 22, 2002 @#                            3,900,000       3,895,928
  Blue Ridge Asset Inc
    1.80% July 16, 2002 @#                            3,900,000       3,897,075
  CDC Commercial
    1.77% July 17, 2002 @#                            3,900,000       3,896,932
  Ciesco LP
    1.79% July 29, 2002 @#                            4,000,000       3,994,431
  Corporate Asset Funding
    1.79% July 25, 2002 @#                            4,000,000       3,995,227
  Credit Suisse First Boston USA
    1.75% July 15, 2002 @#                            4,500,000       4,496,938
  Den Norske Bank ASA
    1.79% July 10, 2002 @                             3,900,000       3,898,255
  Eureka Securitization Inc
    1.79% July 18, 2002 @#                            3,900,000       3,896,703
  Nordean North America Inc
    1.78% July 23, 2002 @#                            2,500,000       2,497,281
  Old Line Funding Corp
    1.79% July 18, 2002 @#                            3,900,000       3,896,703
  San Paolo U.S. Finance Company
    1.75% July 1, 2002 #                              3,900,000       3,900,000
  Santander Financial
    1.79% August 7, 2002 @#                           4,000,000       3,992,641
  Special Purpose Accounts Co
    1.80% August 16, 2002 @#                          4,000,000       3,990,800
                                                                  -------------
                                                                     58,136,189
                                                                  -------------
Government Sponsored--4.89%
  Federal Home Loan Mortgage Corp
    1.90% July 1, 2002 #                              9,931,000       9,931,000
                                                                  -------------

Short Term Investment Trust--12.69%
  Securities Lending Quality Trust
    2.01% yield as of June 30, 2002                  25,766,843      25,766,843
                                                                  -------------

Total Short Term Investments
  (Cost $97,732,489)                                                 97,732,489
                                                                  =============

Total Investments--146.84%
  (Cost $295,473,428)                                               298,056,520
                                                                  =============

Other Assets and Liabilities---46.84%                               (95,072,144)
                                                                  =============

Total Net Assets--100%                                            $ 202,984,376
                                                                  =============

===============================================================================

         See notes to financial statements and notes to schedules of investments


                                                       59 www.PreferredGroup.com

Schedules of Investments                                           June 30, 2002

------------------------------------------------------
Preferred Short-Term Government Securities Fund       \
================================================================================
FIXED INCOMES--99.54%                                      PAR          VALUE
================================================================================

Collateralized Mortgage
Obligation ^^--0.41%
  Federal Home Loan Mortgage Corp
    5.89% July 15, 2008                               $   303,058   $    303,340
    8.50% August 15, 2013                                  60,603         60,887
  Federal National Mortgage
    Association REMIC
    7.50% May 25, 2007                                    122,640        125,553
                                                                    ------------
                                                                         489,780
                                                                    ------------

Government Sponsored--88.92%
  Federal Home Loan Banks
    3.75% April 15, 2004                                2,000,000      2,021,980
    3.875% December 15, 2004                            2,000,000      2,024,020
    4.125% January 14, 2005                             5,000,000      5,082,520
    7.96% May 23, 2005                                  2,000,000      2,104,840
  Federal Home Loan Mortgage Corp
    3.25% January 15, 2004                             11,000,000     11,113,740
    3.50% February 20, 2004                             2,000,000      2,012,280
    3.55% July 23, 2004                                 2,000,000      2,001,760
    4.125% February 4, 2005                             1,000,000      1,010,897
    5.00% May 15, 2004                                 16,000,000     16,607,360
  5.25% February 15, 2004                              10,000,000     10,406,600
    5.375% August 16, 2006                              1,000,000      1,037,290
    5.75% September 15, 2020                            5,000,000      5,170,300
  Federal National Mortgage Association
    3.00% June 15, 2004                                10,000,000      9,978,100
    3.625% April 15, 2004                              10,000,000     10,123,500
    5.69% January 23, 2006                              2,500,000      2,505,350
    6.76% July 16, 2007 MTN                             5,000,000      5,009,200
  Student Loan Marketing Trust
    4.75% April 23, 2004                                2,000,000      2,057,240
    5.00% June 30, 2004                                15,000,000     15,543,600
                                                                    ------------
                                                                     105,810,577
                                                                    ------------

================================================================================
FIXED INCOME                                              PAR           VALUE
================================================================================

United States Treasury--4.21%
  United States Treasury Notes
    3.50% November 15, 2006                           $ 2,000,000   $  1,964,360
    4.375% May 15, 2007                                 3,000,000      3,041,249
                                                                    ------------
                                                                       5,005,609
                                                                    ------------

Total Fixed Income
  (Cost $109,632,383)                                                111,305,966
                                                                    ============

================================================================================
SHORT TERM
INVESTMENTS--4.88%                                       SHARES         VALUE
================================================================================

Short Term Investment Fund--4.88%
  State Street Global Advisors
    Government Money Market Fund
  1.58% yield as of June 30, 2002                       5,802,443      5,802,443
                                                                    ------------

Total Short Term Investments
  (Cost $5,802,443)                                                    5,802,443
                                                                    ============

Total Investments--98.42%
  (Cost $115,434,826)                                                117,108,409
                                                                    ============

Other Assets and Liabilities--1.58%                                    1,883,564
                                                                    ============

Total Net Assets--100%                                              $118,991,973
                                                                    ============

================================================================================

---------------------------------
Preferred Money Market Fund      \
================================================================================
SHORT TERM
INVESTMENTS--90.30%                                       PAR           VALUE
================================================================================

Certificates of Deposit--7.94%
  Bayerische Landesbank
    1.76% June 24, 2003 @                             $ 7,000,000    $ 6,997,244
  Landesbank Baden
    1.90% November 12, 2002 @                           3,000,000      2,978,783
  Svenska Handel Banken Inc
    1.84% November 29, 2002 @                           5,000,000      4,961,411
                                                                     -----------
                                                                      14,937,438
                                                                     -----------
Commercial Paper--62.72%
  Amstel Funding Corp
    1.82% July 17, 2002 @                               7,000,000      6,994,338
    2.00% August 21, 2002 @                             1,000,000        997,167
  Atlantis One Funding Corp
    1.67% July 2, 2002 @                                3,000,000      2,999,861
    1.99% October 15, 2002 @                            7,000,000      6,958,984
Commercial Paper (continued)
  Beta Finance Inc
    1.88% November 27, 2002 @                         $ 3,000,000    $ 2,976,657
    2.00% July 22, 2002 @                               1,250,000      1,248,542
  Clipper Receivables Corp
    2.00% July 1, 2002                                  9,019,000      9,019,000
  Credit Agricole Indosuez NY
    2.715% April 15, 2003 @                             6,000,000      5,998,366
  Credit Industries NY
    1.85% August 22, 2002                               8,000,000      8,000,000
  Galaxy Funding Inc
    1.80% July 18, 2002 @                               8,000,000      7,993,200
  General Electric Capital Corp
    1.90% August 5, 2002 @                              2,000,000      1,996,306
    1.92% July 30, 2002 @                               3,000,000      2,995,360
    1.94% September 5, 2002 @                           1,000,000        996,443

================================================================================

See notes to financial statements and notes to schedules of investments


60 SCHEDULES OF INVESTMENTS

Preferred Money Market Fund Cont.

================================================================================
SHORT TERM
INVESTMENTS                                             PAR           VALUE
================================================================================

Commercial Paper  (continued)
  Greyhawk Funding Corp
    1.89% November 12, 2002 @                      $  5,000,000   $  4,964,825
  Hatteras Funding
    1.88% November 14, 2002 @                         5,000,000      4,964,489
  ING US Funding LLC
    1.98% October 30, 2002 @                          7,000,000      6,953,415
    2.245% September 23, 2002 @                       2,000,000      1,989,523
  K2 USA LLC
    1.88% July 8, 2002 @                              7,000,000      6,997,441
  Liberty Street Funding Corp
    1.80% July 8, 2002 @                              4,000,000      3,998,600
  Santander Financial
    1.98% September 10, 2002 @                        6,000,000      5,976,570
  Sheffield Receivables Corp
    1.80% July 25, 2002 @                             5,000,000      4,994,000
  Standard Federated Bank NA
    1.95% August 12, 2002                             7,000,000      7,000,000
  Surrey Funding Corp
    1.83% July 22, 2002 @                             6,000,000      5,993,595
  UBS Financial Inc
    1.98% September 4, 2002 @                         5,000,000      4,982,125
                                                                  ------------
                                                                   117,988,807
                                                                  ------------
Corporate Bonds--7.98%
  CXC Inc
    1.97% July 1, 2002                                8,000,000      8,000,000
  UniCredito Italiano SPA
    2.09% November 7, 2002 @                          7,000,000      7,002,475
                                                                  ------------
                                                                    15,002,475
                                                                  ------------
Floating Rate Notes--19.66%
  Bayerische Vereinsbank AG
    1.808% July 24, 2002 @##                          9,000,000      8,985,500
  Citigroup Inc MTN
    1.815% July 12, 2002 ##                           5,000,000      5,000,000
  General Electric Capital Corp
    1.877% July 9, 2002 ##                            3,000,000      3,000,000
  Landesbank Baden
    1.817% July 11, 2002 @##                          6,000,000      5,997,666
  SBC Communications Inc
    1.90% September 14, 2002 ##                       6,000,000      6,000,000
  Wells Fargo & Co
    1.985% September 28, 2002 @##                     1,000,000      1,000,956
  Westdeutsche Landesbank
    1.808% July 24, 2002 @##                          7,000,000      6,997,243
                                                                  ------------
                                                                    36,981,365
                                                                  ------------
Total Short Term Investments
  (Cost $184,910,085)                                              184,910,085
                                                                  ------------

Total Investments--98.30%
  (Cost $184,910,085)                                              184,910,085
                                                                  ============

Other Assets and Liabilities--1.70%                                  3,198,879
                                                                  ============

Total Net Assets--100%                                            $188,108,964
                                                                  ============

Notes to Schedules of Investments

*     Non-income producing security.

** Pursuant to Rule 144A under the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2002, these securities amounted to $3,813,565 or 1.88% of the net assets of the Preferred Fixed Income Fund.

*** Non-income producing security--issuer filed for protection under the Federal Bankruptcy Code and is in reorganization.

# All or a portion of this security is being used to collateralize futures contracts outstanding at June 30, 2002.

## Floating rate note. The interest rate shown reflects the rate currently in effect. The maturity date shown reflects the next reset date.

### Variable rate bond. The interest rate shown reflects the rate currently in effect.

@     Yields are at time of purchase.

+     Par is in U.S. dollars unless otherwise noted.

^     Related party.

^^ Maturity dates represent legal final maturity and not the average life assumed by expected prepayment characteristics and security structure.

^^^ Non-income producing security--issuer filed for protection under the Federal Bankruptcy Code and is currently in default of interest payments.

Abbreviations:

ADR - American Depository Receipt
CVO - Contingent Value Obligation
MTN - Medium Term Notes
PFD - Preferred Stock
REIT - Real Estate Investment Trust
REMIC - Real Estate Mortgage Investment Conduit
TBA - To Be Announced, these securities have been purchased on a delayed delivery basis.
TRAINS - Targeted Return Index Securities Trustwww.PreferredGroup.com

         See notes to financial statements and notes to schedules of investments


                                                       61 www.PreferredGroup.com

Notes to Financial Statements                                      June 30, 2002

1. Accounting Policies

The Preferred Group of Mutual Funds ("The Preferred Group" or the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified series management investment company offering ten portfolios (the "funds"):

Preferred International Growth Fund

("International Growth")--seeks its objective of long-term capital appreciation by investing primarily in common stocks of non-U.S. companies believed to offer the potential for capital appreciation.

Preferred International Value Fund

("International Value")--seeks its objective of long-term capital appreciation by investing primarily in equity securities traded principally on markets outside the United States.

Preferred Small Cap Growth Fund

("Small Cap Growth")--seeks its objective of long-term capital appreciation through investments in companies with small equity capitalizations.

Preferred Mid Cap Growth Fund

("Mid Cap Growth")--seeks its objective of long-term capital appreciation by investing primarily in U.S. companies with medium market capitalizations believed to have strong earnings growth potential.

Preferred Large Cap Growth Fund

("Large Cap Growth")--seeks its objective of long-term capital appreciation by investing primarily in equity securities believed to offer the potential for capital appreciation, including stocks of companies that are experiencing or expected to experience above-average earnings growth.

Preferred Large Cap Value Fund

("Large Cap Value")--seeks its objective of capital appreciation by investing primarily in equity securities that are believed to be undervalued and that offer above-average potential for capital appreciation.

Preferred Asset Allocation Fund

("Asset Allocation")--seeks its objective of both capital appreciation and current income by allocating assets among stocks, bonds and high quality money market instruments.

Preferred Fixed Income Fund

("Fixed Income")--seeks its objective of a high level of current income consistent with investment in a diversified portfolio of debt securities.

Preferred Short-Term Government Securities Fund

("Short-Term Government")--seeks its objective of high current income, consistent with preservation of capital, primarily through investment in U.S. Government securities.

Preferred Money Market Fund

("Money Market")--seeks its objective of the maximum current income believed to be consistent with preservation of capital and maintenance of liquidity by investing in short-term, fixed income instruments.

The Preferred Group was established in 1991 as a business trust under Massachusetts law and has an unlimited authorized number of shares of beneficial interest which may, without shareholder approval, be divided into an unlimited number of series of such shares.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of income and expenses during the reporting period and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates. The following significant accounting policies are consistently followed by the funds in the preparation of their financial statements.


62 NOTES TO FINANCIAL STATEMENTS

Security Valuations

Portfolio securities, options and futures for which market quotations are readily available are valued at market value, which is determined by using the last reported sale price, or, if no sales are reported, the last reported bid price. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Trustees, which prices reflect broker/dealer supplied market valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bonafide market maker is used. Forward contracts are valued at market. Obligations with a remaining maturity of 60 days or less and holdings in Money Market are valued at amortized cost which approximates market value. Equity securities that have reached the limit for aggregate foreign ownership may trade at a premium to the local share price. The premium is valued based on prices supplied by a broker. Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees. Options are valued at the last sale price. Prices are reported based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Exchange traded options are valued at the settlement price determined by the relevant exchange.

The Short Term Investment Fund and Short Term Investment Trust include investments that are valued daily based on the market quotations of the underlying assets.

Certain investments in securities held by the Fixed Income fund were valued on the basis of a price provided by a principal market maker. At June 30, 2002, the total value of these securities represented 2.11% of net assets of the Fixed Income fund. These prices may differ from the value that would have been used had a broader market for securities existed.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal tax purposes.

Corporate actions (including cash dividends) are recorded on the ex-date (except for certain foreign securities for which corporate actions are recorded as soon after the ex-date as the funds become aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received. All funds (except Short-Term Government) may invest in foreign securities. There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may include foreign currency exchange rate fluctuations, adverse political and economic developments and the imposition of unfavorable foreign governmental laws or restrictions, including the possible prevention of currency exchange. The funds may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations.

In July of 2001, Caterpillar Inc. Supplemental Unemployment and Benefits Group Insurance Trust A and Caterpillar Group Insurance www.PreferredGroup.com63June 30, 2002Trust B (collectively referred to as Trust A and B) redeemed 8,204,371 shares of the International Value Fund and 4,055,368 shares of the Small Cap Growth Fund "in kind" (i.e., in securities rather than cash) worth $102,822,188 and $31,765,204, respectively and representing 39.36% and 36.15% of the funds' net assets, respectively. The in-kind redemptions resulted in a realized gain of $6,560,218 in International Value and a realized loss of $561,336 in Small Cap Growth.

Federal Taxes

Consistent with each fund's policy to qualify as a regulated investment company and to distribute all of its taxable income and net realized capital gains to its shareholders, no federal tax has been accrued.

At June 30, 2002, capital loss carryforwards available (to the extent provided in federal income tax regulations) to offset future realized gains were as follows:

--------------------------------------------------------------------------------
                                                  Year of      Capital Loss
Fund                                            Expiration     Carryforward
--------------------------------------------------------------------------------
 International Growth                               2009       $   516,573
 International Growth                               2010         1,794,289
 Small Cap Growth                                   2007         5,897,783
 Small Cap Growth                                   2009         8,573,430
 Small Cap Growth                                   2010        29,386,626
 Mid Cap Growth                                     2010         4,994,730
 Large Cap Growth                                   2010        96,928,486
 Asset Allocation                                   2010           205,997
 Fixed Income                                       2008         2,048,082
 Fixed Income                                       2009           247,134
 Short-Term Government                              2009           462,218
 Money Market                                       2009             2,650
 Money Market                                       2010             3,628
--------------------------------------------------------------------------------

To the extent the loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed.


                                                63 NOTES TO FINANCIAL STATEMENTS

Components of Distributable Earnings

As of June 30, 2002, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consist of:

--------------------------------------------------------------------------------------------------------
                                          Undistributed   Undistributed   Undistributed
                         Capital Loss       Ordinary       Short Term      Long Term
                         Carryforward        Income          Gains           Gains           Total
--------------------------------------------------------------------------------------------------------
International Growth     $ (2,310,862)              --              --              --    $ (2,310,862)
International Value                --     $    928,332    $    150,892    $    267,284       1,346,508
Small Cap Growth          (43,857,839)              --              --              --     (43,857,839)
Mid Cap Growth             (4,994,730)              --              --              --      (4,994,730)
Large Cap Growth          (96,928,486)              --              --              --     (96,928,486)
Large Cap Value                    --        1,494,169       5,869,212              --       7,363,381
Asset Allocation             (205,997)           2,367              --              --        (203,630)
Fixed Income               (2,295,216)          86,318              --              --      (2,208,898)
Short-Term Government        (426,218)              --              --              --        (426,218)
Money Market                   (6,278)           7,579              --              --           1,301
--------------------------------------------------------------------------------------------------------

Post October Losses

For the year ended June 30, 2002, the funds have elected to defer to the next taxable year the following losses attributable to Post-October Losses:

--------------------------------------------------------------------------------
Fund                                                                    Losses
--------------------------------------------------------------------------------
International Growth                                                 $ 3,371,557
International Value                                                       14,011
Small Cap Growth                                                       6,307,996
Mid Cap Growth                                                         3,130,807
Large Cap Growth                                                      64,824,896
Large Cap Value                                                               --
Asset Allocation                                                          95,687
Fixed Income                                                             488,045
Short-Term Government                                                         --
Money Market                                                               1,301
--------------------------------------------------------------------------------

Interest Income, Debt Discount and Premium

Interest income is recorded on the accrual basis. Original issue discount and market discount are accreted; premium is amortized on debt securities, with the exception of mortgage-backed securities that pay down, with a corresponding adjustment to the cost basis. For Short-Term Government, income earned on short-term investment funds is included in interest income in the Statement of Operations. Payments received in kind are recorded at the fair market value of the securities received.

Distributions to Shareholders

Large Cap Growth, Large Cap Value, International Value, Small Cap Growth, International Growth and Mid Cap Growth declare and pay dividends at least annually. Dividends are declared and paid quarterly for Asset Allocation. Dividends are declared and recorded daily and paid monthly for Fixed Income, Short-Term Government and Money Market.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of foreign currency transactions, net operating losses, losses deferred due to wash sales and post-October 31 losses. Permanent book and tax differences relating to shareholder distributions will result in reclassifications in the funds' capital accounts.

Expenses

Expenses specific to an individual fund are charged to that fund. Common expenses are allocated to the funds based on their relative net asset values.

Foreign Currency Translation

The accounting records of the funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the daily exchange rates.

Net realized gains and losses on foreign denominated other assets, liabilities and currency transactions disclosed in the Statement of Operations represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. Further, the effects of changes in foreign currency exchange rates on securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but rather, are included with the net realized and unrealized gain or loss on investments.

Forward Contracts

All funds (except Short-Term Government and Money Market) may enter into forward contracts to purchase or sell foreign currencies at predetermined exchange rates at future dates. The market value of the contract will fluctuate with changes in currency exchange rates. All contracts are marked-to-market daily, resulting in unrealized gains or losses which become realized at the time the forward contracts are settled. Forward contracts do not eliminate fluctuations in the prices of the funds' portfolio securities. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened. Sales and purchases of forward contracts having the same settlement date and broker are offset and any gain (loss) is realized on the settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.


64 NOTES TO FINANCIAL STATEMENTS

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Futures Contracts

All funds (except Short-Term Government and Money Market) may enter into futures contracts. A fund may use futures contracts to manage its exposure to the stock and fixed-income markets. Buying futures tends to increase the fund's exposure to the underlying instrument. Selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund instruments. Upon entering into such a contract, the fund is required to pledge to the broker an amount of cash or investment securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are recorded by the fund as unrealized gains or losses in the Statement of Assets and Liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, which is disclosed in the Statement of Operations. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Losses may arise from the changes in the value of the underlying instrument, the illiquidity of the secondary market for the contracts, or the failure of counterparties to perform under the contract terms. See Note 4 for all open futures contracts held as of June 30, 2002.

Option Contracts

All funds (except Short-Term Government and Money Market) may enter into option contracts. The funds may invest in option contracts to manage their exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase a fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease a fund's exposure to the underlying instrument, or hedge other fund investments. A fund will not enter into a transaction involving options for speculative purposes. The funds' risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counter-parties under the contracts' terms and changes in the liquidity of the secondary market for the contracts.

When a fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, a realized loss. When an option is exercised, the premium reduces the cost basis of the securities purchased by the fund. See Note 4 for all open option contracts as of June 30, 2002.

Loans of Portfolio Securities

Each fund (except Money Market) may lend its portfolio securities to counterparties under contracts calling for collateral equal to at least the market value of the securities loaned. Each fund would continue to benefit from interest on the securities loaned and would also receive either interest, through investment of any cash collateral by the fund in permissible investments, or a fee. This income is recognized in the Statements of Operations net of any related expenses. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails financially.

See the Statements of Assets & Liabilities for values of securities on loan and the cash collateral invested in the Securities Lending Quality Trust. See Note 5 for description of collateral as of June 30, 2002.

Delayed Delivery Transactions

All funds (except Money Market) may purchase or sell securities on a forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fund identifies securities as earmarked in its custodial records with a value at least equal to the amount of the purchase commitment.

Repurchase Agreements

The funds' custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the funds. The funds may experience costs and delays in liquidating the collateral if the issuer defaults or declares bankruptcy.

Industry Concentrations

While none of the funds is permitted to invest more than 25% of its assets in a particular industry (other than Money Market, which may concentrate in the domestic banking industry), each fund may, from time to time, "focus" its investments (generally considered to include investing more than 10% of its assets) in certain industries. This may subject a fund to greater risk than funds that are not so focused.

Concentration of Risk

As the international funds invest in capital markets which are developing, their investments in securities may involve greater risk than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the funds' investments and the income they generate, as well as the funds' ability to repatriate such amounts.

Change in Accounting Principle

As required, effective July 1, 2001, the funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies. The Guide requires the funds to amortize premium and discount on all debt securities. Currently, the funds amortize premium and discount on all fixed income securities with the exception of mortgage-backed securities which pay down. For these securities, the funds recognize gain or loss when the securities pay down, which is then reclassified to income. The cumulative effect of this accounting change had no impact of total net assets of the funds.


                                                       65 www.PreferredGroup.com

                                                                   June 30, 2002

2. Fees and Compensation Paid to Affiliates

Management Fee

Caterpillar Investment Management Ltd. (the "Manager"), a wholly owned subsidiary of Caterpillar Inc., provides investment advisory and portfolio management services for the funds. Each fund pays a monthly fee based on the average net assets of the fund at the following rates:

--------------------------------------------------------------------------------
                                                      Annual Percentage of
Fund                                                  Average Net Assets
--------------------------------------------------------------------------------
International Growth                                          1.05%
International Value                                           0.95%
Small Cap Growth                                              1.00%
Mid Cap Growth                                                1.00%
Large Cap Growth                                              0.75%
Large Cap Value                                               0.75%
Asset Allocation                                              0.70%
Fixed Income                                                  0.50%
Short-Term Government                                         0.35%
Money Market                                                  0.30%
--------------------------------------------------------------------------------

To assist in carrying out its responsibilities, the Manager has retained various subadvisers to render advisory services to the funds:

-----------------------------------------------------------------------------
Fund                              Subadvisers
-----------------------------------------------------------------------------
International Growth              Marvin & Palmer Associates, Inc. ("Marvin")
International Value               Mercator Asset Management(R), LP ("Mercator")
Small Cap Growth                  Turner Investment Partners, Inc. ("Turner")
Mid Cap Growth                    Turner Investment Partners, Inc. ("Turner")
Large Cap Growth                  Jennison Associates LLC ("Jennison")
Large Cap Value                   Oppenheimer Capital LLC ("Oppenheimer")
Asset Allocation                  Mellon Capital Management Corporation ("Mellon") and
                                  PanAgora Asset Management, Inc. ("PanAgora")
Fixed Income and Money Market     J.P. Morgan Investment Management Inc. ("Morgan")
Short-Term Government             None
-----------------------------------------------------------------------------

The subadvisers operate under the supervision of the Manager and the Preferred Group's Trustees. The Manager pays the fees of each of the subadvisers; the funds do not pay subadvisory fees in addition to the management fee paid to the Manager.

For the fiscal year ended June 30, 2002, brokerage commissions were paid to the following affiliates of the Trust's subadvisers by the following funds:

--------------------------------------------------------------------------------------------------------------------
                                      International   International   Small Cap   Mid Cap   Large Cap   Large Cap
                                          Growth           Value        Growth     Growth     Growth       Value
--------------------------------------------------------------------------------------------------------------------
Chase Manhattan International             $   355
Credit Lyonnais Securities                    958         $26,892
Dresdner Bank                                                 530
Dresdner Kleinwort Benson                     996          14,554
Dresdner Kleinwort Benson Wasserstein                         424
J.P. Morgan Securities, Inc.                4,931          35,833       $   242    $37,630    $ 4,900    $    88
Prudential Securities Inc.                                                  155                6,300
                                          --------------------------------------------------------------------------
                                          $ 7,240         $78,233       $   397    $37,630    $11,200    $    88
------------------------------------------==========================================================================

Trustees' Fees

For the fiscal year ended June 30, 2002, the Trustees who were not "interested persons" of the Preferred Group, as defined in the Investment Company Act of 1940, as amended, received an annual fee of $12,000 plus $2,500 for each Trustees' meeting attended.


66 NOTES TO FINANCIAL STATEMENTS

3. Beneficial Interest

As of June 30, 2002, shareholders beneficially holding more than 5% of total shares outstanding were as follows:


-----------------------------------------------------------------------------------------------------------------------------
                                                           Preferred
                                                 401(k)     Stable               American   Caterpillar            Gregory
                          401(k)   Insurance    Savings    Principal  Beckwith   Banker's    Investment   Empire    Poole
                          Plan*    Reserves**    Plus     Collective  Machinery  Insurance   Management  Savings  Equipment
                                                 Plan***     Trust     Company      Co.         Ltd.       Plan       Co.
-----------------------------------------------------------------------------------------------------------------------------
International Growth       7.82%     32.67%        --           --       8.76%        --       49.01%        --       --
International Value       46.17%      8.02%      5.59%          --         --         --          --         --       --
Small Cap Growth          63.57%     24.60%        --           --         --         --          --         --       --
Mid Cap Growth            30.61%     25.40%        --           --         --         --       41.46%        --       --
Large Cap Growth          66.13%      8.38%        --           --         --         --          --         --       --
Large Cap Value           67.20%     11.43%        --           --         --         --          --       5.05%      --
Asset Allocation          58.60%        --         --           --         --         --          --       6.41%    5.78%
Fixed Income              31.14%        --         --        54.21%        --         --          --         --       --
Short-Term Government     29.62%     10.60%        --        28.71%     13.87%     13.08%         --         --       --
Money Market              84.71%        --         --           --         --         --          --         --       --
-----------------------------------------------------------------------------------------------------------------------------

  *   Caterpillar Investment Trust 401(k) Plan.
 ** Caterpillar Insurance Company Limited Insurance Reserves. Included on the Short-Term Government Securities Fund are holdings of 13.08% held by American Banker's Insurance Company of Florida for the benefit of Caterpillar Insurance Company Limited.
***   IHC 401(k) Savings Plus Plan - International Stock
      Fundwww.PreferredGroup.com

4. Portfolio Information

Security Purchases and Sales

During the fiscal year ended June 30, 2002, purchases and sales of long-term investments (investments other than short-term obligations, options and U.S. Government securities) and U.S. Government securities (short- and long-term), respectively, were as follows:

--------------------------------------------------------------------------------------
                                    Long-Term                     U.S. Government
                         -------------------------------------------------------------
                            Purchases          Sales         Purchases          Sales
--------------------------------------------------------------------------------------
International Growth     $ 40,644,471    $ 36,126,703              --              --
International Value        80,402,060     171,638,209              --              --
Small Cap Growth          106,257,885     136,689,035              --              --
Mid Cap Growth             87,342,822      76,732,624              --              --
Large Cap Growth          351,805,588     387,535,679              --              --
Large Cap Value            64,049,568      80,860,075              --              --
Asset Allocation           15,117,461      18,704,144    $ 33,326,897    $ 61,301,121
Fixed Income              925,487,314     921,393,924     136,428,258     104,844,388
Short-Term Government     159,327,733     137,630,107      50,800,469      49,976,014
--------------------------------------------------------------------------------------

During the fiscal year ended June 30, 2002, Money Market had purchases and sales (including maturities and excluding repurchase agreements) of short-term obligations of:

----------------------------------------------------------------
                                              Other
                                 -------------------------------
                                    Purchases          Sales
----------------------------------------------------------------
Money Market                     $5,007,060,041   $5,024,378,436
----------------------------------------------------------------


                                                       67 www.PreferredGroup.com

                                                                   June 30, 2002

Futures Contracts

Futures contracts open at June 30, 2002:

------------------------------------------------------------------------------------------------
                                                                                 Unrealized
                                  Number of    Expiration       Underlying      Appreciation
Contracts                         Contracts       Date          Face Value   (Depreciation), Net
------------------------------------------------------------------------------------------------
Asset Allocation:
Long Positions:
   S&P 500                            15         Sep 02        $    742,575      $    (22,988)
   S&P 500                            50         Sep 02          12,376,250          (675,937)
   S&P 500                            34         Sep 02           8,415,850          (304,981)
   U.S. Treasury Bonds                34         Sep 02           3,494,563            57,250
   U.S. Treasury Bonds                21         Sep 02           2,158,406            46,145
   U.S. Treasury Notes                 2         Sep 02             214,469             5,258
                                                                                 ------------
                                                                                 $   (895,253)
                                                                                 ============
Fixed Income:
Long Positions:
   U.S. Treasury Bonds                67         Sep 02           6,886,344      $    170,288
   U.S. Treasury Notes               142         Sep 02          29,813,344           308,141
                                                                                 ------------
                                                                                      478,429
                                                                                 ------------
Short Positions:
    U.S. Treasury Bonds             (297)        Sep 02         (31,904,297)         (609,743)
    U.S. Treasury Notes              (75)        Sep 02          (8,042,578)          (50,991)
                                                                                 ------------
                                                                                     (660,734)
                                                                                 ------------
                                                                                 $   (182,305)
---------------------------------------------------------------------------------============

Unrealized Appreciation (Depreciation)

Unrealized appreciation (depreciation) for each fund at June 30, 2002, based on cost of both long-term and short-term securities for federal tax purposes were as follows:

-------------------------------------------------------------------------------------------------------
                                                                     Net Unrealized          Cost for
                          Gross Unrealized    Gross Unrealized        Appreciation/        Federal Tax
Fund                        Appreciation        (Depreciation)       (Depreciation)         Purposes
-------------------------------------------------------------------------------------------------------
International Growth        $   1,280,559       $    (716,144)       $     564,415        $  25,284,117
International Value            24,500,457         (11,654,784)          12,845,673          241,200,788
Small Cap Growth                3,059,152          (3,468,719)            (409,567)          57,965,011
Mid Cap Growth                  1,658,930          (3,302,663)          (1,643,733)          32,497,716
Large Cap Growth               24,574,506         (56,952,229)         (32,377,723)         462,168,333
Large Cap Value                93,629,186         (34,330,372)          59,298,814          268,432,516
Asset Allocation                5,388,374         (19,392,996)         (14,004,622)         162,818,057
Fixed Income                    4,385,107          (1,802,015)           2,583,092          297,827,800
Short-Term Government           1,675,782              (2,199)           1,673,583          115,468,451
Money Market                           --                  --                   --          184,910,085
-------------------------------------------------------------------------------------------------------


68 NOTES TO FINANCIAL STATEMENTS

Written Option Contracts

The option contracts described below were the option contracts open at fiscal year ended June 30, 2002.

------------------------------------------------------------------------------------------------------------------
                                                                                     Options         Unrealized
                                            Strike                   Premiums      Written at       Appreciation
Contracts                Description         Price      Due Date     Received         Value        (Depreciation)
------------------------------------------------------------------------------------------------------------------
Asset Allocation:
Short Puts: 10      S&P 500 Index Options   $  995       Dec 02   $     55,938     $     60,000      $  (4,062)
             5      S&P 500 Index Futures    1,025       Dec 02         82,094           93,875        (11,781)
             7      S&P 500 Index Futures    1,050       Dec 02        116,511          156,975        (40,464)
             3      S&P 500 Index Futures    1,000       Dec 02         50,981           46,725          4,256
            33      S&P 500 Index Futures    1,000       Mar 03        647,622          603,075         44,547
            30      S&P 500 Index Options      975       Mar 03        238,219          184,500         53,719
            35      S&P 500 Index Options      975       Jun 03        306,306          234,500         71,806
                                                                  --------------------------------------------
                                                                  $  1,497,671     $  1,379,650      $ 118,021
------------------------------------------------------------------=============================================

During the fiscal year ended June 30, 2002, the following option contracts were tten:

------------------------------------------------------------------
                                    Number of        Premiums
                                 Put Contracts       Received
------------------------------------------------------------------
Asset Allocation:
Balance as of June 30, 2001             --         $         --
Written                                149            2,120,383
Closed and Expired                      26              622,712
Exercised                               --                   --
                                   -------------------------------
Balance as of June 30, 2002            123         $  1,497,671
-----------------------------------===============================

5. Collateral For Securities Lending

The funds authorized the custodian or appropriate third party and institutions to receive and hold collateral for securities on loan. The collateral may be in the form of cash (U.S. or foreign currency); or securities issued or guaranteed by the United States Government or its agencies or instrumentalities, but not interest-only, principal-only or other "stripped" securities; or such other collateral as determined and agreed to in writing. Cash collateral is invested in the Securities Lending Quality Trust. Non-cash collateral represents United States Treasuries and Agencies.

Collateral for those securities that are out on loan as of June 30, 2002, is as follows:

--------------------------------------------------------------------------------
                              Cash            Non-Cash            Total
--------------------------------------------------------------------------------
International Growth       $   882,972                --       $   882,972
International Value         34,894,368                --        34,894,368
Small Cap Growth            11,498,740                --        11,498,740
Mid Cap Growth                 951,305                --           951,305
Large Cap Growth             7,511,800                --         7,511,800
Asset Allocation            16,976,015       $   954,520        17,930,535
Fixed Income                25,766,843         2,269,120        28,035,963
--------------------------------------------------------------------------------


                                                       69 www.PreferredGroup.com

                                                                   June 30, 2002

Report of Independent Accountants

To the Trustees and Shareholders of The Preferred Group of Mutual Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the ten funds constituting The Preferred Group of Mutual Funds (the "Trust") at June 30, 2002, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements")are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
August 14, 2002


70 REPORT OF INDEPENDENT ACCOUNTANTS

Income Tax Information (Unaudited)

The funds which declared and paid a long-term capital gain distribution in fiscal year 2002 (International Value, Large Cap Growth, Large Cap Value and Asset Allocation) hereby designate the following amounts as long-term capital gain distributions:

----------------------------------------------
                                Long-Term
Fund                           Capital Gains
----------------------------------------------
International Value          $  13,898,582
Large Cap Growth                    12,942
Large Cap Value                 27,175,809
Asset Allocation                11,011,109
----------------------------------------------

Shareholder Actions (Unaudited)

The majority shareholder of The Preferred Group of Mutual Funds elected F. Lynn McPheeters and Kevin E. Colgan to the Board of Trustees by written consent dated as of November 1, 2001. The Trustees whose term of office continued following November 1, 2001 were Gary M. Anna, William F. Bahl and Dixie L. Mills. Mr. McPheeters has since resigned from the Board of Trustees.


                                                       71 www.PreferredGroup.com

The Preferred Group of Mutual Funds                                June 30, 2002

Trustees & Officers

------------------------------------------------
Disinterested Trustees                           \
--------------------------------------------------------------------------------------------------------------------------------
                                         Term of       Number of        Other
                           Position(s)  Service and     Funds in     Directorships                Principal
Name, Address                 held      Length of     Fund Complex     Held by               Occupations During
& Age                      with Fund   Time Served      Overseen       Trustees              the Past Five Years
--------------------------------------------------------------------------------------------------------------------------------
Gary M. Anna, 48,            Trustee    Since 1992         10            None       Vice President, Business Affairs, Bradley
1501 W. Bradley Avenue                                                              University; Interim President, Bradley
Peoria, IL 61625                                                                    University, June 1999 to June 2000
--------------------------------------------------------------------------------------------------------------------------------
William F. Bahl, 52,         Trustee    Since 1992         10         Cincinnati    Chairman, Bahl & Gaynor, Inc.
212 E. Third Street,                                                   Financial    (a registered investment adviser);
Suite 200                                                             Corporation   Director, Cincinnati
Cincinnati, OH 45202                                                                Financial Corporation
--------------------------------------------------------------------------------------------------------------------------------
Dixie L. Mills, 54,          Trustee    Since 1992         10            None       Dean, College of Business, Illinois
Illinois State University                                                           State University, 1997 to present;
Campus Box 5500                                                                     Interim Dean, College of Business,
Normal, IL 61790-5500                                                               Illinois State University, 1996 to 1997
-------------------------------------------------
Interested Trustee                                \
--------------------------------------------------------------------------------------------------------------------------------
Kevin E. Colgan, 50,         Trustee    Since 2001         10            None       Treasurer, Caterpillar Inc. (manufacturer of
100 N.E. Adams Street                                                               machinery and engines), 2001 to present;
Peoria, IL 61629-5330                                                               Vice President, Caterpillar Financial
                                                                                    Services Inc. (provider of financial services
                                                                                    related to Caterpillar Inc.), 1997 to 2001;
                                                                                     Managing Director, Caterpillar Financial
                                                                                    of Australia Ltd., 1992 to 1997
-------------------------------------------------
Officers                                          \
--------------------------------------------------------------------------------------------------------------------------------
David L. Bomberger, 47,     President   Since 1999         N/A            N/A       President and Director, Caterpillar
411 Hamilton Boulevard                                                              Investment Management Ltd.;
Peoria, IL  61602-1104                                                              President and Director, Caterpillar
                                                                                    Securities Inc.; Vice President,
                                                                                    Commercial Mortgages, Commercial
                                                                                    Federal Bank, January 1999 to May 1999;
                                                                                    Senior Vice President, Treasurer and
                                                                                    Chief Investment Officer, The Guarantee
                                                                                    Life Companies, Inc., 1977 to 1998
--------------------------------------------------------------------------------------------------------------------------------
Fred L. Kaufman, 54,          Vice         Vice            N/A            N/A       Treasurer, Caterpillar
411 Hamilton Boulevard      President    President                                  Investment Management Ltd.;
Peoria, IL  61602-1104     & Treasurer since 1994;                                  Treasurer and Director,
                                         Treasurer                                  Caterpillar Securities Inc.
                                        since 1992
--------------------------------------------------------------------------------------------------------------------------------
Sean X. McKessy, 35,          Clerk     Since 2000         N/A            N/A       Securities Counsel, Caterpillar Inc., 2000
100 N.E. Adams Street                                                               to present; Staff Attorney, SEC, 1997
Peoria, IL 61629-7310                                                               to 2000; Associate, Wiley, Rein & Fielding
                                                                                    (law firm), 1992 to 1997; Clerk,
                                                                                    Caterpillar Investment Management Ltd.
                                                                                    and Caterpillar Securities Inc.Disinterested
--------------------------------------------------------------------------------------------------------------------------------

Each Trustee shall serve during the continued lifetime of the Trust until he or she dies, resigns or is removed, or, if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor. The Officers shall hold office until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed or becomes disqualified. Each officer holds office at the pleasure of the Trustees.

The Preferred Group's Statement of Additional Information includes additional information about The Preferred Group's Trustees and is available, without charge, upon request by calling 1-800-662-4769.


72 TRUSTEES & OFFICERS

----------------------------------------------------
Officers and Trustees

  Gary M. Anna...............................Trustee
  William F. Bahl............................Trustee
  Kevin E. Colgan............................Trustee
  Dixie L. Mills.............................Trustee
  David L. Bomberger.......................President
  Fred L. Kaufman.......Vice President and Treasurer
  Sean X. McKessy..............................Clerk
----------------------------------------------------

----------------------------------------------------
Investment Adviser

  Caterpillar Investment Management Ltd.
  411 Hamilton Boulevard, Suite 1200
  Peoria, IL  61602-1104
----------------------------------------------------

----------------------------------------------------
Distributor

  Caterpillar Securities Inc.
  411 Hamilton Boulevard, Suite 1200
  Peoria, IL  61602-1104
----------------------------------------------------

----------------------------------------------------
Custodian

  State Street Bank & Trust Co.
  P.O. Box 1713
  Boston, MA  02101
----------------------------------------------------

----------------------------------------------------
Transfer Agent and Investor Services

  Boston Financial Data Services, Inc.
  The BFDS Building
  Two Heritage Drive
  N. Quincy, MA  02171
----------------------------------------------------

----------------------------------------------------
Legal Counsel

  Ropes & Gray
  One International Place
  Boston, MA  02110-2624
----------------------------------------------------


----------------------------------------------------
Independent Accountants

     PricewaterhouseCoopers LLP
     160 Federal Street
     Boston, MA 02110

----------------------------------------------------

                                    PREFERRED
                                     [LOGO]
                                    GROUP(R)

                              THE PREFERRED GROUP
                                OF MUTUAL FUNDS

                                 1-800-662-4769

                             www.PreferredGroup.com

This report and the financial statements contained herein are submitted for the general information of the shareholders of The Preferred Group of Mutual Funds. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus.


                                                       73 www.PreferredGroup.com

                               [GRAPHIC OMITTED]

                                             -----------------------------------
                                             THE PREFERRED GROUP OF MUTUAL FUNDS
                                                              Annual Report 2002
                                             -----------------------------------

                                                             ===================
                                                                   PRESORT
                                                                  STANDARD
                                                              U.S. POSTAGE PAID
                                                                 CHICAGO, IL
                                                                PERMIT #6325
                                                             ===================

Preferred International Growth Fund o Preferred International Value Fund o Preferred Small Cap Growth Fund o Preferred Mid Cap Growth Fund o Preferred Large Cap Growth Fund o Preferred Large Cap Value Fund o Preferred Asset Allocation Fund o Preferred Fixed Income Fund o Preferred Short-Term Government Securities Fund o Preferred Money Market Fund

         PREFERRED
          [LOGO]
          GROUP(R)

   THE PREFERRED GROUP
     OF MUTUAL FUNDS

       P.O. Box 8320
   Boston, MA 02266-8320

   www.PreferredGroup.com

       Distributed by
Caterpillar Securities Inc.